[LOGO OF EATON VANCE MUTUAL FUNDS                [PHOTO OF INSTITUTION APPEARS
  APPEARS HERE]                                       HERE]


Semiannual Report February 28, 1997


                                                                         Alabama

                                                                        Arkansas

[PHOTO OF                    E A T O N  V A N C E                        Georgia
 HIGHWAY
 APPEARS HERE]                    MUNICIPALS                            Kentucky
                                     TRUST
                                                                       Louisiana
                                   MARATHON
                                                                        Maryland

                     Global Management-Global Distribution              Missouri

                                                                  North Carolina

                                                                          Oregon

                                                                  South Carolina
[PHOTO OF BRIDGE APPEARS HERE]
                                                                       Tennessee

                                                                        Virginia

EV Marathon Municipals Funds as of February 28, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER, PRESIDENT
  APPEARS HERE]

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. At the outset of the year, the economy seemed poised for a slowdown, and the Federal Reserve appeared ready to revive growth through interest rate reductions. In January, 1996, the Fed lowered the Federal Funds Rate -- the rate banks charge each other for overnight loans and a key short-term interest rate barometer -- 5.25%. However, it soon became apparent that the economy was stronger than anticipated and that inflation, while still at a low level, would bear further watching. Long-term bond yields climbed steadily higher, reaching their peak in mid-June.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

We believe an investment in municipal bonds continues to represent good value for several reasons. First, the nation's economy should continue to grow at a fairly modest pace in 1997, which is favorable for bonds in general. Second, due to public demand, it is increasingly likely that Congress and the Clinton Administration will make progress toward a balanced budget. Third, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. Finally, taxes remain a burden and, for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free current income for shareholders.

  Tax-exempt bonds yield 81% of Treasury yields

          5.50%                   8.59%
  30-year AAA General         Taxable equivalent yield of investment
  Obligation (GO) Bonds*      for couple in 36% tax bracket

          6.80%
  30-year Treasury Bond

  Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

  *GO yield is a compilation of a representative variety of general obligations and is not necessarily representative of the Funds' yields. Statistics as of February 28, 1997.

  Past performance is not indicative of future results.
  Source: Bloomberg, L.P.


                                Sincerely,

                                /s/ Thomas J. Fetter,

                                Thomas J. Fetter,
                                President
                                April 4, 1997


-------------------------------------------------------------------------------
   Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Alabama Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE,
PORTFOLIO MANAGER, APPEARS HERE]

The Economy
--------------------------------------------------------------------------------
 . Since the mid-1980's Alabama's economy has diversified into the service, trade and financial sectors, as its traditional textile and food processing industries have faced increasing competition.

 . In the past year, the state has seen an increase in economic growth and employment. The unemployment rate, which stood at 5.7% in January, 1996, dropped to 4.4% by January, 1997.

 .  Aided by state government economic incentives, manufacturers Briggs &
   Stratton, British Steel, Lockheed Martin, and Mercedes Benz have invested approximately $9 billion in Alabama since 1993.

 . Alabama's finances are well managed, with low spending growth and a solid AA-rating from Standard & Poor's on the state's general obligation debt.

Management Update
--------------------------------------------------------------------------------
 . The overall bond market was increasingly volatile in 1996, as reports of lower inflation alternated with signs of stronger economic growth.

 . The new issue market in Alabama has provided bonds with good credit quality, attractive yields, and appropriate call protection and structure.

 . During the period, management has sought bonds that perform well in a declining rate environment to balance the Portfolio's existing holdings of higher coupon, defensive issues. This helps maintain the desired "barbell" structure of the Portfolio.

 . We continue to direct efforts towards maintaining an average dollar price below par, improving the Portfolio's call protection, and addition lower-coupon bonds.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 4.7%./1/

 . This return resulted from an increase in net asset value per share to $10.71 on February 28, 1997 from $10.46 on August 31, 1996, and the reinvestment of $0.238 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.71 per share, the Fund's distribution rate on February 28, 1997 was 4.34%.

 . To equal 4.34% in a taxable investment, a couple in the 39.20% combined federal and state tax bracket would need a yield of 7.14%.

Your Investment at Work
--------------------------------------------------------------------------------
   City of Bessemer, Alabama --       [GRAPHIC OF HYDROWORKER APPEARS HERE]
   Water Revenue Warrants

 . The proceeds from the issue of these warrants are being used, in part, to finance improvements to the city of Bessemer's water distribution system.

 . This system, which serves over 26,000 commercial and residential customers, covers a 51-square mile area, including the communities of Hueytown, Midfield, and Lipscomb.

 .  Improvements include a water intake, treatment and supply facility, and a new
   20-mile supply line.

 .  The bonds are insured by AMBAC Indemnity Corp.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).

/2/A portion of the Fund's income could be subject to federal alternative minimum tax.

/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributors reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/Based on market value as of 2/28/97. May not represent the Portfolio's current or future investments.

/5/Private insurance does not remove the interest rate risks that are associated with these Investments.

--------------------------------------------------------------------------------
Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (or net asset value)
--------------------------------------------------------------------------------
One Year                                                                4.9%

Five Years                                                              N.A.

Life of Fund (5/1/92)                                                   6.6


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                               -0.1%

Five Years                                                              N.A.

Life of Fund (5/1/92)                                                   6.3


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments


[BAR CHART APPEARS HERE]  Insured water & sewer                        20.6%/5/

                          Industrial revenue/pollution control         13.3%

                          Hospitals                                    12.0%

                          Insured utilities                             9.9%/5/

                          Insured general obligations                   8.4%/5/

Portfolio Overview/4/
--------------------------------------------------------------------------------
Number of Issues                                                            66

Average Maturity                                                     22.3 Yrs.

Effective Maturity                                                   12.4 Yrs.

Average Rating                                                             AA-

Average Call                                                          7.1 Yrs.

Average Dollar Price                                                   $102.13

EV Marathon Arkansas Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE,
PORTFOLIO MANAGER APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Arkansas' overall economy has slowed somewhat in the past year after several years of growth.

 . Non-manufacturing jobs -- including the service and trade sectors -- have increased, however. This trend is expected to continue through 1997.

 . The state's finances have been well managed, with increasing reserves, operating surpluses, and low debt levels. Revenues for FY1997 exceeded those for FY1996 by nearly 3% and continue to closely match forecasts.

 . The economic outlook is positive, with an increasing population fueling the housing and construction sectors. Other key sectors, such as food processing and manufacturing, are expected to improve.

Management Update
--------------------------------------------------------------------------------

 . The overall bond market was increasingly volatile in 1996, as reports of lower inflation alternated with signs of stronger economic growth.

 . In Arkansas, management has focused on maintaining an average dollar price below par, improving the Portfolio's call protection, and adding lower-coupon bonds to balance our existing holdings of higher coupon, defensive issues. This also helps maintain the desired "barbell" structure of the Portfolio.

 . One of the strengths of Eaton Vance's municipal bond department is our research staff, which is adept at finding non-rated or lower-rated bonds that can offer significantly higher yield without adding significantly higher risk to the Portfolio.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 4.2%./1/

 . This return resulted from an increase in net asset value per share to $10.38 on February 28, 1997 from $10.19 on August 31, 1996, and the reinvestment of $0.230 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.38 per share, the Fund's distribution rate on February 28, 1997 was 4.34%.

 . To equal 4.34% in a taxable investment, a couple in the 40.48% combined federal and state tax bracket would need a yield of 7.29%.

Your Investment at Work
--------------------------------------------------------------------------------
   City of Jonesboro, Arkansas -- Industrial    [GRAPHIC OF FACTORY APPEARS
   Development Refunding Revenue Bonds          HERE]

 . Proceeds of this bond issue will be used to refund a 1982 issue which had financed a rice milling facility for Anheuser-Busch Companies, Inc.

 . The rice milling facility is owned by Busch Agricultural Resources, Inc., a subsidiary of Anheuser Busch, which has operations throughout the United States. The rice milling facility is part of the parent company's beer-related businesses.

 . This bond issue helps spur growth in food processing, one of Arkansas' key industries.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).
/2/A portion of the Fund's income could be subject to Federal alternative minimum tax.
/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/4/Based on market value as of 2/28/97.  May not represent the Portfolio's current or future investments.
/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                3.5%

Five Years                                                              N.A.

Life of Fund (10/2/92)                                                  5.9


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -1.5%

Five Years                                                              N.A.

Life of Fund (10/2/92)                                                  5.6


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Industrial revenue/pollution control       17.5%

                            Hospitals                                  17.4%

                            Housing                                    10.2%

                            Utilities                                   8.7%

                            Insured utilities                           8.5%/5/


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         57

Average Maturity                                                  20.3 Yrs.

Effective Maturity                                                12.7 Yrs.

Average Rating                                                           A+

Average Call                                                       8.7 Yrs.

Average Dollar Price                                                $100.22

EV Marathon Georgia Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA CLEMSON,
PORTFOLIO MANAGER APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Georgia has a healthy mix of economic factors, including strong growth, low unemployment, rising personal income, and increasing tax revenues.

 . The state's economic base includes manufacturing construction, finance, insurance and real estate

 . The population of Georgia increased by 10.7% between 1990 and 1995, double the rate of the U.S.

 . The state's finances are well managed. Its successful lottery has added significantly to reserves, and debt service for FY1997 has been pre-funded.

Management Discussion
--------------------------------------------------------------------------------

 . The Georgia municipal bond market has been increasingly dominated by insured bonds, resulting in narrowing quality spreads.

 .  Insurance of municipal bonds has been low during the past six months.

 . Management is currently seeking value in attractively priced sectors, such as insured hospitals.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended February 28, 1997, the Fund had a total return of 4.8%./1/

 . This return resulted from an increase in net asset value per share to $10.03 on February 28, 1997 from $9.81 on August 31, 1996, and the reinvestment of $0.233 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.03 per share, the Fund's distribution rate on February 28, 1997 was 4.53%.

 . To equal 4.53% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 7.53%.

Your Investment at Work
--------------------------------------------------------------------------------
   Hospital Authority of Liberty County,             [GRAPHIC OF MEDICAL SYMBOL
   Georgia -- Liberty Regional Medical Center        APPEARS HERE]

 . Proceeds of this bond issue will be used to help finance the acquisition, construction, and equipping of a replacement hospital for Liberty Regional Medical Center. The new facility will retain the same name.

 . The facility is located in Liberty County, approximately 30 miles south of Savannah, Georgia.

 . Construction commenced in December, 1996, and is scheduled to take 14 to 18 months for completion.

 .  The bonds are insured by MBLA Insurance Corp.




--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).

/2/A portion of the Fund's income could be subject to federal alternative minimum tax.

/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may flucuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/Based on market value as of 2/28/97. May not represent the Portfolio's current or future investments.

--------------------------------------------------------------------------------
Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                4.6%

Five Years                                                              5.9

Life of Fund (12/23/91)                                                 5.5


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                               -0.4%

Five Years                                                              5.6

Life of Fund (12/23/91)                                                 5.3


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR GRAPH                     Insured Hospital                        18.4%/5/
APPEARS HERE]
                               Utilities                               12.9%

                               Hospitals                               12.5%

                               Housing                                 11.4%

                               General obligation                       7.8%
APPEARS HERE]






Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                          64

Average Maturity                                                   21.0 Yrs.

Effective Maturity                                                 13.1 Yrs.

Average Rating                                                           Aa-

Average Call                                                        8.8 Yrs.

Average Dollar Price                                                 $102.22

EV Marathon Kentucky Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES,
PORTFOLIO MANAGER APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Kentucky is fortunate to have a healthy economy, with strength in manufacturing, construction, service and trade.

 . Manufacturing and other goods--producing industries, which have been growing at twice the rate for the U.S. are expected to contribute almost half of Kentucky's overall growth over the next two years.

 .  Service and trade, also growing at healthy rates, are expected to contribute
   14.5% and 16.7% of the state's growth during the next two years.

 .  Exports have also been a big part of Kentucky's economic success. Between
   1989 and 1994, the rate of export growth was double the rate of the state's overall economic growth.

Management Update
--------------------------------------------------------------------------------

 .  The Kentucky Municipals Portfolio came under new management in November,
   1996. Since then, hedging has been reduced, and overall yields have been boosted without a significant increase in risk.

 . Specifically, bonds with poor structure and call features have been swapped for bonds with either price appreciation potential or higher yields.

 . As opportunities arise, management will continue to take steps to increase call protection, while improving the Portfolio's structure by adding premium and discount bonds and reducing current coupon bonds.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 5.0%./1/

 . This return resulted from an increase in net asset value per share to $10.23 on February 28, 1997 from $9.97 on August 31, 1996, and the reinvestment of $0.230 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.23 per share, the Fund's distribution rate on February 28, 1997 was 4.40%.

 . To equal 4.40% in a taxable investment, a couple in the 43.48% combined federal and state tax bracket would need a yield of 7.78%.

Your Investment at Work
--------------------------------------------------------------------------------

   County of Kenton, Kentucky                    [GRAPHIC OF HOUSE APPEARS HERE]
   Industrial Revenue Refunding Bonds -
   Highland Terrace Project

 .  This bond issue will serve as an FHA mortgage note for the Highland Terrace
   Project, a 137-unit apartment complex located in Covington, Kentucky. These apartments provide low-income housing for needy Kentucky residents.

 . The federal agency of Housing and Urban Development (HUD) is responsible for the regulation, supervision and inspection of the project.

 . The bonds are FHA-insured, and provide added yield to the Portfolio without significantly higher risk.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).
/2/A portion of the Fund's income could be subject to Federal alternative minimum tax.
/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/4/Based on market value as of 2/28/97.  May not represent the Portfolio's current or future investments.
/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                4.6%

Five Years                                                              6.2

Life of Fund (12/23/91)                                                 5.8


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -0.4%

Five Years                                                              5.9

Life of Fund (12/23/91)                                                 5.7


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Industrial revenue/pollution control       21.0%

                            Lease revenue                              19.0%

                            Insured Hospitals                          10.3%

                            Transportation                              6.9%

                            Insured water & sewer                       6.1%/5/


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         81

Average Maturity                                                  21.6 Yrs.

Effective Maturity                                                10.4 Yrs.

Average Rating                                                           A+

Average Call                                                       7.0 Yrs.

Average Dollar Price                                                $102.19

EV Marathon Louisiana Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH,
PORTFOLIO MANAGER APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Louisiana's economy has expanded at a healthy rate since the recession of 1990-91, aided in part by the chemical industry, where heavy capital investment also spurred growth in the construction industry.

 . The oil and gas industries, significant contributors to the economy, have recovered from difficult years. Related products and services have been buoyed by the recovery.

 . The gaming industry has grown rapidly in Louisiana. From 1993 to 1996, the state added 17,600 new jobs in river boat gambling alone.

 . Louisiana is hindered financially by the lack of a stable tax base, relying instead on cyclical taxes. Nevertheless, the state government is working on a more permanent tax structure. In the meantime, Louisiana has produced budget surpluses for the past several years.

Management Update
--------------------------------------------------------------------------------

 . This Fund owns several industrial development bonds (IDBs), due to the significant presence of heavy industry in Louisiana. Examples include International Paper, Mobil Oil, and Gulf States Utilities.

 . Issuance of municipal bonds has been low during the past six months, so new issues have been added on a selective basis only.

 . The Fund holds a small percentage of bonds from Puerto Rico and Guam because management has found higher-yield Louisiana bonds of similar credit quality.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 4.9%./1/

 . This return resulted from an increase in net asset value per share to $10.20 on February 28, 1997 from $9.96 on August 31, 1996, and the reinvestment of $0.246 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.20 per share, the Fund's distribution rate on February 28, 1997 was 4.73%.

 . To equal 4.73% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 7.86%.

Your Investment at Work
--------------------------------------------------------------------------------

   Parish of DeSoto, Louisiana,                [GRAPHIC OF FACTORY APPEARS HERE]
   Environmental Improvement Revenue
   Bonds -- International Paper Company

 . This bond issue financed a complex of solid waste disposal and sewage facilities, located at International Paper Company's Mansfield Mill site.

 . The project included landfill improvements and additional sewage facilities for the Mansfield Mill.

 . The bonds, issued by the parish of DeSoto, Louisiana, not only helped provide new jobs to the state, but also served an important environmental need.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).

/2/A portion of the Fund's income could be subject to Federal alternative minimum tax.

/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/Based on market value as of 2/28/97. May not represent the Portfolio's current or future investments.

/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                5.6%

Five Years                                                              N.A.

Life of Fund (10/2/92)                                                  6.0


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                0.6%

Five Years                                                              N.A.

Life of Fund (10/2/92)                                                  5.6


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Housing                                    31.1%

                            ????                                       16.1%

                            Industrial revenue/pollution control       11.5%

                            Insured special tax revenue                 9.1%/5/

                            Hospitals                                   5.9%


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         45

Average Maturity                                                  26.6 Yrs.

Effective Maturity                                                13.6 Yrs.

Average Rating                                                           AA-

Average Call                                                      10.9 Yrs.

Average Dollar Price                                                $101.61

EV Marathon Maryland Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE,
PORTFOLIO MANAGER, APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Maryland's economy is healthy and well diversified, with low unemployment, high personal income and wealth levels, and sound state finances.

 . Since the recession of 1990-1992, Maryland's economy has been somewhat slow to recover. Employment is forecast to grow at a 1.4% annual rate in 1997 and 1998, versus an average of 2.5% prior to the recession. Government employment has also slowed due to budget cutbacks.

 . The state has managed the slowdown well, curbing government spending and attracting business in the service and trade sectors. Wholesale and retail trade grew at over 3% annually in 1995-1996.

 . As an added economic incentive, Maryland has proposed a personal tax cut, designed to return $485 million to taxpayers and create new jobs.

Management Update
--------------------------------------------------------------------------------

 . The overall bond market was increasingly volatile in 1996, as reports of lower inflation alternated with signs of stronger economic growth.

 . An attractive new issue market in Maryland has allowed us to lighten up in the hospital sector. We have also added to the university and water and sewer sectors.

 . Management has sought bonds that perform well in a declining rate environment to balance the Portfolio's existing holdings of higher coupon, defensive issues. This helps maintain the desired "barbell" structure of the Portfolio.

 . We continue to direct efforts towards maintaining an average dollar price below par, improving the Portfolio's call protection, and adding lower-coupon bonds.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 4.6%./1/

 . This return resulted from an increase in the net asset value per share to $10.53 on February 28, 1997 from $10.30 on August 31, 1996, and the reinvestment of $0.236 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.53 per share, the Fund's distribution rate on February 28, 1997 was 4.39%.

 . To equal 4.39% in a taxable investment, a couple in the 41.12% combined federal and state tax bracket would need a yield of 7.46%.

Your Investment at Work
--------------------------------------------------------------------------------

   Maryland Health and Higher Education               [GRAPHIC OF MEDICAL SYMBOL
   Facilities Authority Revenue Bonds -               APPEARS HERE]
   Johns Hopkins Hospital

 . The proceeds from this bond issue will be used to finance the construction and equipping of the Alpha Commons Building, a new administrative office complex, at Hopkins Hospital's Bayview Campus.

 . The new facility will consolidate vital functions once spread throughout the city of Baltimore.

 . The proceeds will also be used to help renovate the Mason Lord Building, which houses several clinics and treatment programs at the Hopkins Bayview Campus.

 .  The bonds are insured by AMBAC Indemnity Corp.
--------------------------------------------------------------------------------

/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).

/2/A portion of the Fund's income could be subject to federal alternative minimum tax.

/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/Based on market value as of 2/28/97. May not represent the Portfolio's current or future investments.

/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                4.4%

Five Years                                                              6.4

Life of Fund (2/3/92)                                                   6.3


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -0.6%

Five Years                                                              6.1

Life of Fund (2/3/92)                                                   6.1


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Hospitals                                  17.9%

                            Industrial revenue/pollution control       11.7%

                            Insured water & sewer                       8.6%/5/

                            Insured hospitals                           8.2%/5/

                            Housing                                     7.8%


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         64

Average Maturity                                                  23.2 Yrs.

Effective Maturity                                                15.4 Yrs.

Average Rating                                                          AA-

Average Call                                                       8.1 Yrs.

Average Dollar Price                                                $101.60

EV Marathon Missouri Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON,
PORTFOLIO MANAGER, APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Missouri is fortunate to have a well-diversified economy, with strong manufacturing, trade, service and agriculture sectors. Railroad, trucking, and air transport are also significant economic contributors.

 . The auto sector, which includes Ford and Chrysler, has made a strong contribution to the economy, while defense, which has downsized in recent years, is stable.

 . Missouri benefits from sound financial management. During the recession of 1990-92, the state incurred operating deficits. However, careful financial control has led to surpluses in every year since 1993. State debt as a percentage of personal income is 1.3%, versus the national median of 2.1%.

Management Update
--------------------------------------------------------------------------------

 . Our strategy continues to emphasize relative value, trading into sectors which are relatively cheap.

 . Bond structure remains a primary focus, and we continue to work on improving call protection and Portfolio diversity.

 . Insured bonds have begun to dominate the overall market in recent years, significantly narrowing quality spreads. This has been especially true in Missouri, where new issuance is typically thin.

 . To counter the narrowing of spreads, we have sought opportunities in lower-or non-rated health care and hospital bonds. Careful analysis has shown that these credits can add yield without significantly adding to risk.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 5.2%./1/

 . This return resulted from an increase in net asset value per share to $10.81 on February 28, 1997 from $10.51 on August 31, 1996, and the reinvestment of $0.241 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.81 per share, the Fund's distribution rate on February 28, 1997 was 4.36%.

 . To equal 4.36% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 7.25%.

Your Investment at Work
--------------------------------------------------------------------------------
   Missouri Health and Educational
   Facilities Authority - Lake of the Ozarks          [GRAPHIC OF MEDICAL SYMBOL
   General Hospital, Series 1996                      APPEARS HERE]

 . This bond issue will help finance the costs of several capital projects for Lake of the Ozarks General Hospital, a medical and surgical facility serving residents in the central area of Missouri.

 . The capital projects include renovating the hospital's interior, including the outpatient and admissions area, constructing a new 5,900-square foot addition, and purchasing several new pieces of equipment.

 . The hospital, which currently has 99 beds and seven other medical clinics, was founded in 1973.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).

/2/A portion of the Fund's income could be subject to Federal alternative minimum tax.

/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/Based on market value as of 2/28/97. May not represent the Portfolio's current or future investments.

/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------
Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                4.7%

Five Years                                                              N.A.

Life of Fund (5/1/92)                                                   7.0


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -0.3%

Five Years                                                              N.A.

Life of Fund (5/1/92)                                                   6.6


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Insured hospitals                          14.9%/5/

                            Industrial revenue/pollution control       13.8%

                            Hospitals                                  12.0%

                            Lease/certificates of participation         9.5%

                            Insured utilities                           8.0%/5/


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         57

Average Maturity                                                  22.0 Yrs.

Effective Maturity                                                14.6 Yrs.

Average Rating                                                           A+

Average Call                                                       8.9 Yrs.

Average Dollar Price                                                 $98.76

EV Marathon North Carolina Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH,
PORTFOLIO MANAGER, APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Since the recession of 1990-91, North Carolina's economy has diversified away from its traditional manufacturing base into the trade, financial services, and construction sectors.

 . Manufacturing, however, remains the largest sector of the economy, contributing approximately 31% of growth in 1996.

 . With a well-diversified economy, North Carolina has had average job growth of 3% since 1992.

 .  The state's finances are very well managed. In 1996, tax revenues increased
   7.3% over 1995, and the state's General Fund balance increased from $1.57 billion to $1.88 billion.

Management Update
--------------------------------------------------------------------------------

 . The strong economy in North Carolina has resulted in greater issuance of good credits.

 . A combination of healthy conditions, including attractive land values, low labor costs, and low taxes has helped increase the number of industrial development bonds in the state. Issuers include Champion Intl., Weyerhauser, Campbell Soup, and American Airlines.

 . Availability of university issuers have also increased, including the University of North Carolina and Duke University.

 . This Fund holds few certificates of participation because they tend to have higher credit risk without sufficiently higher yield.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 4.3%./1/

 . This return resulted from an increase in net asset value per share to $10.16 on February 28, 1997 from $9.97 on August 31, 1996, and the reinvestment of $0.235 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.16 per share, the Fund's distribution rate on February 28, 1997 was 4.53%.

 . To equal 4.53% in a taxable investment, a couple in the 40.96% combined federal and state tax bracket would need a yield of 7.67%.

Your Investment at Work
--------------------------------------------------------------------------------

   Robeson County Industrial Facilities and         [GRAPHIC OF FACTORY APPEARS
   Pollution Control Financing Authority -          HERE]
   Campbell Soup Company

 . Proceeds of this bond issue will be used to refinance a previous issue. That issue funded the acquisition and installation of pollution control equipment for Campbell Soup Company's manufacturing plant in Robeson County, NC.

 . The pollution control equipment financed by these bonds not only fills a vital environmental need for the citizens of Robeson County, but also helps a company which is providing many jobs in the area.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).

/2/A portion of the Fund's income could be subject to Federal alternative minimum tax.

/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/Based on market value as of 2/28/97. May not represent the Portfolio's current or future investments.

/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (or net asset value)
--------------------------------------------------------------------------------
One Year                                                                3.8%

Five Years                                                              5.6

Life of Fund (10/23/91)                                                 5.7


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -1.1%

Five Years                                                              5.3

Life of Fund (10/23/91)                                                 5.5


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Hospitals                                  19.9%

                            Industrial revenue/pollution control       14.5%

                            Housing                                    12.5%

                            Utilities                                   8.5%

                            Insured hospitals                           7.9%/5/


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         79

Average Maturity                                                  22.2 Yrs.

Effective Maturity                                                14.1 Yrs.

Average Rating                                                          AA-

Average Call                                                       8.5 Yrs.

Average Dollar Price                                                $100.03

EV Marathon Oregon Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD,
PORTFOLIO MANAGER, APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Oregon has experienced significant economic growth over the past several years, as its economic base has become less dependent on the timber industry.

 .  The high-technology industry -- specifically, semiconductor manufacturing
   -- has grown rapidly in Oregon due, in part, to immigration from California. This population growth has also contributed to robust growth in housing construction.

 . Although Oregon is a significant issuer of general obligation (G.O.) debt, direct G.O. debt has decreased every year since 1990.

 . In November, 1996, Measure 47 -- a tax limitation statute which will reduce property taxes in 1997-1998 and limit growth in this tax to 3% after 1998 -- was approved by voters. Local governments will be affected, but the state's strong fiscal condition gives it flexibility to mitigate the measure's impact.

Management Update
--------------------------------------------------------------------------------

 . Issuance in the Oregon municipal market has begun to level off after several years of significant increases. Bond issuance in the state may be reduced by the passage of Measure 47.

 . Demand for Oregon municipal bonds, which has waned in recent years, has begun to pick up.

 . Combined with moderate issuance, the increase in demand bodes well for the Oregon municipal bond market.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 3.7%./1/

 . This return resulted from an increase in net asset value per share to $10.38 on February 28, 1997 from $10.24 on August 31, 1996, and the reinvestment of $0.231 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.38 per share, the Fund's distribution rate on February 28, 1997 was 4.35%.

 . To equal 4.35% in a taxable investment, a couple in the 41.76% combined federal and state tax bracket would need a yield of 7.47%.

Your Investment at Work
--------------------------------------------------------------------------------

   City of Portland, Oregon, Urban Renewal     [GRAPHIC OF BRICK WALL CONSTRUC-
   and Redevelopment Refunding Bonds           TION APPEARS HERE]

 .  This bond issue helped fund urban renewal projects for the Portland
   Development Commission. Projects such as this stimulated private sector investment and job creation.

 .  These bonds helped finance the Downtown Waterfront Urban Renewal Project, which was originated in 1974. It consisted of 270 acres on the west bank of the Willamette River and 130 blocks of the downtown central business district.
--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).

/2/A portion of the Fund's income could be subject to Federal alternative minimum tax.

/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/Based on market value as of 2/28/97. May not represent the Portfolio's current or future investments.

/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                2.9%

Five Years                                                              6.1

Life of Fund (12/24/91)                                                 6.0


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -2.0%

Five Years                                                              5.8

Life of Fund (12/24/91)                                                 5.9


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Housing                                    20.7%

                            General obligations                        12.3%

                            Industrial revenue/pollution control        8.5%

                            Special tax                                 7.5%

                            Utilities                                   6.9%


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         74

Average Maturity                                                  22.1 Yrs.

Effective Maturity                                                12.2 Yrs.

Average Rating                                                          AA-

Average Call                                                       7.0 Yrs.

Average Dollar Price                                                $100.82

EV Marathon South Carolina Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER
PORTFOLIO MANAGER APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . South Carolina's economy has benefited from positive trends in personal income and population growth over the past several years.

 . Per capita income growth exceeded the national average in 1995, growing at 5.9%. Employment in 1995 grew by 1.8%, slightly less than the national average.

 . Manufacturing is a prominent part of the economy. New investment from Mikasa, Nucor Steel, Amoco Chemical, Michelin Tire, and BMW should help keep this sector strong for many years.

 . The state's finances have been well managed, the result of conservative forecasting, a strong economy, and restraints on spending. In addition, the state provided property tax relief of $208 million in FY 1996, and expects to provide $214 million in FY 1997 and $294 in FY 1998.

Management Update
--------------------------------------------------------------------------------

 . Issuance of municipal bonds with appropriate credit ratings has been relatively light during the past six months. As a result, we have sought out more insured bonds for the Portfolio.

 . The supply of general obligation (G.O.) bonds should increase in the areas of higher education and public safety. The Government has proposed a bond bill which would allocate debt issues within these needy areas.

 . Management continues to seek bonds which will strengthen the Portfolio's structure by increasing call protection, provide upside potential, and boost yield.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 4.9%./1/

 . This return resulted from an increase in net asset value per share to $10.27 on February 28, 1997 from $10.02 on August 31, 1996, and the reinvestment of $0.239 in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.27 per share, the Fund's distribution rate on February 28, 1997 was 4.55%.

 . To equal 4.55% in a taxable investment, a couple in the 40.48% combined federal and state tax bracket would need a yield of 7.64%.

Your Investment at Work
--------------------------------------------------------------------------------

                                            [GRAPHIC OF POWER LINE APPEARS HERE]

   South Carolina Public Service Authority Revenue Bonds

 .  This bond issue will help finance improvements to this vital power supplier.
   Improvements include the construction of a new power unit in Cross, SC; the construction of new transmission facilities for this facility; the acquisition of new coal rail cars; and the purchase of an initial coal-fuel stockpile for the facility.

 .  The Authority's overall service area encompasses more than 75% of South
   Carolina and includes over 1 million customers. Coal-fired plants account for 80% of the state's electric requirements.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).
/2/A portion of the Fund's income could be subject to federal alternative minimum tax.
/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/4/Based on market value as of 2/28/97.  May not represent the Portfolio's current or future investments.
/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                4.8%

Five Years                                                              N.A.

Life of Fund (10/2/92)                                                  5.6


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -0.2%

Five Years                                                              N.A.

Life of Fund (10/2/92)                                                  5.3


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Industrial revenue/pollution control       30.5%

                            Housing                                    14.0%

                            Utilities                                  10.5%

                            Insured utilities                          10.0%/5/

                            Insured lease revenue                       6.5%/5/


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         46

Average Maturity                                                  21.8 Yrs.

Effective Maturity                                                11.8 Yrs.

Average Rating                                                           A+

Average Call                                                       7.4 Yrs.

Average Dollar Price                                                $101.82

EV Marathon Tennessee Municipals Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON,
PORTFOLIO MANAGER APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . The economy in Tennessee thrives on manufacturing, due to generous tax incentives provided by the state government and low-cost power provided by the Tennessee Valley Authority.

 . Investment in manufacturing totalled $2.1 billion for the first 3 quarters of 1996, a 45% increase over the previous year. Over 150 manufacturing facilities were expanded or added during this period.

 . Tennessee has carefully managed its finances, resulting in a balanced budget and a sizable "Rainy Day Fund." This reserve has been maintained at roughly 4% of general revenues over the past few years.

 . The overall debt level in Tennessee remains well below that of most other states, allowing the state to finance a significant number of capital projects with current funds and achieve high bond ratings.

Management Update
--------------------------------------------------------------------------------

 . Issuance of municipal bonds in Tennessee has remained light during the past six months, contributing to a narrowing of credit spreads.

 . We have continued to pursue a "relative value" approach, seeking value in sectors that are comparatively inexpensive. We continue to emphasize bond structure and improve call protection.

 . To add further value, we have sought higher-yielding opportunities, including lower- or non-rated bonds. These issues, which require significant research and analysis, can provide attractive yields to the Fund.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 4.7%./1/

 . This return resulted from an increase in net asset value per share to $10.39 on February 28, 1997 from $10.15 on August 31, 1996, and the reinvestment of $0.238 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.39 per share, the Fund's distribution rate on February 28, 1997 was 4.48%.

 . To equal 4.48% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 7.45%.

Your Investment at Work
--------------------------------------------------------------------------------
   Heath and Education Facilities Industrial    [GRAPHIC OF MEDICAL SYMBOL
   Board of Nashville and Davidson County-     HERE]
   Meharry Medical College

 . This bond issue will finance improvements for the George W. Hubbard Hospital and related facilities at the Meharry Medical College.

 . Meharry Medical College is large private medical college with 848 full-time students, 170 full-time medical professors, and 42 full-time dental professors.

 . The bonds are insured by AMBAC Indemnity Corp., and are rated "AAA" by Standard and Poor's and "Aaa" by Moody's Investors Service.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).
/2/A portion of the Fund's income could be subject to Federal alternative minimum tax.
/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of Future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/4/Based on market value as of 2/28/97.  May not represent the Portfolio's current or future investments.
/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                4.6%

Five Years                                                              N.A.

Life of Fund (8/25/92)                                                  6.3


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -0.4%

Five Years                                                              N.A.

Life of Fund (8/25/92)                                                  5.9


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Industrial revenue/pollution control       25.8%

                            Housing                                    15.0%

                            Insured education                           8.6%/5/

                            Insured utilities                           7.7%/5/

                            Insured hospitals                           7.6%/5/


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         53

Average Maturity                                                  22.5 Yrs.

Effective Maturity                                                14.0 Yrs.

Average Rating                                                          Aa-

Average Call                                                       8.8 Yrs.

Average Dollar Price                                                $102.28

EV Marathon Virginia Municipals Funds as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE,
PORTFOLIO MANAGER, APPEARS HERE]

The Economy
--------------------------------------------------------------------------------

 . Virginia's economy benefits from a rising population, a well-educated work force, a diverse base of industry sectors, and sound financial management.

 . Employment has risen in the last two years and is expected to grow at a 1.5% annual rate through the end of the decade.

 . Virginia's government has succeeded in attracting over $10 billion in corporate investment in the last two and a half years. Motorola, for example, has invested $1 billion in a new semiconductor plant which could employ up to 5,000 workers by 1998.

 . Careful financial management since the recession of 1990-91 has resulted in cash surpluses every year since 1994 and growing reserves in the Revenue Stabilization Fund.

Management Update
--------------------------------------------------------------------------------

 . In Virginia, we have focused on keeping higher coupon bonds and swapping bonds with current coupons or poor call features for those with better call protection and total return potential.

 . Other swapping opportunities involved trading bonds with "AA" ratings for insured bonds which add more liquidity to the Portfolio.

 . Through careful research and analysis, management has sought lower-rated and non-rated bonds which offer higher yield without significantly adding to risk.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1997, the Fund had a total return of 4.4%./1/

 . This return resulted from an increase in net asset value per share to $10.47 on February 28, 1997 from $10.26 on August 31, 1996, and the reinvestment of $0.238 per share in tax-free income dividends./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.47 per share, the Fund's distribution rate on February 28, 1997 was 4.45%.

 . To equal 4.45% in a taxable investment, a couple in the 39.68% combined federal and state tax bracket would need a yield of 7.38%.

Your Investment at Work
--------------------------------------------------------------------------------
   Industrial Development Authority, County     [GRAPHIC OF FACTORY APPEARS
   of Isle of Wight - Union Camp Corp.          HERE]

 . This bond issue is helping to finance the acquisition, construction and installation of new solid waste disposal facilities at the Union Camp Corporation's Isle of Wight facilities.

 . Union Camp Corporation's principal businesses include manufacturing paper, paperboard, packaging products, wood products, and wood and non-wood based chemicals.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% applicable contingent deferred sales charge (CDSC).

/2/A portion of the Fund's income could be subject to federal alternative minimum tax.

/3/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/Based on market value as of 2/28/97. May not represent the Portfolio's current or future investments.

/5/Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                3.9%

Five Years                                                              5.8

Life of Fund (7/26/91)                                                  6.3


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                               -1.1%

Five Years                                                              5.5

Life of Fund (7/26/91)                                                  6.2


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

[BAR CHART APPEARS HERE]    Hospitals                                  17.8%

                            Industrial revenue/development             12.3%

                            Insured hospitals                          12.3%/5/

                            Housing                                    10.6%

                            Lease/certificates of participation         7.8%


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                         87

Average Maturity                                                  21.8 Yrs.

Effective Maturity                                                14.5 Yrs.

Average Rating                                                          AA-

Average Call                                                       8.3 Yrs.

Average Dollar Price                                                $100.26

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited)
Statements of Assets and Liabilities

As of February 28, 1997

                                                    Marathon            Marathon           Marathon            Marathon
                                                  Alabama Fund        Arkansas Fund      Georgia Fund        Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                $ 95,446,132         $65,211,903       $ 94,142,500         $119,478,974
   Unrealized appreciation                           5,223,679           2,562,548          5,627,320            7,122,094
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)              $100,669,811         $67,774,451       $ 99,769,820         $126,601,068
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                   $     16,036         $    11,076       $     29,191         $     27,084
Deferred organization expenses (Note 1D)                   365                 230                 --                   --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                      $100,686,212         $67,785,757       $ 99,799,011         $126,628,152
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                             $    119,785         $    80,519       $    124,047         $    152,804
Payable for Fund shares redeemed                       133,466              92,682            243,512              162,909
Payable to affiliate for Trustees' fees (Note 4)           530                 260                530                  530
Accrued expenses                                        49,484              35,690             47,682               62,021
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 $    303,265         $   209,151       $    415,771         $    378,264
------------------------------------------------------------------------------------------------------------------------------------
Net Assets for shares of beneficial
   interest outstanding                           $100,382,947         $67,576,606       $ 99,383,240         $126,249,888
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                   $ 98,365,770         $67,887,303       $101,814,191         $124,762,856
Accumulated net realized loss on
   investments and financial futures
   contracts (computed on basis of
   identified cost)                                 (3,289,777)         (2,861,270)        (8,147,881)          (5,509,587)
Accumulated net investment income (loss)                83,275             (11,975)            89,610             (125,475)
Net unrealized appreciation of
   investments and financial futures
   contracts (computed on basis of
   identified cost)                                  5,223,679           2,562,548          5,627,320            7,122,094
------------------------------------------------------------------------------------------------------------------------------------
Total                                             $100,382,947         $67,576,606       $ 99,383,240         $126,249,888
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                     9,375,061           6,509,804          9,906,504           12,344,281
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial
   interest outstanding)                          $      10.71         $     10.38       $      10.03         $      10.23
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of February 28, 1997

                                                Marathon           Marathon           Marathon            Marathon
                                              Louisiana Fund     Maryland Fund      Missouri Fund    North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                              $31,481,184        $105,123,709        $74,822,204        $153,413,266
   Unrealized appreciation                        1,365,679           3,540,519          4,549,619          10,251,517
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)            $32,846,863        $108,664,228        $79,371,823        $163,664,783
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                 $    23,950        $     58,276        $     2,350        $      6,888
Deferred organization expenses (Note 1D)                199                  --                292                  --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    $32,871,012        $108,722,504        $79,374,465        $163,671,671
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                           $    42,638        $    130,622        $    94,697        $    202,836
Payable for Fund shares redeemed                     42,723             274,990             28,756             164,655
Payable to affiliate for Trustees'
    fees (Note 4)                                        27                 530                263                 530
Accrued expenses                                     16,399              54,884             39,179              84,304
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                               $   101,787        $    461,026        $   162,895        $    452,325
------------------------------------------------------------------------------------------------------------------------------------
Net Assets for shares of beneficial
   interest outstanding                         $32,769,225        $108,261,478        $79,211,570        $163,219,346
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                 $33,621,845        $106,958,381        $76,978,758        $165,295,565
Accumulated net realized loss on
   investments and financial futures
   contracts (computed on basis of
   identified cost)                              (2,259,411)         (2,384,113)        (2,324,113)        (12,093,108)
Accumulated net investment income (loss)             41,112             146,691              7,306            (234,628)
Net unrealized appreciation of
   investments and financial futures
   contracts (computed on basis of
   identified cost)                               1,365,679           3,540,519          4,549,619          10,251,517
------------------------------------------------------------------------------------------------------------------------------------
Total                                           $32,769,225        $108,261,478        $79,211,570        $163,219,346
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                  3,213,624          10,284,950          7,330,582          16,059,166
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial
   interest outstanding)                        $     10.20        $      10.53        $     10.81        $      10.16
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of February 28, 1997

                                                        Marathon           Marathon            Marathon          Marathon
                                                       Oregon Fund    South Carolina Fund   Tennessee Fund     Virginia Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                     $116,320,123     $52,634,123          $51,273,923        $159,620,249
   Unrealized appreciation                                5,571,964       3,444,681            2,286,671          10,386,432
----------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)                   $121,892,087     $56,078,804          $53,560,594        $170,006,681
----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                        $     22,597     $        --          $   151,150        $     26,644
Deferred organization expenses (Note 1D)                         --           1,144                  492                  --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                           $121,914,684     $56,079,948          $53,712,236        $170,033,325
----------------------------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                  $    253,315     $    69,736          $    65,783        $    207,454
Payable for Fund shares redeemed                            420,533           5,532              188,396              75,740
Payable to affiliate for Trustees'
   fees (Note 4)                                                527             260                  263                 530
Accrued expenses                                             60,413          26,181               26,155              84,985
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      $    734,788     $   101,709          $   280,597        $    368,709
----------------------------------------------------------------------------------------------------------------------------------
Net Assets for shares of beneficial
   interest outstanding                                $121,179,896     $55,978,239          $53,431,639        $169,664,616
----------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                        $121,633,540     $56,726,073          $53,302,772        $168,675,990
Accumulated net realized loss on
   investments and financial futures
   contracts (computed on basis of
   identified cost)                                      (6,039,214)     (4,327,134)          (2,131,644)         (9,332,670)
Accumulated net investment income (loss)                     13,606         134,619              (26,160)            (65,136)
Net unrealized appreciation of
   investments and financial futures
   contracts (computed on basis of
   identified cost)                                       5,571,964       3,444,681            2,286,671          10,386,432
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  $121,179,896     $55,978,239          $53,431,639        $169,664,616
----------------------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
----------------------------------------------------------------------------------------------------------------------------------
                                                         11,677,522       5,450,389            5,144,411          16,204,105
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
----------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial
   interest outstanding)                               $      10.38     $     10.27          $     10.39        $      10.47
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1997



                                                           Marathon          Marathon          Marathon          Marathon
                                                         Alabama Fund      Arkansas Fund     Georgia Fund      Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                 $3,042,093         $2,089,591        $3,161,402        $3,925,451
Expenses allocated from Portfolio                          (251,847)          (182,399)         (256,403)         (307,621)
------------------------------------------------------------------------------------------------------------------------------
Total investment income                                  $2,790,246         $1,907,192        $2,904,999        $3,617,830
------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization (Note 4)                 $    2,449         $      797        $    1,604        $    1,604
Custodian fee                                                 5,139              3,793             5,162             6,122
Distribution fees (Note 5)                                  467,867            325,239           479,779           602,220
Transfer and dividend disbursing agent fees                  39,681             27,812            40,387            46,877
Printing and postage                                         16,822              7,760            13,211            18,779
Legal and accounting services                                11,600             11,600            11,600            12,276
Registration fees                                             1,300                431             1,000             1,758
Amortization of organization expenses (Note 1D)               1,708              1,790             1,629               188
Miscellaneous                                                 5,802              9,136             4,487             6,656
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                           $  552,368         $  388,358        $  558,859        $  696,480
------------------------------------------------------------------------------------------------------------------------------

Net investment income                                    $2,237,878         $1,518,834        $2,346,140        $2,921,350
------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)       $  476,792         $  287,495        $  602,365        $  516,530
   Financial futures contracts                             (688,496)          (478,010)         (627,366)       (1,038,949)
------------------------------------------------------------------------------------------------------------------------------
Net realized loss on investment transactions             $ (211,704)        $ (190,515)       $  (25,001)       $ (522,419)
------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investment transactions                               $2,695,660         $1,627,185        $2,405,468        $3,425,743
   Financial futures contracts                             (147,276)          (103,201)           13,249           336,595
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments     $2,548,384         $1,523,984        $2,418,717        $3,762,338
------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments          $2,336,680         $1,333,469        $2,393,716        $3,239,919
------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations               $4,574,558         $2,852,303        $4,739,856        $6,161,269
------------------------------------------------------------------------------------------------------------------------------


                        See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations


For the Six Months Ended
February 28, 1997

                                                  Marathon           Marathon         Marathon            Marathon
                                               Louisiana Fund      Maryland Fund     Missouri Fund     North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio           $1,030,300        $3,232,139        $2,452,085        $5,085,143
Expenses allocated from Portfolio                     (54,782)         (255,869)         (197,863)         (424,616)
------------------------------------------------------------------------------------------------------------------------------
Total investment income                            $  975,518        $2,976,270        $2,254,222        $4,660,527
------------------------------------------------------------------------------------------------------------------------------
Expenses
------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of
   the Administrator's organization (Note 4)       $       81         $   1,604        $      802        $    1,604
Custodian fee (Note 1E)                                 2,565             5,981             5,402             7,303
Distribution fees (Note 5)                            149,844           506,017           375,738           771,636
Transfer and dividend disbursing agent fees            13,154            41,010            28,352            61,304
Printing and postage                                    4,777            16,377             8,718            23,714
Legal and accounting services                          10,336            11,600            11,554            11,600
Registration fees                                       1,250             1,600             1,512               100
Amortization of organization expenses (Note 1D)         1,662               644             1,558               769
Miscellaneous                                           4,630             5,988            10,446             6,370
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                     $  188,299        $  590,821        $  444,082        $  884,400
------------------------------------------------------------------------------------------------------------------------------
Less Allocations --
   Reduction of custodian fee (Note 1E)            $       --        $    1,382        $       --        $       --
------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                           $       --        $    1,382        $       --        $       --
------------------------------------------------------------------------------------------------------------------------------

Net expenses                                       $  188,299        $  589,439        $  444,082        $  884,400
------------------------------------------------------------------------------------------------------------------------------

Net investment income                              $  787,219        $2,386,831        $1,810,140        $3,776,127
------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                                  $   65,642        $  947,842        $  461,333        $1,765,415
   Financial futures contracts                       (188,095)         (713,655)         (522,810)         (750,457)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment
   transactions                                    $ (122,453)       $  234,187        $  (61,477)       $1,014,958
------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investment transactions                         $  892,070        $2,336,869        $2,288,786        $2,354,542
   Financial futures contracts                        (26,375)         (158,147)           13,548           (69,345)
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of
   investments                                     $  865,695        $2,178,722        $2,302,334        $2,285,197
------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on
   investments                                     $  743,242        $2,412,909        $2,240,857        $3,300,155
------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations         $1,530,461        $4,799,740        $4,050,997        $7,076,282
------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds  as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1997

                                                           Marathon                 Marathon
                                                          Oregon Fund          South Carolina Fund
--------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                   $3,805,744               $1,733,683
Expenses allocated from Portfolio                            (366,621)                (135,878)
--------------------------------------------------------------------------------------------------
Total investment income                                    $3,439,123               $1,597,805
--------------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                  $    1,605               $      797
Custodian fee                                                   6,055                    2,852
Distribution fees (Note 5)                                    577,444                  259,700
Transfer and dividend disbursing agent fees                    44,604                   17,674
Printing and postage                                           20,470                    6,482
Legal and accounting services                                  13,605                   11,600
Registration fees                                               1,400                       --
Amortization of organization expenses (Note 1D)                   391                    1,663
Miscellaneous                                                   9,632                   10,721
--------------------------------------------------------------------------------------------------
Total expenses                                             $  675,206               $  311,489
--------------------------------------------------------------------------------------------------

Net investment income                                      $2,763,917               $1,286,316
--------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)        $  122,405               $  175,593
    Financial futures contracts                              (937,980)                (366,248)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions        $ (815,575)              $ (190,655)
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                $2,552,419               $1,525,163
    Financial futures contracts                              (123,798)                  61,144
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments       $2,428,621               $1,586,307
--------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments            $1,613,046               $1,395,652
--------------------------------------------------------------------------------------------------

Net increase in net assets from operations                 $4,376,963               $2,681,968
--------------------------------------------------------------------------------------------------
                                                                   Marathon                Marathon
                                                                Tennessee Fund          Virginia Fund
--------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                            $1,611,085              $5,293,698
Expenses allocated from Portfolio                                     (119,849)               (438,796)
--------------------------------------------------------------------------------------------------------
Total investment income                                             $1,491,236              $4,854,902
--------------------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                           $      802              $    1,604
Custodian fee                                                            3,225                   5,174
Distribution fees (Note 5)                                             248,894                 808,559
Transfer and dividend disbursing agent fees                             19,228                  63,794
Printing and postage                                                    10,302                  27,025
Legal and accounting services                                           11,500                  11,200
Registration fees                                                        1,540                     700
Amortization of organization expenses (Note 1D)                          1,761                      --
Miscellaneous                                                            3,460                  12,947
--------------------------------------------------------------------------------------------------------
Total expenses                                                      $  300,712              $  931,003
--------------------------------------------------------------------------------------------------------

Net investment income                                               $1,190,524              $3,923,899
--------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                 $  142,520              $1,554,754
    Financial futures contracts                                       (315,535)               (978,055)
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 $ (173,015)             $  576,699
--------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                         $1,413,713              $2,939,006
    Financial futures contracts                                         16,807                 (44,597)
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                $1,430,520              $2,894,409
--------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                     $1,257,505              $3,471,108
--------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                          $2,448,029              $7,395,007
--------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1997

                                             Marathon            Marathon            Marathon           Marathon
Increase (Decrease) in Net Assets          Alabama Fund        Arkansas Fund       Georgia Fund       Kentucky Fund
----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                   $   2,237,878        $ 1,518,834        $  2,346,140        $  2,921,350
   Net realized loss on investments
      and financial futures contracts           (211,704)          (190,515)            (25,001)           (522,419)
   Change in unrealized appreciation           2,548,384          1,523,984           2,418,717           3,762,338
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                              $   4,574,558        $ 2,852,303        $  4,739,856        $  6,161,269
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
   From net investment income               $ (2,200,860)       $(1,518,835)       $ (2,353,600)       $ (2,848,939)
   In excess of net investment income                 --             (5,732)                 --                  --
----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders         $ (2,200,860)       $(1,524,567)       $ (2,353,600)       $ (2,848,939)
----------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest (Note 3) --
   Proceeds from sale of shares             $  1,791,940        $   749,054        $  2,157,255        $  2,146,331
   Net asset value of shares issued
      to shareholders in payment of            1,129,742            720,811           1,011,540           1,517,264
      distributions declared
   Cost of shares redeemed                    (6,604,239)        (8,088,939)        (13,164,142)        (12,083,093)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
   transactions                             $ (3,682,557)       $(6,619,074)       $ (9,995,347)       $ (8,419,498)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                  $ (1,308,859)       $(5,291,338)       $ (7,609,091)       $ (5,107,168)
----------------------------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------
At beginning of period                      $101,691,806        $72,867,944        $106,992,331        $131,357,056
----------------------------------------------------------------------------------------------------------------------
At end of period                            $100,382,947        $67,576,606        $ 99,383,240        $126,249,888
----------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
----------------------------------------------------------------------------------------------------------------------
 At end of period                           $     83,275        $   (11,975)        $    89,610        $   (125,475)
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets


For the Six Months Ended February 28, 1997


                                                  Marathon           Marathon           Marathon          Marathon
Increase (Decrease) in Net Assets              Louisiana Fund     Maryland Fund      Missouri Fund   North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                        $   787,219        $  2,386,831       $  1,810,140        $  3,776,127
   Net realized gain (loss) on
      investments and financial                    (122,453)            234,187            (61,477)          1,014,958
      futures contracts
   Change in unrealized appreciation                865,695           2,178,722          2,302,334           2,285,197
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                                   $ 1,530,461        $  4,799,740       $  4,050,997        $  7,076,282
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
   From net investment income                   $  (775,547)       $ (2,398,863)      $ (1,774,740)       $ (3,774,821)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders             $  (775,547)       $ (2,398,863)      $ (1,774,740)       $ (3,774,821)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial
   interest (Note 3) --
   Proceeds from sale of shares                 $   837,838        $  2,911,797       $  1,106,094        $  2,496,512
   Net asset value of shares issued
      to shareholders in payment of                 353,337           1,275,131            898,654           1,878,263
      distributions declared
   Cost of shares redeemed                       (2,170,383)         (7,569,649)        (7,454,643)        (14,345,460)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets from Fund
   share transactions                           $  (979,208)       $ (3,382,721)      $ (5,449,895)       $ (9,970,685)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                      $  (224,294)       $   (981,844)      $ (3,173,638)       $ (6,669,224)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                          $32,993,519        $109,243,322       $ 82,385,208        $169,888,570
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                $32,769,225        $108,261,478       $ 79,211,570        $163,219,346
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                $    41,112        $    146,691       $      7,306        $   (234,628)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1997

                                               Marathon              Marathon                Marathon               Marathon
Increase (Decrease) in Net Assets             Oregon Fund       South Carolina Fund       Tennessee Fund         Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                  $   2,763,917         $   1,286,316            $   1,190,524         $   3,923,899
     Net realized gain (loss) on
         investments and financial
         futures contracts                       (815,575)             (190,655)                (173,015)              576,699
     Change in unrealized appreciation          2,428,621             1,586,307                1,430,520             2,894,409
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations  $   4,376,963         $   2,681,968            $   2,448,029         $   7,395,007
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
     From net investment income             $  (2,714,867)        $  (1,291,570)           $  (1,190,524)        $  (3,856,671)
     In excess of net investment income                --                    --                  (19,471)                   --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders         $  (2,714,867)        $  (1,291,570)           $  (1,209,995)        $  (3,856,671)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
     interest (Note 3) --
     Proceeds from sale of shares           $   3,246,011         $   1,470,989            $   1,338,644         $   3,616,398
     Net asset value of shares issued to
         shareholders in payment of
         distributions declared                 1,557,139               570,254                  615,944             1,939,136
     Cost of shares redeemed                  (13,865,393)           (4,670,558)              (4,293,543)          (15,347,632)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund
     share transactions                     $  (9,062,243)        $  (2,629,315)           $  (2,338,955)        $  (9,792,098)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                  $  (7,400,147)        $  (1,238,917)           $  (1,100,921)        $  (6,253,762)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                      $ 128,580,043         $  57,217,156            $  54,532,560         $ 175,918,378
------------------------------------------------------------------------------------------------------------------------------------
At end of period                            $ 121,179,896         $  55,978,239            $  53,431,639         $ 169,664,616
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of period                            $      13,606         $     134,619            $     (26,160)        $     (65,136)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996

                                                             Marathon        Marathon         Marathon        Marathon
Increase (Decrease) in Net Assets                          Alabama Fund    Arkansas Fund    Georgia Fund    Kentucky Fund
--------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $  4,765,991      $ 3,384,458    $  5,270,914     $  6,161,006
    Net realized gain (loss) on
       investments and financial futures contracts           1,384,151          286,714         759,762       (1,157,193)
    Change in unrealized appreciation (depreciation)          (998,165)        (461,293)       (243,119)       1,295,426
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $  5,151,977      $ 3,209,879    $  5,787,557     $  6,299,239
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                            $ (4,874,378)     $(3,545,480)   $ (5,318,073)    $ (6,161,006)
    In excess of net investment income                              --           (6,242)             --         (154,635)
--------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                       $ (4,874,378)     $(3,551,722)   $ (5,318,073)    $ (6,315,641)
--------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                          $  4,160,973      $ 2,851,899    $  3,711,347     $  5,687,743
    Net asset value of shares issued to shareholders
       in payment of distributions declared                  2,550,774        1,648,737       2,421,301        3,359,495
    Cost of shares redeemed                                (13,939,744)     (12,113,699)    (19,752,574)     (20,779,572)
--------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions   $ (7,227,997)     $(7,613,063)   $(13,619,926)    $(11,732,334)
--------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                $ (6,950,398)     $(7,954,906)   $(13,150,442)    $(11,748,736)
--------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $108,642,204      $80,822,850    $120,142,773     $143,105,792
--------------------------------------------------------------------------------------------------------------------------
At end of year                                            $101,691,806      $72,867,944    $106,992,331     $131,357,056
--------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net investment income
included in net assets
--------------------------------------------------------------------------------------------------------------------------
At end of year                                            $     46,257      $    (6,242)   $     97,070     $   (197,886)
--------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996

                                                               Marathon        Marathon        Marathon           Marathon
Increase (Decrease) in Net Assets                           Louisiana Fund   Maryland Fund   Missouri Fund   North Carolina Fund
--------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $ 1,587,671     $ 5,061,585      $ 3,911,414       $ 8,179,093
    Net realized gain (loss) on
       investments and financial futures
       contracts                                                 (338,256)      1,530,636        1,112,409           (47,113)
    Change in unrealized appreciation
       (depreciation)                                             266,047        (575,339)      (1,048,081)          744,828

--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $ 1,515,462     $ 6,016,882      $ 3,975,742       $ 8,876,808
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                $(1,600,291)    $(5,239,668)     $(3,911,414)      $(8,215,663)
    In excess of net investment income                                 --              --          (27,998)         (233,107)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $(1,600,291)    $(5,239,668)     $(3,939,412)      $(8,448,770)
--------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                              $ 3,990,498     $ 8,472,887      $ 3,803,859       $ 7,140,035
    Net asset value of shares issued to shareholders
       in payment of distributions declared                       778,827       2,826,305        1,976,726         4,174,817
    Cost of shares redeemed                                    (3,526,815)    (16,659,034)     (13,242,423)      (30,304,252)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    Fund share transactions                                   $ 1,242,510     $(5,359,842)     $(7,461,838)      $(18,989,400)
--------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                         $ 1,157,681     $(4,582,628)     $(7,425,508)      $(18,561,362)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $31,835,838     $113,825,950     $89,810,716       $188,449,932
--------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $32,993,519     $109,243,322     $82,385,208       $169,888,570
--------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
--------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $    29,440     $    158,723     $   (28,094)      $   (235,934)
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996


                                                           Marathon            Marathon            Marathon         Marathon
Increase (Decrease) in Net Assets                         Oregon Fund     South Carolina Fund   Tennessee Fund    Virginia Fund
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                $  6,037,800        $ 2,767,504         $ 2,524,350       $  8,440,230
    Net realized gain (loss) on investments and
        financial futures contracts                          (926,072)           657,297              53,224            182,208
    Change in unrealized appreciation (depreciation)          449,198           (482,418)            342,049            134,532
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations               $  5,560,926        $ 2,942,383         $ 2,919,623       $  8,756,970
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                           $ (6,124,280)       $(2,772,456)        $(2,618,373)      $ (8,440,230)
    In excess of net investment income                        (35,444)                --              (6,689)          (112,564)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                      $ (6,159,724)       $(2,772,456)        $(2,625,062)      $ (8,552,794)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3) --
    Proceeds from sale of shares                         $  5,131,313        $ 4,707,873         $ 3,438,193       $  8,059,179
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared                              3,457,570          1,214,658           1,338,936          4,376,528
    Cost of shares redeemed                               (24,465,802)        (8,830,561)         (8,022,902)       (26,256,727)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                         $(15,876,919)       $(2,908,030)        $(3,245,773)      $(13,821,020)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                               $(16,475,717)       $(2,738,103)        $(2,951,212)      $(13,616,844)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                     $145,055,760        $59,955,259         $57,483,772       $189,535,222
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                           $128,580,043        $57,217,156         $54,532,560       $175,918,378
----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                           $    (35,444)       $   139,873         $    (6,689)      $   (132,364)
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Marathon Alabama Fund
                                                     -----------------------------------------------------------------------------

                                                                                            Year Ended
                                                     Six Months    ---------------------------------------------------------------
                                                     Ended                     August 31,                         Sept. 30,
                                                     Feb. 28, 1997 ------------------------------------    -----------------------
                                                     (Unaudited)      1996         1995         1994***        1993       1992**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                $ 10.460      $ 10.440     $ 10.210      $ 11.060       $10.340    $10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 $  0.234      $  0.470     $  0.479      $  0.425       $ 0.475    $ 0.208
Net realized and unrealized gain (loss) on
    investments                                          0.246         0.030        0.244        (0.769)        0.837      0.385++
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                   $  0.480      $  0.500     $  0.723      $ (0.344)      $ 1.312    $ 0.593
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                            $ (0.230)     $ (0.480)    $ (0.479)     $ (0.425)      $(0.475)   $(0.208)
In excess of net investment income                          --            --       (0.014)       (0.081)       (0.117)    (0.045)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $ (0.230)     $ (0.480)    $ (0.493)     $ (0.506)      $(0.592)   $(0.253)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                      $ 10.710      $ 10.460     $ 10.440      $ 10.210       $11.060    $10.340
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                         4.70%         4.85%        7.38%        (3.18)%       13.09%      5.71%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)               $100,383      $101,692     $108,642      $105,553       $84,621    $21,105
Ratio of net expenses to average daily
    net assets/(2)/(3)/                                   1.62%+        1.57%        1.51%         1.43%+        1.37%      1.01%+
Ratio of net expenses to average daily net
    assets, after custodian fee reduction/(2)/            1.60%+        1.52%          --            --            --         --
Ratio of net investment income to average daily
    net assets                                            4.45%+        4.44%        4.74%         4.35%+        4.30%      4.49%+

Portfolio Turnover/(4)/                                     --            --           --            --            15%        13%
----------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
    Expenses/(2)/                                                                                                1.49%      1.50%+
    Net investment income                                                                                        4.18%      4.00%+
Net investment income per share                                                                              $  0.462   $  0.185

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
**    For the period from the start of business, May 1, 1992, to September 30,
      1992.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Marathon Arkansas Fund
                                                             --------------------------------------------------------------------

                                                                                                    Year Ended
                                                             Six Months      ----------------------------------------------------
                                                             Ended                       August 31,                    Sept. 30,
                                                             Feb. 28, 1997   --------------------------------------   -----------
                                                             (Unaudited)     1996            1995        1994***        1993**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                         $10.190      $10.250        $10.140       $10.910        $10.000
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          $ 0.222      $ 0.450        $ 0.460       $ 0.431        $ 0.471
Net realized and unrealized gain (loss) on investments           0.191       (0.038)         0.132        (0.703)         1.025
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                            $ 0.413      $ 0.412        $ 0.592       $(0.272)       $ 1.496
---------------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                     $(0.222)     $(0.471)       $(0.460)      $(0.431)       $(0.471)
In excess of net investment income                              (0.001)      (0.001)        (0.022)       (0.067)        (0.115)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $(0.223)     $(0.472)       $(0.482)      $(0.498)       $(0.586)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- End of period                               $10.380      $10.190        $10.250       $10.140        $10.910
---------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                 4.15%        4.05%          6.15%       (2.53)%        15.00%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $67,577      $72,868        $80,823       $82,436        $59,205
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average daily net assets/(2)//(3)/       1.63%+       1.56%          1.50%         1.17%+         0.88%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                 1.63%+       1.54%            --            --             --
Ratio of net investment income to average daily net assets        4.34%+       4.34%          4.67%         4.47%+         4.27%+
Portfolio Turnover/(4)/                                             --           --             --             5%            13%
---------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
    Expenses/(2)/                                                                                           1.40%          1.42%+
    Net investment income                                                                                   4.24%          3.73%+
Net investment income per share                                                                          $ 0.409        $ 0.411

+     Annualized.
** For the period from the start of business, October 2, 1992, to September 30, 1993.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                        See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D
Financial Highlights

                                                                                  Marathon Georgia Fund
                                                      ------------------------------------------------------------------------------

                                                                                             Year Ended
                                                      Six Months     ---------------------------------------------------------------
                                                      Ended                     August 31,                        Sept. 30,
                                                      Feb. 28, 1997  ----------------------------------    -------------------------
                                                      (Unaudited)    1996          1995         1994***       1993        1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--  Beginning of period                  $ 9.810      $  9.790      $  9.800      $ 10.750     $ 10.120    $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $ 0.225      $  0.451      $  0.450      $  0.413     $  0.459    $ 0.380
Net realized and unrealized gain (loss) on
    investments                                           0.220         0.024         0.007+       (0.841)       0.776      0.215
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                     $ 0.445      $  0.475      $  0.457      $ (0.428)    $  1.235    $ 0.595
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.225)     $ (0.455)     $ (0.450)     $ (0.413)    $ (0.459)   $(0.380)
In excess of net investment income                           --            --        (0.017)       (0.065)      (0.129)    (0.095)
From net realized gain on investments                        --            --            --            --       (0.017)        --
In excess of net realized gain on investments                --            --            --        (0.044)          --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $(0.225)     $ (0.455)     $ (0.467)     $ (0.522)    $ (0.605)   $(0.475)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of period                         $10.030      $  9.810      $  9.790      $  9.800     $ 10.750    $10.120
------------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                         4.75%         4.91%         4.90%        (4.08)%      12.60%      5.85%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                 $99,383      $106,992      $120,143      $134,481     $120,043    $42,156
Ratio of net expenses to average daily net assets
   /(2)/(3)/                                               1.59%+        1.58%         1.49%         1.41%+       1.52%      1.13%+
Ratio of net expenses to average daily net assets,
    after custodian fee reduction /(2)/                    1.58%+        1.52%           --            --           --         --
Ratio of net investment income to average daily net
    assets                                                 4.55%+        4.55%         4.72%         4.39%+       4.27%      4.72%+

Portfolio Turnover /(4)/                                     --            --            --            --           20%        33%
------------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
    Expenses /(2)/                                                                                                           1.61%+
    Net investment income                                                                                                    4.24%+
Net investment income per share                                                                                           $ 0.341

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
** For the period from the start of business, December 23, 1991, to September 30, 1992.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                Marathon Kentucky Fund
                                                    -------------------------------------------------------------------------------

                                                                                                Year Ended
                                                    Six Months     ----------------------------------------------------------------
                                                    Ended                        August 31,                         Sept. 30,
                                                    Feb. 28, 1997  ------------------------------------     -----------------------
                                                    (Unaudited)       1996           1995       1994***        1993        1992**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                $  9.970      $  9.990       $  9.850     $ 10.780      $ 10.090    $10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 $  0.228      $  0.450       $  0.458     $  0.415      $  0.462    $ 0.363
Net realized and unrealized gain (loss) on
    investments                                          0.255        (0.009)++       0.163       (0.811)        0.820      0.192
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                   $  0.483      $  0.441       $  0.621     $ (0.396)     $  1.282    $ 0.555
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                              (0.223)     $ (0.450)      $ (0.458)    $ (0.415)     $ (0.462)   $(0.363)
In excess of net investment income                          --        (0.011)        (0.023)      (0.075)       (0.125)    (0.102)
From net realized gain on investments                       --            --             --           --        (0.005)        --
In excess of net realized gain on investments               --            --             --       (0.044)           --         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $ (0.223)     $ (0.461)      $ (0.481)    $ (0.534)     $ (0.592)   $(0.465)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                      $ 10.230      $  9.970       $  9.990     $  9.850      $ 10.780    $10.090
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                         4.96%         4.45%          6.61%       (3.78)%       13.05%      5.45%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)               $126,250      $131,357       $143,106     $141,994      $120,093    $46,835
Ratio of net expenses to average daily net
    assets/(2)(3)/                                        1.58%+        1.57%          1.52%        1.44%+        1.50%      1.44%+
Ratio of net expenses to average daily net
    assets, after custodian fee reduction/(2)/            1.56%+        1.54%            --           --            --         --
Ratio of net investment income to average daily
    net assets                                            4.55%+        4.45%          4.74%        4.39%+        4.29%      4.56%+
Portfolio Turnover/(4)/                                     --            --             --           --            21%        64%
-----------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
      Expenses/(2)/                                                                                                          1.52%+
      Net investment income                                                                                                  4.48%+
Net investment income per share                                                                                           $ 0.357

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
**    For the period from the start of business, December 23, 1991, to
      September 30, 1992.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       Marathon Lousiana Fund
                                                            -----------------------------------------------------------------------

                                                            Six Months                           Year Ended
                                                            Ended         ---------------------------------------------------------
                                                            Feb. 28, 1997              August 31,                        Sept. 30,
                                                                          -----------------------------------------   -------------
                                                            (Unaudited)      1996         1995         1994***             1993**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                        $ 9.960      $ 9.980      $10.010        $11.130            $10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  $ 0.243      $ 0.486      $ 0.487        $ 0.447            $ 0.478
Net realized and unrealized gain (loss) on investments          0.236       (0.016)      (0.006)++      (0.937)             1.234
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $ 0.479      $ 0.470      $ 0.481        $(0.490)           $ 1.712
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    $(0.239)     $(0.490)     $(0.487)       $(0.447)           $(0.478)
In excess of net investment income                                 --           --       (0.024)        (0.074)            (0.104)
In excess of net realized gain on investments                      --           --           --         (0.109)                --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $(0.239)     $(0.490)     $(0.511)       $(0.630)           $(0.582)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                              $10.200      $ 9.960      $ 9.980        $10.010            $11.130
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                4.92%        4.77%        5.08%         (4.56)%            17.26%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                       $32,769      $32,994      $31,836        $29,020            $17,935
Ratio of net expenses to average daily net assets/(2)//(3)/      1.51%+       1.41%        1.31%          1.08%+             1.07%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                1.49%+       1.34%          --             --                 --
Ratio of net investment income to average daily net assets       4.82%+       4.82%        4.97%          4.62%+             4.27%+
Portfolio Turnover/(4)/                                            --           --           --             14%                86%
-----------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows :

Ratios/Supplemental Data:
    Expenses /(2)//(3)/                                          1.60%+       1.53%        1.42%          1.44%+             1.76%+
    Expenses after custodian fee reduction /(2)/                 1.58%+       1.45%          --             --                 --
    Net investment income                                        4.73%+       4.70%        4.86%          4.26%+             3.58%+
Net investment income per share                               $ 0.239      $ 0.474      $ 0.470        $ 0.412            $ 0.401

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
**    For the period from the start of business, October 2, 1992, to
      September 30, 1993.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                         Marathon Maryland Fund
                                                   -------------------------------------------------------------------------------

                                                                                              Year Ended
                                                   Six Months       --------------------------------------------------------------
                                                   Ended                       August 31,                          Sept. 30,
                                                   Feb. 28, 1997    -----------------------------------    -----------------------
                                                   (Unaudited)       1996           1995        1994***        1993       1992**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period               $ 10.300      $ 10.230       $ 10.070      $ 11.070     $10.290     $10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         $  0.228      $  0.464       $  0.476      $  0.428     $ 0.466     $ 0.303
Net realized and unrealized gain (loss) on
      investments                                       0.231         0.086          0.169        (0.922)      0.890       0.375++
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                  $  0.459      $  0.550       $  0.645      $ (0.494)    $ 1.356     $ 0.678
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                           $ (0.229)     $ (0.480)      $ (0.476)     $ (0.428)    $(0.466)    $ 0.303
In excess of net investment income                         --            --         (0.009)       (0.070)     (0.110)     (0.085)
In excess of net realized gain on investments              --            --             --        (0.008)         --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $ (0.229)     $ (0.480)      $ (0.485)     $ (0.506)    $(0.576)    $(0.388)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                     $ 10.530      $ 10.300       $ 10.230      $ 10.070     $11.070     $10.290
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                        4.56%         5.44%          6.71%        (4.56)%     13.61%       6.65%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)              $108,261      $109,243       $113,826      $116,721     $95,226     $29,180
Ratio of net expenses to average daily
      net assets/(2)//(3)/                               1.58%+        1.57%          1.50%         1.43%+      1.43%       1.30%+
Ratio of net expenses to average daily net
      assets, after custodian fee reduction/(2)/         1.55%+        1.55%            --            --          --          --
Ratio of net investment income to average daily
      net assets                                         4.39%+        4.46%          4.82%         4.44%+      4.28%       4.25%+
Portfolio Turnover/(4)/                                    --            --             --            --          12%          3%
----------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
    Expenses/(2)/                                                                                               1.48%       1.62%+
    Net investment income                                                                                       4.23%       3.93%+
Net investment income per share                                                                              $ 0.461     $ 0.280

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
** For the period from the start of business, February 3, 1992, to September 30, 1992.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Marathon Missouri Fund
                                                        ---------------------------------------------------------------------------

                                                                                                Year Ended
                                                         Six Months      ----------------------------------------------------------
                                                         Ended                      August 31,                         Sept. 30,
                                                         Feb. 28, 1997   --------------------------------    ----------------------
                                                         (Unaudited)      1996         1995       1994***       1993        1992**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period                     $10.510      $10.510      $10.240     $11.250      $10.400    $10.000
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $ 0.239      $ 0.476      $ 0.477     $ 0.423      $ 0.470    $ 0.200
Net realized and unrealized gain (loss) on investments        0.295        0.003        0.289      (0.904)       1.005      0.455
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $ 0.534      $ 0.479      $ 0.766     $(0.481)     $ 1.475    $ 0.655
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $(0.234)     $(0.476)     $(0.477)    $(0.423)     $(0.470)   $(0.200)
In excess of net investment income                               --       (0.003)      (0.019)     (0.084)      (0.128)    (0.055)
In excess of net realized gain on investments                    --           --           --      (0.022)      (0.027)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $(0.234)     $(0.479)     $(0.496)    $(0.529)     $(0.625)   $(0.255)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                            $10.810      $10.510      $10.510     $10.240      $11.250    $10.400
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                              5.18%        4.60%        7.82%      (4.33)%      14.66%      6.33%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data/*/
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                     $79,212      $82,385      $89,811     $91,227      $76,653    $25,225
Ratio of net expenses to average daily net assets/(2)(3)/      1.60%+       1.56%        1.53%       1.49%+       1.52%      1.32%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                              1.59%+       1.54%          --          --           --         --
Ratio of net investment income to average daily net
    assets                                                     4.48%+      4.47%        4.72%       4.30%+        4.23%      4.31%+
Portfolio Turnover/(4)/                                          --          --           --          --            14%        21%
-----------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
    Expenses/(2)/                                                                                                 1.55%      1.49%+
    Net investment income                                                                                         4.20%      4.14%+
Net investment income per share                                                                                $ 0.467    $ 0.192

+     Annualized.
**    For the period from the start of business, May 1, 1992, to September 30,
      1992.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                               Marathon North Carolina Fund
                                                   ------------------------------------------------------------------------------

                                                                                             Year Ended
                                                   Six Months     ---------------------------------------------------------------
                                                   Ended                      August 31,                         Sept. 30,
                                                   Feb. 28, 1997  -----------------------------------       ---------------------
                                                   (Unaudited)       1996        1995        1994***          1993       1992**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period               $  9.970      $  9.960     $  9.970      $ 10.940       $ 10.300    $10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                $  0.227      $  0.452     $  0.466      $  0.423       $  0.468    $ 0.456
Net realized and unrealized gain (loss) on
    investments                                         0.191         0.026        0.011++      (0.895)         0.794      0.423++
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                  $  0.418      $  0.478     $  0.477      $ (0.472)      $  1.262    $ 0.879
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                           $ (0.228)     $ (0.455)    $ (0.466)     $ (0.423)      $ (0.468)   $(0.456)
In excess of net investment income                         --        (0.013)      (0.021)       (0.075)        (0.120)    (0.123)
In excess of net realized gain on investments              --            --           --            --         (0.034)        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $ (0.228)     $ (0.468)    $ (0.487)     $ (0.498)      $ (0.622)   $(0.579)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                     $ 10.160      $  9.970     $  9.960      $  9.970       $ 10.940    $10.300
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                        4.29%         4.83%        5.03%        (4.40)%        12.69%      8.75%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)              $163,219      $169,889     $188,450      $192,667       $173,828    $71,733
Ratio of net expenses to average daily net
    assets/(2)(3)/                                       1.60%+        1.59%        1.51%         1.42%+         1.52%      1.35%+
Ratio of net expenses to average daily net
    assets, after custodian fee reduction/(2)/           1.57%+        1.54%          --            --             --         --
Ratio of net investment income to average daily
    net assets                                           4.54%+        4.47%        4.78%         4.43%+         4.34%      4.54%+

Portfolio Turnover/(4)/                                    --            --           --            --             16%        52%
----------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
      Expenses/(2)/                                                                                                         1.57%+
      Net investment income                                                                                                 4.32%+
Net investment income per share                                                                                          $ 0.434

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
**    For the period from the start of business, October 23, 1991, to
      September 30, 1992.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       Marathon Oregon Fund
                                                     -----------------------------------------------------------------------------

                                                                                             Year Ended
                                                     Six Months    ---------------------------------------------------------------
                                                     Ended                     August 31,                        Sept. 30,
                                                     Feb. 28, 1997 ----------------------------------    -------------------------
                                                     (Unaudited)     1996         1995         1994***       1993         1992**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                 $ 10.240     $ 10.310     $ 10.090     $ 11.130     $ 10.270     $ 10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $  0.228     $  0.450     $  0.455     $  0.415     $  0.459     $  0.351
Net realized and unrealized gain (loss) on
    investments                                           0.136       (0.061)       0.241       (0.869)       0.983        0.368
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $  0.364     $  0.389     $  0.696     $ (0.454)    $  1.442     $  0.719
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $ (0.224)    $ (0.457)    $ (0.455)    $ (0.415)    $ (0.459)    $ (0.351)
In excess of net investment income                           --       (0.002)      (0.021)      (0.078)      (0.117)      (0.098)
From net realized gain on investments                        --           --           --       (0.093)      (0.006)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $ (0.224)    $ (0.459)    $ (0.476)    $ (0.586)    $ (0.582)    $ (0.449)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                       $ 10.380     $ 10.240     $ 10.310     $ 10.090     $ 11.130     $ 10.270
----------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                         3.65%        3.80%        7.22%       (4.21)%      14.47%        7.10%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                $121,180     $128,580     $145,056     $151,127     $128,229     $ 41,703
Ratio of net expenses to average daily net
    assets /(2)/(3)/                                       1.69%+       1.56%        1.53%        1.43%+       1.55%        1.47%+
Ratio of net expenses to average daily net
    assets, after custodian fee reduction /(2)/            1.67%+       1.53%          --           --           --           --
Ratio of net investment income to average daily
    net assets                                             4.44%+       4.33%        4.59%        4.28%+       4.22%        4.27%+

Portfolio Turnover /(4)/                                     --           --           --           --           23%          44%
----------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
    Expenses /(2)/                                                                                                          1.63%+
    Net investment income                                                                                                   4.11%+
Net investment income per share                                                                                          $ 0.338

+     Annualized.
**    For the period from the start of business, December 24, 1991, to
      September 30, 1992.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                Marathon South Carolina Fund
                                                           ----------------------------------------------------------------------

                                                                                                Year Ended
                                                           Six Months    --------------------------------------------------------
                                                           Ended                     August 31,                        Sept. 30,
                                                           Feb. 28, 1997 ---------------------------------------   --------------
                                                           (Unaudited)     1996         1995        1994***              1993**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of period                         $10.020      $10.000      $ 9.940       $10.890            $10.000
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $ 0.232      $ 0.467      $ 0.460       $ 0.408            $ 0.461
Net realized and unrealized gain (loss) on investments         0.250        0.021        0.071        (0.870)             0.986
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $ 0.482      $ 0.488      $ 0.531       $(0.462)           $ 1.447
---------------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.232)     $(0.468)     $(0.460)      $(0.408)           $(0.461)
In excess of net investment income                                --           --       (0.011)       (0.080)            (0.096)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $(0.232)     $(0.468)     $(0.471)      $(0.488)           $(0.557)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                             $10.270      $10.020      $10.000       $ 9.940            $10.890
---------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               4.91%        4.92%        5.64%        (4.33)%            14.50%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $55,978      $57,217      $59,955       $59,878            $43,169
Ratio of net expenses to average daily net assets/(2)(3)/       1.60%+       1.60%        1.49%         1.36%+             1.07%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                               1.58%+       1.58%          --            --                 --
Ratio of net investment income to average daily net assets      4.56%+       4.60%        4.77%         4.27%+             4.22%+
Portfolio Turnover/(4)/                                           --           --           --             3%                13%
---------------------------------------------------------------------------------------------------------------------------------
*    The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the
     Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:
Ratios/Supplemental Data:
    Expenses/(2)/                                                                                                          1.44%+
    Net investment income                                                                                                  3.85%+
Net investment income per share                                                                                         $ 0.421

+     Annualized.
** For the period from the start of business, October 2, 1992, to September 30, 1993.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                      Marathon Tennessee Fund
                                                          --------------------------------------------------------------------------

                                                                                                   Year Ended
                                                          Six Months    ------------------------------------------------------------
                                                          Ended                  August 31,                      Sept. 30,
                                                          Feb. 28, 1997 ------------------------------    --------------------------
                                                          (Unaudited)    1996      1995       1994***       1993        1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                      $10.150     $10.110   $10.020     $11.070      $10.010     $10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $ 0.226    $ 0.457    $ 0.468     $ 0.426      $ 0.466     $ 0.040
Net realized and unrealized gain (loss) on investments        0.244      0.059      0.115      (0.848)      1.158        0.027++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $ 0.470    $ 0.516    $ 0.583     $(0.422)     $ 1.624     $ 0.067
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $(0.226)   $(0.475)   $(0.468)    $(0.426)     $(0.466)    $(0.040)
In excess of net investment income                           (0.004)    (0.001)    (0.025)     (0.071)      (0.098)     (0.017)
From net realized gain on investments                            --         --         --      (0.094)          --          --
In excess of net realized gain on investments                    --         --         --      (0.037)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $(0.230)   $(0.476)   $(0.493)    $(0.628)     $(0.564)    $(0.057)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                            $10.390    $10.150    $10.110     $10.020      $11.070     $10.010
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                              4.74%      5.16%      6.12%      (3.93)%      16.97%       0.01%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                     $53,432    $54,533    $57,484     $55,379      $39,648     $ 3,475
Ratio of net expenses to average daily
         net assets/(2)(3)/                                    1.58%+     1.53%      1.47%       1.37%+       1.30%       1.00%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                              1.56%+     1.51%        --          --           --          --
Ratio of net investment income to average daily net
     assets                                                    4.43%+     4.45%      4.77%       4.44%+       4.24%       2.91%

Portfolio Turnover/(4)/                                          --         --         --          --           28%          0%
------------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
      Expenses/(2)/                                                                                           1.61%       2.10%+
      Net investment income                                                                                   3.93%       1.81%+
Net investment income per share                                                                            $ 0.432     $ 0.025

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
**    For the period from the start of business, August 25, 1992, to
      September 30, 1992.
***   For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Marathon Virginia Fund
                                                           -------------------------------------------------------------------------

                                                                                                   Year Ended
                                                           Six Months     ----------------------------------------------------------
                                                           Ended                    August 31,                        Sept. 30,
                                                           Feb. 28, 1997  --------------------------------     ---------------------
                                                           (Unaudited)     1996        1995        1994***        1993        1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                      $ 10.260     $ 10.260    $ 10.120    $ 11.060      $10.460      $10.200
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  0.235     $  0.471    $  0.479    $  0.438      $ 0.483      $ 0.526
Net realized and unrealized gain (loss) on
    investments                                                0.206        0.006       0.161      (0.864)       0.762        0.385
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $  0.441     $  0.477    $  0.640    $ (0.426)     $ 1.245      $ 0.911
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $ (0.231)    $ (0.471)   $ (0.479)   $ (0.438)     $(0.483)     $(0.526)
In excess of net investment income                                --       (0.006)     (0.021)     (0.076)      (0.130)      (0.120)
From net realized gain on investments                             --           --          --          --       (0.022)      (0.005)
In excess of net realized gain on investments                     --           --          --          --       (0.010)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (0.231)    $ (0.477)   $ (0.500)   $ (0.514)     $(0.645)     $(0.651)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                            $ 10.470     $ 10.260    $ 10.260    $ 10.120      $11.060      $10.460
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               4.40%        4.67%       6.62%      (3.95)%      12.33%        9.16%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                     $169,665     $175,918    $189,535    $193,420      $175,426     $72,629
Ratio of net expenses to average
daily net assets/(2)(3)/                                        1.61%+       1.56%       1.50%       1.44%+       1.52%        1.36%
Ratio of net expenses to average daily net assets,
    after custodian fee reduction/(2)/                          1.59%+       1.53%         --          --           --           --
Ratio of net investment income to average daily net
    assets                                                      4.54%+       4.52%       4.81%       4.51%+       4.42%        4.86%
Portfolio Turnover/(4)/                                           --           --          --          --           27%          85%
------------------------------------------------------------------------------------------------------------------------------------

* The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Advisor fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
      Expenses/(2)/                                                                                                            1.59%
      Net investment income                                                                                                    4.63%
Net investment income per share                                                                                             $ 0.501

+     Annualized.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)



1   Significant Accounting Policies
--------------------------------------------------------------------------------
    Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of sixty Funds, twelve of the non-diversified funds are included in these financial statements. They include EV Marathon Alabama Municipals Fund ("Marathon Alabama Fund"), EV Marathon Arkansas Municipals Fund ("Marathon Arkansas Fund"), EV Marathon Georgia Municipals Fund ("Marathon Georgia Fund"), EV Marathon Kentucky Municipals Fund ("Marathon Kentucky Fund"), EV Marathon Louisiana Municipals Fund ("Marathon Louisiana Fund"), EV Marathon Maryland Municipals Fund ("Marathon Maryland Fund"), EV Marathon Missouri Municipals Fund ("Marathon Missouri Fund"), EV Marathon North Carolina Municipals Fund ("Marathon North Carolina Fund"), EV Marathon Oregon Municipals Fund ("Marathon Oregon Fund"), EV Marathon South Carolina Municipals Fund ("Marathon South Carolina Fund"), EV Marathon Tennessee Municipals Fund ("Marathon Tennessee Fund") and EV Marathon Virginia Municipals Fund ("Marathon Virginia Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Marathon Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Marathon Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Marathon Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Marathon Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Marathon Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Marathon Missouri Fund invests its assets in the Missouri Municipals Portfolio, the Marathon North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Marathon Oregon Fund invests its assets in the Oregon Municipals Portfolio, the Marathon South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Marathon Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Marathon Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (94.5%, 98.6%, 98.2%, 99.2%, 94.2%, 99.4%, 97.4%, 91.5%,
    99.0%, 97.9%, 96.6%, and 99.3% at February 28, 1997 for the Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

    B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1996, the Funds, for federal income tax purposes had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Additionally, at August 31, 1996, net capital losses of $980,152, $207,394 and $608,261 for the Marathon Kentucky Fund, Marathon Louisiana Fund and Marathon Oregon Fund, respectively, attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Funds' current taxable year.

EV Marathon Municipals Funds as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


    C Federal Taxes (continued) -- Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not able to be included by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders. The amounts and expiration dates of the capital loss carryovers are as follows:


     Fund                              Amount                Expires
--------------------------------------------------------------------------------
     Marathon Alabama Fund         $     826,540            August 31, 2004
                                       1,877,237            August 31, 2003
                                         362,951            August 31, 2002
                                           1,050         September 30, 2000

     Marathon Arkansas Fund            1,802,164            August 31, 2004
                                         561,676            August 31, 2003
                                         241,061            August 31, 2002

     Marathon Georgia Fund             6,622,861            August 31, 2004
                                       1,197,263            August 31, 2003
                                         151,432            August 31, 2002

     Marathon Kentucky Fund            2,909,053            August 31, 2004
                                       1,058,248            August 31, 2003

     Marathon Louisiana Fund           1,622,700            August 31, 2004
                                         278,670            August 31, 2003

     Marathon Maryland Fund            1,308,929            August 31, 2004
                                       1,208,914            August 31, 2003

     Marathon Missouri Fund            1,702,533            August 31, 2004
                                         435,519            August 31, 2003

     Marathon North Carolina Fund      8,163,670            August 31, 2004
                                       4,191,384            August 31, 2003
                                         451,305            August 31, 2002
                                          63,556         September 30, 2001

     Marathon Oregon Fund              4,197,676            August 31, 2004
                                         468,881            August 31, 2003

     Marathon South Carolina Fund      2,757,057            August 31, 2004
                                       1,317,687            August 31, 2003
                                          74,010            August 31, 2002

     Marathon Tennessee Fund            1,694,580           August 31, 2004
                                          195,240           August 31, 2003

     Marathon Virginia Fund             7,497,842           August 31, 2004
                                        2,423,778           August 31, 2003

    D Deferred Organization Expenses -- Costs incurred by the Funds in connection with their organization, including registration costs, are being amortized on the straight-line basis over five years.

    E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses in the statements of operations.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    G Other -- Investment transactions are accounted for on a trade date basis.

    H Interim Financial Information -- The interim financial statements relating to February 28, 1997 and for the six months then ended have not been audited by independent certified public accountant, but in the opinion of the Fund's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

EV Marathon Municipals Funds as of February 28, 1997

NOTES TO FIANCIAL STATEMENTS (Unaudited) CONT'D


2   Distributions to Shareholders
--------------------------------------------------------------------------------
    The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

    Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3   Shares of Beneficial Interest
--------------------------------------------------------------------------------
    The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                               Marathon Alabama Fund
                                      -----------------------------------------
                                      Six Months Ended
                                      February 28, 1997     Year Ended
                                      (Unaudited)           August 31, 1996
--------------------------------------------------------------------------------
Sales                                           168,773             391,938

Issued to shareholders electing
  to receive payments of distributions
  in Fund shares                                106,237             241,707

Redemptions                                    (621,750)         (1,321,649)
--------------------------------------------------------------------------------
Net decrease                                   (346,740)           (688,004)
--------------------------------------------------------------------------------


                                             Marathon Arkansas Fund
                                      -----------------------------------------
                                      Six Months Ended
                                      February 28, 1997     Year Ended
                                      (Unaudited)           August 31, 1996
--------------------------------------------------------------------------------
Sales                                            72,453             274,418

Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                                 69,708             159,265

Redemptions                                    (782,993)         (1,168,773)
--------------------------------------------------------------------------------
Net decrease                                   (640,832)           (735,090)
--------------------------------------------------------------------------------


                                             Marathon Georgia Fund
                                      ------------------------------------------
                                      Six Months Ended
                                      February 28, 1997     Year Ended
                                      (Unaudited)           August 31, 1996
--------------------------------------------------------------------------------
Sales                                           216,167             373,857

Issued to shareholders electing
  to receive payments of distributions
  in Fund shares                                101,332             244,086

Redemptions                                  (1,316,179)         (1,990,386)
--------------------------------------------------------------------------------
Net decrease                                   (998,680)         (1,372,443)
--------------------------------------------------------------------------------


                                             Marathon Kentucky Fund
                                      ----------------------------------------
                                      Six Months Ended
                                      February 28, 1997     Year Ended
                                      (Unaudited)           August 31, 1996
--------------------------------------------------------------------------------
Sales                                           211,798                561,028

Issued to shareholders electing
  to receive payments of distributions
  in Fund shares                                149,533                332,092

Redemptions                                  (1,192,813)            (2,048,388)
--------------------------------------------------------------------------------
Net decrease                                   (831,482)            (1,155,268)
--------------------------------------------------------------------------------



                                            Marathon Louisiana Fund
                                      -----------------------------------------
                                      Six Months Ended
                                      February 28, 1997        Year Ended
                                      (Unaudited)              August 31, 1996
--------------------------------------------------------------------------------
Sales                                            82,442                395,341

Issued to shareholders electing
  to receive payments of distributions
  in Fund shares                                 34,826                 77,363

Redemptions                                    (214,807)              (350,233)
--------------------------------------------------------------------------------
Net decrease                                    (97,539)               122,471
--------------------------------------------------------------------------------

EV Marathon Municipals Funds as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


                                             Marathon Maryland Fund
                                  ------------------------------------------
                                      Six Months Ended
                                      February 28, 1997     Year Ended
                                      (Unaudited)           August 31, 1996
    ------------------------------------------------------------------------
     Sales                                     278,488              812,572

     Issued to shareholders electing
      to receive payments of
      distributions in Fund shares             121,688              271,666

     Redemptions                              (723,039)          (1,603,403)
    ------------------------------------------------------------------------

     Net decrease                             (322,863)            (519,165)
    ------------------------------------------------------------------------
                                             Marathon Missouri Fund
                                  ------------------------------------------
                                      Six Months Ended
                                      February 28, 1997     Year Ended
                                      (Unaudited)           August 31, 1996
    ------------------------------------------------------------------------
     Sales                                     103,653              356,070

     Issued to shareholders electing
      to receive payments of
      distributions in Fund shares              83,768              185,830

     Redemptions                              (696,013)          (1,244,942)
    ------------------------------------------------------------------------

     Net decrease                             (508,592)            (703,042)
    ------------------------------------------------------------------------
                                          Marathon North Carolina Fund
                                  ------------------------------------------
                                      Six Months Ended
                                      February 28, 1997     Year Ended
                                      (Unaudited)           August 31, 1996
    ------------------------------------------------------------------------
     Sales                                     246,960              703,283

     Issued to shareholders electing
      to receive payments of
      distributions in Fund shares             185,297              412,501

     Redemptions                            (1,417,702)          (2,988,053)
    ------------------------------------------------------------------------
     Net decrease                             (985,445)          (1,872,269)
    ------------------------------------------------------------------------
                                              Marathon Oregon Fund
                                  ------------------------------------------
                                      Six Months Ended
                                      February 28, 1997     Year Ended
                                      (Unaudited)           August 31, 1996
    ------------------------------------------------------------------------
     Sales                                     314,145              490,291

     Issued to shareholders electing
      to receive payments of
      distributions in Fund shares             150,167              332,112

     Redemptions                            (1,338,175)          (2,346,208)
    ------------------------------------------------------------------------

     Net decrease                             (873,863)          (1,523,805)
    ------------------------------------------------------------------------
                                          Marathon South Carolina Fund
                                  ------------------------------------------
                                       Six Months Ended
                                       February 28, 1997    Year Ended
                                       (Unaudited)          August 31, 1996
    ------------------------------------------------------------------------
     Sales                                     143,937              462,452

     Issued to shareholders electing
      to receive payments of
      distributions in Fund shares              55,842              119,696

     Redemptions                              (457,666)            (870,124)
    ------------------------------------------------------------------------

     Net decrease                             (257,887)            (287,976)
    ------------------------------------------------------------------------
                                             Marathon Tennessee Fund
                                  ------------------------------------------
                                       Six Months Ended
                                       February 28, 1997    Year Ended
                                       (Unaudited)          August 31, 1996
    ------------------------------------------------------------------------
     Sales                                     129,788              334,666

     Issued to shareholders electing
      to receive payments of
      distributions in Fund shares              59,566              130,351

     Redemptions                              (416,129)            (779,131)
    ------------------------------------------------------------------------

     Net decrease                             (226,775)            (314,114)
    ------------------------------------------------------------------------
                                            Marathon Virginia Fund
                                  ------------------------------------------
                                       Six Months Ended
                                       February 28, 1997    Year Ended
                                       (Unaudited)          August 31, 1996
    ------------------------------------------------------------------------
     Sales                                     346,331              770,506

     Issued to shareholders electing
      to receive payments of
      distributions in Fund shares             185,627              419,968

     Redemptions                            (1,470,910)          (2,518,984)
    ------------------------------------------------------------------------

     Net decrease                             (938,952)          (1,328,510)
    ------------------------------------------------------------------------

4 Transactions with Affiliates
  ------------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment advisor fee earned by BMR.

EV Marathon Municipals Funds as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

5 Distribution Plan
  ------------------------------------------------------------------------------
  Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus
  (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts therefore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the six month period ended February 28, 1997, Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, paid $377,312, $262,613, $386,919, $481,634,
  $122,552, $408,080, $303,015, $623,646, $467,135, $211,712, $201,810 and
  $648,274, respectively, to EVD, representing 0.75% of average daily net assets. At February 28, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund were approximately $3,340,000, $2,424,000, $3,340,000, $4,049,000, $1,279,000, $3,684,000, $2,538,000, $5,355,000,
  $4,019,000, $2,059,0001, $1,857,000, and $5,363,000, respectively.

  In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the six month period ended February 28, 1997 , Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $90,555, $62,626, $92,860, $120,586, $27,292, $97,937,
  $72,723, $147,990, $110,309, $47,988, $47,084 and $160,285, respectively.
  Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and authorized firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See Note
  5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $141,000, $192,000, $270,000, $243,000, $52,000, $151,000, $152,000, $255,000, $271,000, $113,000, $85,000,
  and $266,000 of CDSC paid by shareholders of Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, respectively, for the six month period ended February 28, 1997.

EV Marathon Municipals Funds as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended February 28, 1997 were as follows:

  Marathon Alabama Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    2,148,201
  Decreases                                                          8,898,466

  Marathon Arkansas Fund
  ------------------------------------------------------------------------------
  Increases                                                     $      855,097
  Decreases                                                          9,401,851

  Marathon Georgia Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    2,304,830
  Decreases                                                         15,194,962

  Marathon Kentucky Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    2,343,218
  Decreases                                                         14,375,297

  Marathon Louisiana Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    1,081,216
  Decreases                                                          3,041,306

  Marathon Maryland Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    3,058,955
  Decreases                                                          9,414,689

  Marathon Missouri Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    1,162,157
  Decreases                                                          9,062,551

  Marathon North Carolina Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    2,689,320
  Decreases                                                         17,469,596

  Marathon Oregon Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    3,363,896
  Decreases                                                         15,537,618

  Marathon South Carolina Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    1,637,063
  Decreases                                                          5,981,588

  Marathon Tennessee Fund
  ------------------------------------------------------------------------------
  Increases                                                     $    1,231,246
  Decreases                                                          5,153,173

  Marathon Virginia Fund
  ------------------------------------------------------------------------------
  Increases                                                     $   3,811,803
  Decreases                                                        18,688,417

Alabama Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------   Principal
                       Amount
           Standard    (000
Moody's    & Poor's    omitted)   Security                     Value
--------------------------------------------------------------------------------
Electric Utilities -- 0.7%
--------------------------------------------------------------------------------
 Baa1      BBB+        $  500     Puerto Rico Electric Power
                                  Authority, 6.38%, 7/1/24     $     528,775

 Baa1      BBB+           180     Puerto Rico Electric Power
                                  Authority, 7.00%, 7/1/07           193,543
--------------------------------------------------------------------------------
                                                               $     722,318
--------------------------------------------------------------------------------

Escrowed/Prerefunded -- 4.8%
--------------------------------------------------------------------------------
 NR        BBB         $  350     Gadsen East, AL Medical
                                  Clinic Board (Baptist
                                  Hospital), 7.60%, 11/1/08    $     400,379

 NR        BBB          2,000     Gadsen East, AL Medical
                                  Clinic Board (Baptist
                                  Hospital), 7.80%, 11/1/21        2,304,020

 A         A-             255     Montgomery, AL (Jackson
                                  Hospital), 7.00%, 3/1/15           278,289

 Baa1      BBB+           320     Puerto Rico Electric Power
                                  Authority, 7.00%, 7/1/07           345,347

 A1        NR           1,600     University of Alabama
                                  Birmingham Medical and
                                  Educational Foundation
                                  Housing, 7.00%, 12/1/19          1,747,488
--------------------------------------------------------------------------------
                                                               $   5,075,523
--------------------------------------------------------------------------------

General Obligations -- 0.6%
--------------------------------------------------------------------------------
 A1        AA          $  650     Birmingham, AL U.T.G.O.,
                                  5.75%, 6/1/16                $     656,708
--------------------------------------------------------------------------------
                                                               $     656,708
--------------------------------------------------------------------------------

Hospitals -- 12.8%
--------------------------------------------------------------------------------
 Aa        AA          $1,250     Alabama Special Care
                                  (Daughters of Charity),
                                  5.00%, 11/1/25               $   1,126,213

 NR        BBB          3,000     Alexander City, AL Special
                                  Care (Russell Hospital),
                                  6.00%, 12/1/22                   2,902,380

 Baa       BBB-         1,000     Baldwin County, AL (Thomas
                                  Hospital), 6.75%, 4/1/21         1,034,240

 Baa3      NR           1,000     Cullman, AL Medical Clinic
                                  Board (Cullman Regional
                                  Medical Center), 6.50%,
                                  2/15/23                          1,007,680

 Baa1      NR           3,550     Jasper, AL Medical Clinic
                                  Board (Walker Regional
                                  Medical Center), 6.38%,
                                  7/1/18/(1)/                      3,578,542

 Baa1      NR           1,000     Jasper, AL Medical Clinic
                                  Board (Walker Regional
                                  Medical Center), 6.40%,
                                  7/1/11                           1,015,370
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
 Baa-3     BBB         $2,000     Marshall, AL
                                  (Boaz-Albertville Medical
                                  Center), 7.00%, 1/1/20       $   2,106,240

 A         A-             745     Montgomery, AL Medical
                                  Clinic Board (Jackson
                                  Hospital), 7.00%, 3/1/15           789,506
--------------------------------------------------------------------------------
                                                               $  13,560,171
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution Control Revenue -- 13.3%
--------------------------------------------------------------------------------
 A2        NR          $1,000     Commonwealth of Puerto
                                  Rico Industrial Medical
                                  and Environmental
                                  Pollution Control Facility
                                  Finance Authority
                                  (American Home Products),
                                  5.10%, 12/1/18               $     925,050

 Baa3      BB+          1,000     Commonwealth of Puerto
                                  Rico Port Authority
                                  (American Airlines),
                                  (AMT), 6.30%, 6/1/23             1,023,570

 Baa1      BBB          1,200     Courtland, AL (Champion
                                  International
                                  Corporation), 7.20%,
                                  12/1/13                          1,305,576

 Baa1      BBB          2,000     Courtland, AL (Champion
                                  International Corporation)
                                  (AMT), 6.50%, 9/1/25             2,024,880

 Baa1      BBB            800     Courtland, AL (Champion
                                  International Corporation)
                                  (AMT), 7.00%, 6/1/22               840,520

 Baa3      BBB-         2,000     Mobile, AL (Mobile
                                  Energy), 6.95%, 1/1/20           2,126,620

 Baa3      BB+          2,780     Puerto Rico Port Authority
                                  (American Airlines),
                                  (AMT), 6.25%, 6/1/26             2,862,816

 A3        A-           1,000     Selma, AL Solid Waste
                                  Disposal (AMT), 6.00%,
                                  12/1/17                            990,180

 A2        A+           2,000     Tallahassee, AL (United
                                  Tech), 6.10%, 8/1/14             2,072,100
--------------------------------------------------------------------------------
                                                               $  14,171,312
--------------------------------------------------------------------------------

Insured Education -- 8.0%
--------------------------------------------------------------------------------
 Aaa       AAA         $1,000     Alabama A&M University
                                  (MBIA), 6.38%, 11/1/09       $   1,075,800

 Aaa       AAA          1,000     Alabama State University
                                  Tuition and Fee (MBIA),
                                  5.80%, 12/1/20                   1,013,880

 Aaa       AAA          4,000     University of Alabama
                                  Student Housing (MBIA),
                                  5.00%, 6/1/16                    3,752,640

 Aaa       AAA          2,770     University of South
                                  Alabama Tuition (AMBAC),
                                  5.00%, 11/15/15                  2,632,470
--------------------------------------------------------------------------------
                                                               $   8,474,790
--------------------------------------------------------------------------------

                       See notes to financial statements

Alabama Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                      Value
--------------------------------------------------------------------------------
Insured Electric Utilities -- 9.9%
--------------------------------------------------------------------------------
 Aaa       AAA        $1,500     Athens, AL Electric
                                 (MBIA), 6.00%, 6/1/25        $   1,551,510

 Aaa       AAA         2,000     Columbia, AL (AL Power)
                                 (AMBAC), 6.50%, 9/1/23           2,116,180

 Aaa       AAA           250     Commonwealth of Puerto
                                 Rico Electric Power
                                 Authority STRIPES (FSA),
                                 Variable, 7/1/03/(2)/              276,250

 Aaa       AAA         2,500     Dekalb and Cherokee
                                 County, AL Gas District
                                 (AMBAC), 5.50%, 3/1/21           2,449,425

 Aaa       AAA         2,000     Tuskegee, AL Utilities
                                 Board (AMBAC), 5.50%,
                                 2/1/22                           1,948,320

 Aaa       AAA         2,000     Wilsonville, AL Pollution
                                 Control Board (MBIA),
                                 6.75%, 2/1/15                    2,160,280
--------------------------------------------------------------------------------
                                                              $  10,501,965
--------------------------------------------------------------------------------

Insured General Obligations -- 8.4%
--------------------------------------------------------------------------------
 Aaa       AAA        $  250     Fairfield City, AL
                                 (AMBAC), 6.30%, 6/1/22       $     265,728

 Aaa       AAA         1,400     Greenville, AL (AMBAC),
                                 5.25%, 12/1/21                   1,330,168

 Aaa       AAA         2,065     Hoover, AL (AMBAC), 5.00%,
                                 3/1/20                           1,887,142

 Aaa       AAA         3,250     Madison, AL School
                                 Warrants (MBIA), 6.00%,
                                 2/1/24                           3,352,830

 Aaa       AAA         1,535     North Port, AL (AMBAC),
                                 5.70%, 3/1/21                    1,541,846

 Aaa       AAA           500     Troy City, AL (CAPG),
                                 6.60%, 6/1/12                      552,165
--------------------------------------------------------------------------------
                                                              $   8,929,879
--------------------------------------------------------------------------------

Insured Hospitals -- 5.1%
--------------------------------------------------------------------------------
 Aaa       AAA        $1,810     Bessemer, AL Medical
                                 Clinic Board (MBIA),
                                 6.00%, 5/15/19               $   1,846,091

 Aaa       AAA         2,000     Huntsville, AL Health Care
                                 Facilities (MBIA), 6.50%,
                                 6/1/13                           2,178,960

 Aaa       AAA         1,500     University of Alabama
                                 Hospital Revenue -
                                 Birmingham (MBIA), 5.00%,
                                 10/1/14                          1,428,240
--------------------------------------------------------------------------------
                                                              $   5,453,291
--------------------------------------------------------------------------------

Insured Miscellaneous -- 4.9%
--------------------------------------------------------------------------------
 Aaa       AAA        $4,500     Alabama State Docks
                                 Department (MBIA) (AMT),
                                 6.30%, 10/1/21               $   4,705,064

 Aaa       AAA        $1,825     Birmingham Jefferson, AL
                                 Civic Center Authority
                                 (MBIA), 0%, 9/1/18           $     542,919
--------------------------------------------------------------------------------
                                                              $   5,247,983
--------------------------------------------------------------------------------

Insured Solid Waste -- 4.4%
--------------------------------------------------------------------------------
 Aaa       AAA        $  350     Huntsville, AL Solid Waste
                                 Disposal (FGIC) (AMT),
                                 7.00%, 10/1/08               $     378,774

 Aaa       AAA         4,000     Huntsville, AL Solid Waste
                                 Disposal (FGIC) (AMT),
                                 7.00%, 10/1/14                   4,322,000
--------------------------------------------------------------------------------
                                                              $   4,700,774
--------------------------------------------------------------------------------

Insured Transportation -- 1.3%
--------------------------------------------------------------------------------
 Aaa       AAA        $1,500     Huntsville-Madison County
                                 Airport, AL (AMT) (MBIA),
                                 5.40%, 7/1/19/(3)/           $   1,424,370
--------------------------------------------------------------------------------
                                                              $   1,424,370
--------------------------------------------------------------------------------

Insured Water and Sewer -- 20.6%
--------------------------------------------------------------------------------
 Aaa       AAA        $1,500     Alabama Water Pollution
                                 Control Authority (AMBAC),
                                 5.00%, 8/15/15               $   1,402,125

 Aaa       AAA         2,000     Bessemer, AL Water
                                 (AMBAC), 5.75%, 7/1/26           2,015,580

 Aaa       AAA         2,000     Chilton, AL Water
                                 Authority (AMBAC), 5.50%,
                                 4/1/21                           1,959,380

 Aaa       AAA         1,000     Fort Payne, AL Waterworks
                                 Board (MBIA), 5.25%, 7/1/26        946,350

 Aaa       AAA         2,500     Jefferson County, AL Sewer
                                 Revenue (FGIC), 5.38%,
                                 2/1/27                           2,392,475

 Aaa       AAA         3,075     Prichard, AL Water and
                                 Sewer (AMBAC), 6.13%,
                                 11/15/14                         3,242,680

 Aaa       AAA         1,400     Satsuma, AL Waterworks and
                                 Sewer (MBIA), 6.00%, 7/1/25      1,448,384

 Aaa       AAA         6,000     Scottsboro, AL Water,
                                 Sewer and Gas (AMBAC),
                                 6.50%, 12/1/14/(4)/              6,554,399

 Aaa       AAA           750     West Morgan-East Lawrence,
                                 AL Water Authority (FGIC),
                                 6.00%, 5/1/22                      762,495

 Aaa       AAA         1,000     West Morgan-East Lawrence,
                                 AL Water Authority (FSA),
                                 6.85%, 8/15/25                   1,152,330
--------------------------------------------------------------------------------
                                                              $  21,876,198
--------------------------------------------------------------------------------

                        See notes to financial statements

Alabama Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                      Value
--------------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.5%
--------------------------------------------------------------------------------
 NR        BBB        $  500     Puerto Rico (Guaynabo
                                 Municipal Government
                                 Center Lease), 5.63%,
                                 7/1/22                        $    472,280
--------------------------------------------------------------------------------
                                                               $    472,280
--------------------------------------------------------------------------------

Miscellaneous -- 0.1%
--------------------------------------------------------------------------------
 NR        A          $  100     Tennessee Valley, AL
                                 Exhibit Commission, 6.70%,
                                 6/1/10                        $    109,869
--------------------------------------------------------------------------------
                                                               $    109,869
--------------------------------------------------------------------------------

Nursing Homes -- 0.9%
--------------------------------------------------------------------------------
 NR        NR         $  325     Fairhope, AL Midtown
                                 Medical Clinic Board
                                 (Beverly Enterprises),
                                 6.38%, 6/1/09                 $    319,491

 NR        NR            670     Mobile, AL Midtown Medical
                                 Clinic Board (Beverly
                                 Enterprises), 7.00%, 4/1/07        677,759
--------------------------------------------------------------------------------
                                                               $    997,250
--------------------------------------------------------------------------------

Special Tax Revenue -- 0.3%
--------------------------------------------------------------------------------
 NR        NR         $  250     Virgin Islands Public
                                 Finance Authority, 7.25%,
                                 10/1/18                       $    270,778
--------------------------------------------------------------------------------
                                                               $    270,778
--------------------------------------------------------------------------------

Transportation -- 2.0%
--------------------------------------------------------------------------------
 NR        BBB        $2,000     Guam Airport Authority
                                 (AMT), 6.70%, 10/1/23         $  2,070,400
--------------------------------------------------------------------------------
                                                               $  2,070,400
--------------------------------------------------------------------------------

Water and Sewer -- 1.4%
--------------------------------------------------------------------------------
 NR        NR         $1,500     Moulton City, AL Water,
                                 6.30%, 1/1/18                 $  1,513,215
--------------------------------------------------------------------------------
                                                               $  1,513,215
--------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
    (identified cost $100,675,836)                             $106,229,074
--------------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ When issued security.

/(4)/ Security has been segregated to cover when-issued securities.

         AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 62.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 27.6% of total investments.


                       See notes to financial statements

Arkansas Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%




Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)    Security                   Value
--------------------------------------------------------------------------
Colleges and Universities -- 3.0%
 NR        A+       $2,000     Conway, AR Public
                               Facilities Board Capital
                               Improvement (Hendrix
                               College), 6.00%, 10/1/26      $  2,038,560
--------------------------------------------------------------------------
                                                             $  2,038,560
--------------------------------------------------------------------------

Electric Utilities -- 8.7%
--------------------------------------------------------------------------
 A         NR       $1,750     Conway, AR Electric,
                               5.70%, 8/1/09                 $  1,785,665

 NR        BBB       1,250     Guam Power Authority,
                               5.25%, 10/1/23                   1,110,238

 Baa2      BBB       1,000     Independence, AR Pollution
                               Control (AR Power and
                               Light), 6.25%, 1/1/21           1,017,370

 Baa2      BBB-        750     Jefferson, AR Pollution
                               Control (AR Power and
                               Light), 6.13%, 10/1/07            750,090

 Baa2      BBB         550     Jefferson, AR Pollution
                               Control (AR Power and
                               Light), 6.30%, 6/1/18             565,422

 Baa2      BBB         500     Pope County, AR Pollution
                               Control (AR Power and
                               Light), 6.30%, 12/1/16            514,020

 Baa1      BBB+        500     Puerto Rico Electric Power
                               Authority, 0%, 7/1/17             156,085
--------------------------------------------------------------------------
                                                             $ 5,898,890
--------------------------------------------------------------------------


Escrowed / Prerefunded -- 1.7%
--------------------------------------------------------------------------
 Aaa       AAA      $  500     Arkansas Development
                               Finance Authority
                               Wastewater System (MBIA),
                               7.00%, 6/1/14                 $   554,605

 Aaa       AAA         500     Harrison, AR Residential
                               Housing Facility Board
                               Single Family Mortgage
                               (FGIC), 7.40%, 9/1/11             606,215
--------------------------------------------------------------------------
                                                             $ 1,160,820
--------------------------------------------------------------------------


General Obligations -- 3.2%
----------------------------------------------------------------
 Aa        AA       $1,000     Arkansas State Capital
                               Appreciation College, 0%,
                               6/1/14                        $   387,460

 Aa        AA          750     Arkansas State College
                               Savings, 0%, 6/1/13               309,443

 Aa        AA        2,750     Arkansas State College
                               Savings, 0%, 6/1/14             1,065,515

 Aa        AA        1,000     Arkansas State College
                               Savings, 0%, 6/1/14               387,460
--------------------------------------------------------------------------
                                                             $ 2,149,878
--------------------------------------------------------------------------



Hospitals -- 17.4%
--------------------------------------------------------------------------
 Aa        NR       $2,750     Arkansas Development
                               Finance Authority Health
                               Care Facilities (Sisters of
                               Mercy), 5.00%, 6/1/19         $ 2,562,807

 Baa       NR          700     Baxter, AR Hospital
                               Improvement, 7.25%, 9/1/07        750,057

 Baa       NR          750     Baxter, AR Hospital
                               Improvement, 7.50%, 9/1/21        804,353

 NR        A         1,000     Little Rock, AR Health
                               Facilities Board (Baptist
                               Medical Center-Parkway
                               Village), 7.00%, 10/1/17        1,077,000

 NR        A+        1,500     Little Rock, AR Health
                               Facilities Board Healthcare
                               (Baptist Medical Center),
                               5.50%, 9/1/15                   1,463,445

 NR        A+        1,125     Little Rock, AR Health
                               Facilities Board Hospital
                               (Baptist Medical Center),
                               6.80%, 11/1/05 /(2)/            1,263,994

 NR        BBB       1,500     Paragould, AR Hospital,
                               6.38%, 10/1/17                  1,523,850

 NR        A-        2,250     Pulaski County, AR
                               Hospitals (Children's
                               Hospital), 6.20%, 3/1/22        2,301,930
--------------------------------------------------------------------------
                                                             $11,747,436
--------------------------------------------------------------------------


Housing -- 10.2%
--------------------------------------------------------------------------
 A         NR       $3,000     Arkansas Development
                               Finance Authority Compound
                               Accretion, 0%, 12/1/11        $ 1,012,500

 NR        AAA       1,295     Arkansas Development
                               Finance Authority Single
                               Family Mortgage (GNMA)
                               (AMT), 5.80%, 6/1/25            1,284,200

 NR        AAA       1,000     Arkansas Development
                               Finance Authority Single
                               Family Mortgage (GNMA)
                               (AMT), 7.45%, 1/1/27            1,086,010

 NR        AAA       3,395     Arkansas Development
                               Finance Authority Single
                               Family Mortgage (GNMA/FNMA)
                               (AMT), 6.70%, 7/1/27            3,515,725
--------------------------------------------------------------------------
                                                             $ 6,898,435
--------------------------------------------------------------------------


Industrial Development Revenue / Pollution
Control Revenue -- 17.5%
--------------------------------------------------------------------------
 NR        A-       $  750     Arkansas State Development
                               Finance Authority Economic
                               Development, 6.00%, 10/1/11   $   761,693

 Baa2      BBB       2,350     Baxter, AR (Aeroquip
                               Corporation), 5.80%, 10/1/13    2,360,317

                        See notes to financial statements

Arkansas Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000
Moody's  & Poor's   omitted)   Security                      Value
--------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control
Revenue (continued)
--------------------------------------------------------------------------
 A1        AA-      $2,500     Blytheville, AR Solid Waste
                               Recycling and Sewer
                               Treatment (Nucor
                               Corporation) (AMT), 6.90%,
                               12/1/21                       $ 2,663,649

 A2        NR          750     Commonwealth of Puerto Rico
                               Industrial Medical and
                               Environmental Pollution
                               Control Facility Finance
                               Authority (American Home
                               Products), 5.10%, 12/1/18         693,788

 Baa3      BB+       2,740     Commonwealth of Puerto Rico
                               Port Authority (American
                               Airlines), (AMT), 6.30%,
                               6/1/23                          2,804,581

 A3        A-          735     Gurdon, AR Pollution
                               Control (International
                               Paper), 5.75%, 2/1/08             735,044

 A1        AA-       1,000     Jonesboro, AR
                               (Anheuser-Busch), 6.50%,
                               11/15/12                        1,066,410

 A3        A-          775     Pine Bluff, AR Solid Waste
                               Disposal (International
                               Paper) (AMT), 5.55%, 10/1/17      744,380
--------------------------------------------------------------------------
                                                             $11,829,862
--------------------------------------------------------------------------


Insured Education -- 0.8%
--------------------------------------------------------------------------
 Aaa       AAA      $  500     University of Central
                               Arkansas (AMBAC), 6.13%,
                               4/1/26                        $   527,150
--------------------------------------------------------------------------
                                                             $   527,150
--------------------------------------------------------------------------


Insured Electric Utilities -- 8.5%
--------------------------------------------------------------------------
 Aaa       AAA      $  450     Commonwealth of Puerto Rico
                               Electric Power Authority
                               STRIPES (FSA), Variable,
                               7/1/03/(1)/                   $   497,250

 Aaa       AAA         250     North Little Rock, AR
                               Electric System (MBIA),
                               6.50%, 7/1/10                     283,425

 Aaa       AAA       3,390     North Little Rock, AR
                               Electric System (MBIA),
                               6.50%, 7/1/15                   3,856,734

 Aaa       AAA       1,000     West Memphis, AR Public
                               Utilities System (MBIA),
                               6.60%, 1/1/09                   1,108,390
--------------------------------------------------------------------------
                                                             $ 5,745,799
--------------------------------------------------------------------------


Insured General Obligations -- 1.7%
--------------------------------------------------------------------------
 Aaa       AAA      $  750     Lincoln, AR School District
                               (MBIA), 5.00%, 2/1/18         $   702,368

 Aaa       AAA         500     Springdale, AR School
                               District (AMBAC), 5.13%,
                               6/1/16                            474,160
--------------------------------------------------------------------------
                                                             $ 1,176,528
--------------------------------------------------------------------------



Insured Hospitals -- 5.3%
--------------------------------------------------------------------------
 Aaa       AAA      $2,610     Jonesboro, AR Residential
                               Housing and Health Care
                               Facilities Board Hospital
                               (Saint Bernard Regional
                               Medical Center) (AMBAC),
                               5.90%, 7/1/16                 $ 2,671,543

 Aaa       AAA         400     Saline County, AR
                               Retirement Housing and
                               Healthcare Facilities Board
                               (Evan Lutheran Good
                               Samaritan) (AMBAC), 5.80%,
                               6/1/11                            413,552

 Aaa       AAA         500     Saline County, AR
                               Retirement Housing and
                               Healthcare Facilities Board
                               (Evan Lutheran Good
                               Samaritan) (AMBAC), 6.00%,
                               6/1/18                            513,530
--------------------------------------------------------------------------
                                                             $ 3,598,625
--------------------------------------------------------------------------


Insured Transportation -- 0.8%
--------------------------------------------------------------------------
 Aaa       AAA      $  500     Little Rock, AR Municipal
                               Airport (MBIA), 6.00%,
                               11/1/14                       $   515,805
--------------------------------------------------------------------------
                                                             $   515,805
--------------------------------------------------------------------------


Insured Water and Sewer -- 5.8%
--------------------------------------------------------------------------
 Aaa       AAA      $2,000     Arkansas Development
                               Finance Authority
                               Wastewater System (MBIA),
                               5.00%, 6/1/15                 $ 1,902,120

 Aaa       AAA       1,250     Arkansas Development
                               Finance Authority
                               Wastewater System (MBIA),
                               5.40%, 12/1/15                  1,240,138

 Aaa       AAA         300     Beaver, AR Water District
                               (MBIA), 5.85%, 11/15/08           314,895

 Aaa       AAA         500     Jonesboro, AR Water and
                               Light (AMBAC), 5.25%,
                               12/1/13                           491,485
--------------------------------------------------------------------------
                                                             $ 3,948,638
--------------------------------------------------------------------------


Lease Revenue /
Certificates of Participation -- 0.3%
--------------------------------------------------------------------------
 NR        BBB      $  250     Puerto Rico (Guaynabo
                               Municipal Government Center
                               Lease), 5.63%, 7/1/22         $   236,140
--------------------------------------------------------------------------
                                                             $   236,140
--------------------------------------------------------------------------


Pooled Loans -- 2.5%
--------------------------------------------------------------------------
 A         NR       $1,000     Arkansas State Student Loan
                               Authority (AMT), 6.25%,
                               6/1/10                        $ 1,020,650

 A         NR          610     Arkansas State Student Loan
                               Authority (AMT), 7.25%,
                               6/1/09                            667,371
--------------------------------------------------------------------------
                                                             $ 1,688,021
--------------------------------------------------------------------------

                       See notes to financial statements

Arkansas Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D





Ratings (Unaudited)
-------------------- Principal
                     Amount
           Standard  (000
Moody's    & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------
Special Tax Revenue -- 4.8%
--------------------------------------------------------------------------
 A         NR       $2,000     Little Rock, AR Hotel and
                               Restaurant Gross Receipts
                               Tax, 7.38%, 8/1/15            $ 2,403,360

 NR        NR          750     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                           812,333
--------------------------------------------------------------------------
                                                             $ 3,215,693
--------------------------------------------------------------------------


Water and Sewer -- 7.8%
--------------------------------------------------------------------------
 NR        NR       $1,250     Cross, AR Rural Water,
                               5.75%, 4/1/18                 $ 1,246,900

 A1        NR        2,500     Little Rock, AR Sewer,
                               5.50%, 8/1/14                   2,501,750

 NR        NR        1,500     South Sebastian County, AR
                               Water Users Association,
                               6.15%, 6/1/23                   1,532,190
--------------------------------------------------------------------------
                                                             $ 5,280,840
--------------------------------------------------------------------------


Total Tax Exempt Investments -- 100.0%
    (identified cost $65,038,418)                            $67,657,120
--------------------------------------------------------------------------

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 22.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.7% to 15.5% of total investments.

                       See notes to financial statements

Georgia Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
--------------------   Principal
                       Amount
           Standard    (000
Moody's    & Poor's    omitted)    Security                     Value
--------------------------------------------------------------------------------

Electric Utilities -- 12.9%
--------------------------------------------------------------------------------
 A1        A           $ 2,000     Burke County, Development
                                   Authority Pollution Control
                                   (Georgia Power), 6.38%,
                                   8/1/24                        $ 2,048,820

 A         A             1,000     Georgia Municipal Electric
                                   Power Authority, 0%, 1/1/12       425,560

 A         A             2,000     Georgia Municipal Electric
                                   Power Authority, 8.25%,
                                   1/1/11                          2,522,260

 A1        A+            1,000     Monroe County, Development
                                   Authority Pollution Control
                                   (Gulf Power Scherer),
                                   6.30%, 9/1/24                   1,024,430

 A3        A+            1,000     Monroe County, Development
                                   Authority Pollution Control
                                   (Ogelthorpe Power), 6.70%,
                                   1/1/09                          1,124,690

 A3        A+            1,000     Monroe County, Development
                                   Authority Pollution Control
                                   (Ogelthorpe Power), 6.80%,
                                   1/1/12                          1,133,900

 A3        A+            4,000     Monroe County, Development
                                   Authority Pollution Control
                                   (Ogelthorpe Power), 6.55%,
                                   1/1/06                          4,387,440

 Baa1      BBB+            665     Puerto Rico Electric Power
                                   Authority, 0%, 7/1/17             207,593
--------------------------------------------------------------------------------
                                                                 $12,874,693
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.1%
--------------------------------------------------------------------------------
 Aaa       AAA         $   305     Chatham County, Memorial
                                   Medical Center, (MBIA),
                                   6.85%, 1/1/21                 $   336,799

 Aaa       AAA             675     Chatham County, Memorial
                                   Medical Center, (MBIA),
                                   7.00%, 1/1/21                     748,919
--------------------------------------------------------------------------------
                                                                 $ 1,085,718
--------------------------------------------------------------------------------

General Obligations -- 7.8%
--------------------------------------------------------------------------------
 Aa        AA-         $  300      City of Alpharetta, 6.50%,
                                   5/1/10/(1)/                   $   340,683

 Aa        AA           2,000      City of Atlanta, 6.13%,
                                   12/1/23                         2,087,840

 Baa1      A            1,875      Commonwealth of Puerto Rico
                                   Aqueduct and Sewer
                                   Authority, 5.00%, 7/1/19        1,702,500

 Baa1      A            1,000      Commonwealth of Puerto Rico
                                   Aqueduct and Sewer
                                   Authority, 6.25%, 7/1/12        1,092,750

 Aa1       AA+          1,480      Gwinnett County, Water and
                                   Sewer, 6.50%, 8/1/06            1,483,594

 A         A              450      Paulding County School
                                   District, 6.63%, 2/1/08           511,979

 Aaa       AA+         $  500      State of Georgia, 6.30%,
                                   3/1/08/(1)/                   $   560,595
--------------------------------------------------------------------------------
                                                                 $ 7,779,941
--------------------------------------------------------------------------------

Hospitals -- 12.5%
--------------------------------------------------------------------------------
 A2        NR         $ 4,500      City of Savannah (Saint
                                   Josephs Hospital Project),
                                   6.20%, 7/1/23                 $ 4,556,475

 Baa1      NR           3,500      Fulco County, Georgia
                                   Baptist Health, 6.38%,
                                   9/1/22                          3,552,640

 NR        BBB          1,785      Toombs County, GA (Dr. John
                                   M. Meadows Memorial),
                                   7.00%, 12/1/17                  1,861,077

 NR        BBB+         2,450      Tri City Hospital
                                   Authority, 6.38%, 7/1/16        2,452,867
--------------------------------------------------------------------------------
                                                                 $12,423,059
--------------------------------------------------------------------------------

Housing -- 11.4%
--------------------------------------------------------------------------------
 Aa        NR         $ 1,450      Georgia Housing and Finance
                                   Authority, (AMT), 6.88%,
                                   12/1/20                       $ 1,509,755

 Aa        AA+          3,985      Georgia Housing and Finance
                                   Authority, Single Family
                                   Mortgage, (AMT), 6.55%,
                                   12/1/27                         4,114,831

 Aa        AA+          2,395      Georgia Housing and Finance
                                   Authority, Single Family
                                   Mortgage, (AMT), 6.70%,
                                   12/1/25                         2,488,764

 Aa        AA+          1,500      Georgia Housing and Finance
                                   Authority, Single Family
                                   Mortgage, (FHA), (AMT),
                                   7.05%, 12/1/20                  1,587,615

 Aa        AA+          1,555      Georgia Housing and Finance
                                   Authority, Single Family
                                   Mortgage, (FHA), (AMT),
                                   7.12%, 12/1/26                  1,632,221
--------------------------------------------------------------------------------
                                                                 $11,333,186
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 9.4%
--------------------------------------------------------------------------------
 A1        AA-        $ 1,000      Cartersville Development
                                   Authority,
                                   (Anheuser-Busch), (AMT),
                                   7.38%, 5/1/09                 $ 1,175,140

 A2        NR           1,245      Commonwealth of Puerto Rico
                                   Industrial Medical and
                                   Environmental Pollution
                                   Control Facility Finance
                                   Authority (American Home
                                   Products), 5.10%, 12/1/18       1,151,687

 Baa3      BB+       2,250         Commonwealth of Puerto Rico
                                   Port Authority (American
                                   Airlines) (AMT), 6.25%,
                                   6/1/26                          2,317,028


                       See notes to financial statements

Georgia Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D




Ratings (Unaudited)
--------------------   Principal
                       Amount
           Standard    (000
Moody's    & Poor's    omitted)     Security                     Value
--------------------------------------------------------------------------------
Industrial Development Revenue/
Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
 NR        AA-         $   500     Savannah Economic
                                   Development Authority
                                   (Hershey Foods), 6.60%,
                                   6/1/12                        $   541,255

 NR        NR            1,250     Savannah Economic
                                   Development Authority
                                   (Savannah Incorporated)
                                   (AMT), 9.00%, 1/1/15            1,333,550

 A1        A-              750     Savannah Economic
                                   Development Authority
                                   (Union Camp Corporation),
                                   6.80%, 2/1/12                     808,035

 NR        AA-           2,000     Vienna Water and Sewer
                                   (Cargill Project) (AMT),
                                   6.00%, 9/1/14                   2,065,440
--------------------------------------------------------------------------------
                                                                 $ 9,392,135
--------------------------------------------------------------------------------

Insured Electric Utilities -- 6.6%
--------------------------------------------------------------------------------
 Aaa       AAA         $   900     Commonwealth of Puerto Rico
                                   Electric Power Authority
                                   STRIPES (FSA), Variable,
                                   7/1/03/(2)/                   $   994,500

 Aaa       AAA           1,000     Cordele Public Utility
                                   Authority, (MBIA), 6.50%,
                                   11/1/19                         1,091,810

 Aaa       AAA             750     Georgia Municipal Electric
                                   Power Authority (BIGI), 0%,
                                   1/1/07                            459,090

 Aaa       AAA           1,000     Georgia Municipal Electric
                                   Power Authority (FGIC),
                                   5.50%, 1/1/12                   1,011,570

 Aaa       AAA           3,000     Georgia Municipal Electric
                                   Power Authority, (MBIA),
                                   5.50%, 1/1/20                   2,990,100
--------------------------------------------------------------------------------
                                                                 $ 6,547,070
--------------------------------------------------------------------------------

Insured General Obligations -- 0.5%
--------------------------------------------------------------------------------
 NR        AAA         $   500     Commonwealth of Puerto
                                   Rico, Public Improvement
                                   Bonds, (AMBAC), Variable,     $   518,750
                                   7/1/15/(2)/
--------------------------------------------------------------------------------
                                                                 $   518,750
--------------------------------------------------------------------------------

Insured Hospitals -- 18.4%
--------------------------------------------------------------------------------
 Aaa       AAA         $ 1,000     Chatham County (MBIA),
                                   5.50%, 1/1/21                 $   970,850

 Aaa       AAA           1,000     Clarke County, Hospital
                                   Authority (MBIA), 5.00%,
                                   1/1/27                            904,700

 Aaa       AAA           1,300     Cobb County, Hospital
                                   Authority, Kennestone
                                   Hospital, (MBIA), 5.00%,
                                   4/1/24                          1,170,975

 Aaa       AAA           2,000     Fulco County, Northside,
                                   (MBIA), 5.13%, 10/1/16          1,879,820

 Aaa       AAA           2,225     Gainsville and Hall County,
                                   (North East Healthcare),
                                   (MBIA), 6.00%, 10/1/25          2,276,509

 Aaa       AAA           1,500     Gwinnett County, Gwinnett
                                   Hospital, (AMBAC), 5.00%,
                                   9/1/13                          1,425,555

 Aaa       AAA           2,000     Liberty County (MBIA),
                                   5.25%, 8/1/21                   1,885,800

 Aaa       AAA           2,500     Macon-Bibb County, Medical
                                   Center of Central Georgia,
                                   (FGIC), 5.00%, 8/1/14           2,367,625

 Aaa       AAA           1,500     Medical Center Hospital
                                   Authority Floats (MBIA),
                                   Variable, 8/1/10/(2)/           1,708,125

 Aaa       AAA           2,000     Medical Center, Columbus
                                   Regional Healthcare,
                                   (MBIA), 6.40%, 8/1/06           2,176,560

 Aaa       AAA           1,375     Walker, Dade and Catoosa
                                   Counties Hospital, (FGIC),
                                   7.00%, 10/1/10                  1,521,878
--------------------------------------------------------------------------------
                                                                 $18,288,397
--------------------------------------------------------------------------------

Insured Lease Revenue / Certificates of
Participation -- 1.1%
--------------------------------------------------------------------------------
 Aaa       AAA         $ 1,000     East Point Building
                                   Authority, (FGIC), 6.00%,
                                   2/1/10                        $ 1,055,400
--------------------------------------------------------------------------------
                                                                 $ 1,055,400
--------------------------------------------------------------------------------

Insured Special Tax Revenue -- 4.1%
--------------------------------------------------------------------------------
 Aaa       AAA         $ 1,000     City of Atlanta and Fulton
                                   County, Recreation
                                   Authority (MBIA), 5.38%,
                                   12/1/26                       $   961,200

 Aaa       AAA           1,000     Metropolitan Atlanta Rapid
                                   Transit Authority, (AMBAC),
                                   5.13%, 7/1/19                     933,160

 Aaa       AAA           1,000     Metropolitan Atlanta Rapid
                                   Transit Authority, (AMBAC),
                                   6.25%, 7/1/11                   1,104,600

 Aaa       AAA           1,000     Metropolitan Atlanta Rapid
                                   Transit Authority, (AMBAC),
                                   6.25%, 7/1/20                   1,097,140
--------------------------------------------------------------------------------
                                                                 $ 4,096,100
--------------------------------------------------------------------------------

Insured Water and Sewer -- 4.7%
--------------------------------------------------------------------------------
 Aaa       AAA         $ 1,975     Cherokee County, Water and
                                   Sewer Authority (MBIA),
                                   6.88%, 8/1/13                 $ 2,179,808

 Aaa       AAA           2,700     City of Atlanta, Water and
                                   Sewer (FGIC), 5.00%, 1/1/15     2,554,929
--------------------------------------------------------------------------------
                                                                 $ 4,734,737
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 1.1%
--------------------------------------------------------------------------------
 Aa        AA          $ 2,300     Fulton County, Building
                                   Authority, Judicial Center,
                                   0%, 1/1/10                    $ 1,153,036
--------------------------------------------------------------------------------
                                                                 $ 1,153,036
--------------------------------------------------------------------------------

                        See notes to financial statements

Georgia Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D





Ratings (Unaudited)
--------------------   Principal
                       Amount
           Standard    (000
Moody's    & Poor's    omitted)     Security                     Value
--------------------------------------------------------------------------------

Life Care -- 1.6%
--------------------------------------------------------------------------------
 NR        NR          $  1,500    De Kalb County, Private
                                   Hospital Authority (Atlanta
                                   Incorporated), 8.50%, 3/1/25  $ 1,561,770
--------------------------------------------------------------------------------
                                                                 $ 1,561,770
--------------------------------------------------------------------------------

Miscellaneous -- 1.0%
--------------------------------------------------------------------------------
 NR        NR          $  1,000    City of Atlanta, Downtown
                                   Development Authority
                                   Childcare Facilities
                                   (Central Atlanta
                                   Hospitality Childcare,
                                   Incorporated), 8.00%, 1/1/26  $  979,240
--------------------------------------------------------------------------------
                                                                 $  979,240
--------------------------------------------------------------------------------

Solid Waste -- 1.1%
--------------------------------------------------------------------------------
 A1        A+             1,000    Savannah Resource Recovery
                                   (Savannah Energy Systems
                                   Company), 6.30%, 12/1/06      $ 1,055,310
--------------------------------------------------------------------------------
                                                                 $ 1,055,310
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.7%
--------------------------------------------------------------------------------
 Baa1      A           $  2,250    Commonwealth of Puerto Rico
                                   Highway and Transportation
                                   Authority, 5.00%, 7/1/36      $ 1,999,013

 Baa1      A              1,250    Commonwealth of Puerto Rico
                                   Highway and Transportation
                                   Authority, 5.50%, 7/1/36        1,200,450

 NR        NR             1,400    Virgin Islands Public
                                   Finance Authority, 7.25%,
                                   10/1/18                         1,516,354
--------------------------------------------------------------------------------
                                                                 $ 4,715,817
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $94,112,523)                                $99,594,359
--------------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 35.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.0% to 19.9% of total investments.

                       See notes to financial statements

Kentucky Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                    Value
-----------------------------------------------------------------------------
Education -- 2.7%
-----------------------------------------------------------------------------
 A1        AA-      $  500     University of Kentucky
                               Consolidated Educational
                               Buildings, 6.40%, 5/1/09     $     533,405

 A1        AA-         785     University of Kentucky
                               Consolidated Educational
                               Buildings, 6.40%, 5/1/11           833,066

 A1        AA-       1,000     University of Louisville
                               Consolidated Educational
                               Buildings, 5.40%, 5/1/08         1,020,380

 A1        AA-       1,000     University of Louisville
                               Consolidated Educational
                               Buildings, 5.40%, 5/1/11         1,004,310

-----------------------------------------------------------------------------
                                                            $   3,391,161
-----------------------------------------------------------------------------

Electric Utilities -- 6.9%
-----------------------------------------------------------------------------
 Aa2       AA-      $3,450     Carroll County, KY
                               Collateralized Solid Waste
                               Disposal Facilities
                               (Kentucky Utilities
                               Company), 5.75%, 12/1/23     $   3,463,662

 NR        BBB         400     Guam Power Authority,
                               5.25%, 10/1/23                     355,276

 Aa2       AA-       1,000     Muhlenburg County, KY
                               Collateralized Pollution
                               Control, Utilities
                               Company, 6.25%, 2/1/18           1,048,340

 Baa1      BBB+      3,500     Puerto Rico Electric Power
                               Authority, 0%, 7/1/17            1,092,595

 Baa1      BBB+        500     Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/25           475,550

 Baa1      BBB+      2,250     Puerto Rico Electric Power
                               Authority, 6.38%, 7/1/24         2,379,488
-----------------------------------------------------------------------------
                                                            $   8,814,911
-----------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.1%
-----------------------------------------------------------------------------
 NR        NR       $  190     Kentucky Development
                               Finance Authority, Saint
                               Claire Medical Center,
                               7.12%, 9/1/21                $     212,015

 Aaa       NR          510     Lexington-Fayette County,
                               KY Government Public
                               Facilities, 6.40%, 4/1/12          562,622

 Aaa       AAA       4,155     Puerto Rico Highway and
                               Transportation Authority -
                               Highway Revenue, 6.63%,
                               7/1/18                           4,656,798

 Aaa       A         1,000     University of Puerto Rico
                               Revenue, 6.50%, 6/1/13           1,035,650
-----------------------------------------------------------------------------
                                                            $   6,467,085
-----------------------------------------------------------------------------

General Obligations -- 1.2%
-----------------------------------------------------------------------------
 Baa1      A        $  500     Commonwealth of Puerto
                               Rico, 5.40%, 7/1/25          $     474,625

 NR        A+        1,030     Kentucky League of Cities
                               Funding Trust Floating
                               Indebtedness Certificates
                               of Participation, 6.15%,
                               8/1/13                           1,082,468
-----------------------------------------------------------------------------
                                                            $   1,557,093
-----------------------------------------------------------------------------

Hospitals -- 0.9%
-----------------------------------------------------------------------------
 Baa1      BBB      $  975     Russell County, KY
                               Franciscan Sisters of the
                               Poor Health System, 8.10%,
                               7/1/15                       $   1,100,902
-----------------------------------------------------------------------------
                                                            $   1,100,902
-----------------------------------------------------------------------------

Housing -- 3.7%
-----------------------------------------------------------------------------
 NR        AAA      $1,470     Boone County, KY
                               Multifamily Housing
                               Mortgage, Walnut Creek
                               Apartments, (FHA), 7.00%,
                               1/1/27                       $   1,529,623

 Aaa       AAA       2,500     Kentucky Housing
                               Corporation, Multifamily
                               Mortgage, 6.30%, 1/1/28          2,540,250

 Aaa       AAA         680     Kentucky Housing
                               Corporation, Single Family
                               Mortgage, (FHA), (AMT),
                               7.45%, 1/1/23                      714,456
-----------------------------------------------------------------------------
                                                            $   4,784,329
-----------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 21.0%
-----------------------------------------------------------------------------
 Baa1      NR       $2,425     Ashland, KY Sewerage and
                               Solid Waste Disposal
                               (AMT), 7.12%, 2/1/22         $   2,627,197

 NR        NR        1,000     City of Elsmmere, KY,
                               6.75%, 4/1/10                    1,034,210

 A2        NR        1,190     Commonwealth of Puerto
                               Rico Industrial Medical
                               and Environmental
                               Pollution Control Facility
                               Finance Authority
                               (American Home Products),
                               5.10%, 12/1/18                   1,100,810

 Baa3      BB+         500     Commonwealth of Puerto
                               Rico Port Authority
                               (American Airlines),
                               (AMT), 6.30%, 6/1/23               511,785

 NR        NR        3,075     Fulton County, KY
                               Industrial Building,
                               H.I.S. - Chic Jeans,
                               (AMT), 7.50%, 2/1/10             3,146,186

 NR        A-        2,370     Hancock County, KY Soild
                               Waste Disposal
                               (Williamette Corporation)
                               (AMT), 6.60%, 5/1/26             2,459,681


                       See notes to financial statements

Kentucky Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                    Value
-----------------------------------------------------------------------------

Industrial Development Revenue/
Pollution Control Revenue (continued)
-----------------------------------------------------------------------------
 NR        NR       $1,500     Hancock County, KY Solid
                               Waste Disposal (Southwire
                               Company) (AMT), 7.75%,
                               7/1/26                       $   1,551,945

 Baa2      BBB-      3,000     Henderson County, KY Solid
                               Waste Disposal (MacMillan
                               Bloedel) (AMT), 7.00%,
                               3/1/25                           3,181,320

 Aa3       AA-       1,000     Jefferson County, KY
                               Pollution Control (E.I. du
                               Pont de Nemours), 6.30%,
                               7/1/12                           1,078,490

 Aa        NR        3,000     Kenton County, KY (FHA),
                               6.95%, 12/1/26/(4)/              3,249,810

 NR        BB-         985     Owensboro County, KY
                               (KMart Corporation),
                               6.80%, 12/1/07                     998,268

 NR        NR        1,500     Perry County, Solid Waste
                               Disposal (TJI International),
                               6.80%, 5/1/26                    1,547,685

 NR        BB-         915     Powderly, KY (KMart
                               Corporation), 6.90%, 3/1/07        932,257

 A1        A         2,820     Wickliffe, KY Solid Waste
                               Disposal (Westvaco
                               Corporation) (AMT), 6.38%,
                               4/1/26                           2,922,140

 Baa3      NR          500     Winchester County, KY
                               (Kroger Corporation),
                               6.90%, 7/1/01                      512,695
-----------------------------------------------------------------------------
                                                            $  26,854,479
-----------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 2.0%
-----------------------------------------------------------------------------
 Baa1      BBB      $2,355     Ashland, KY Solid Waste
                               Disposal (AMT), 7.20%,
                               10/1/20                      $   2,507,180
-----------------------------------------------------------------------------
                                                            $   2,507,180
-----------------------------------------------------------------------------

Insured Education -- 0.6%
-----------------------------------------------------------------------------
 Aaa       AAA      $  700     Northern, KY University
                               Educational Buildings
                               (AMBAC), 6.25%, 5/1/12       $     743,155
-----------------------------------------------------------------------------
                                                            $     743,155
-----------------------------------------------------------------------------

Insured Electric Utilities -- 2.0%
-----------------------------------------------------------------------------
 Aaa       AAA      $1,000     Boone County, KY Pollution
                               Control, (MBIA), 5.50%,
                               1/1/24/(1)/                  $     963,950

 Aaa       AAA       1,600     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               (MBIA), Variable,
                               1/16/15/(2)/                     1,548,000
-----------------------------------------------------------------------------
                                                            $   2,511,950
-----------------------------------------------------------------------------

Insured General Obligations -- 2.0%
-----------------------------------------------------------------------------
 Aaa       AAA      $1,695     Jefferson County, KY
                               School District Finance
                               Corporation, (FSA), 5.13%,
                               11/1/15                      $   1,639,302

 Aaa       AAA       1,000     Jefferson County, KY
                               School District Finance
                               Corporation, (MBIA),
                               4.88%, 1/1/13                      936,910
-----------------------------------------------------------------------------
                                                            $   2,576,212
-----------------------------------------------------------------------------

Insured Hospitals -- 10.3%
-----------------------------------------------------------------------------
 Aaa       AAA      $2,500     Daviess County, KY ODCH
                               Incorporated, (MBIA),
                               6.25%, 8/1/22/(4)/           $   2,630,800

 Aaa       AAA       2,500     Jefferson County, KY
                               Health Facilities (AMBAC),
                               6.50%, 5/1/15                    2,697,525

 Aaa       AAA       1,750     Jefferson County, KY
                               Health Facilities (AMBAC),
                               6.55%, 5/1/22                    1,892,205

 Aaa       AAA       4,000     Kentucky Development
                               Finance Authority (Saint
                               Luke's Hospital) (MBIA),
                               7.00%, 10/1/21                   4,420,280

 Aaa       AAA       1,750     Kentucky Economic
                               Development Finance
                               Authority (Baptist
                               Healthcare) (MBIA), 5.00%,
                               8/15/24                          1,579,830
-----------------------------------------------------------------------------
                                                            $  13,220,640
-----------------------------------------------------------------------------

Insured Transportation -- 5.9%
-----------------------------------------------------------------------------
 Aaa       AAA      $3,550     Kenton County, KY Airport,
                               6.30%, 3/1/15/(4)/           $   3,808,511

 Aaa       AAA       1,195     Kenton County, KY Airport
                               Revenue Board, (MBIA)
                               (AMT), 6.45%, 3/1/15/(3)/        1,220,454

 Aaa       AAA       1,000     Kenton County, KY
                               Cincinnati/Northern
                               Kentucky Airport, (FSA),
                               (AMT), 6.30%, 3/1/15             1,046,020

 Aaa       AAA       1,000     Kentucky Economic
                               Development Authority,
                               State Turnpike
                               Revitalization, (AMBAC),
                               5.50%, 7/1/11                    1,008,240

 Aaa       AAA       1,000     Kenton Economic
                               Development Authority,
                               State Turnpike
                               Revitalization, (FGIC),
                               0%, 7/1/10                         507,630
-----------------------------------------------------------------------------
                                                            $   7,590,855
-----------------------------------------------------------------------------

                       See notes to finacial statements

Kentucky Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                     Value
-----------------------------------------------------------------------------

Insured Water and Sewer -- 6.1%
-----------------------------------------------------------------------------
 Aaa       AAA      $2,000     Kenton County, KY Water
                               District Waterworks,
                               (FGIC), 6.00%, 2/1/17        $   2,092,400

 Aaa       AAA         800     Kenton County, KY Water
                               District Waterworks,
                               (FGIC), 6.38%, 2/1/17              858,800

 Aaa       AAA         500     Lexington-Fayette County,
                               KY Government Sewer
                               System, (MBIA), 6.38%,
                               7/1/12                             535,985

 Aaa       AAA       1,000     Louisville and Jefferson
                               County, KY Sewer District,
                               (AMBAC), 6.75%, 5/15/19          1,119,990

 Aaa       AAA       2,000     Louisville and Jefferson
                               County, KY Sewer District,
                               (AMBAC), 6.75%, 5/15/25          2,239,980

 Aaa       AAA       1,000     Louisville and Jefferson
                               County, KY Sewer District,
                               (FGIC), 5.20%, 5/15/26             940,660
-----------------------------------------------------------------------------
                                                            $   7,787,815
-----------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 19.0%
-----------------------------------------------------------------------------
 A         A        $1,300     Boone County, KY School
                               District, 6.75%, 9/1/11      $   1,423,968

 A1        A+        1,200     Fayette County, KY School
                               District Finance
                               Corporation, 5.38%, 1/1/15       1,183,668

 A1        A+        2,315     Fayette County, KY School
                               District Finance
                               Corporation, 5.38%, 1/1/17       2,267,820

 A1        A+        4,990     Jefferson County, KY
                               Capital Projects
                               Corporation, 0.00%, 8/15/15      1,696,301

 A1        A+          905     Jefferson County, KY
                               School District Finance
                               Corporation, 4.88%, 1/1/11         859,460

 A1        A+        1,250     Jefferson County, KY
                               School District Finance
                               Corporation, 4.88%, 1/1/12       1,179,225

 A         A         1,000     Jessamine County, KY
                               School District Finance
                               Corporation, 5.38%, 1/1/17         978,440

 A         A+        1,500     Kentucky State Property
                               and Buildings Commission,
                               5.00%, 9/1/13                    1,410,780

 A         A+        2,500     Kentucky State Property
                               and Buildings Commission,
                               6.00%, 9/1/14                    2,603,800

 A         A-        1,000     Louisville, KY Public
                               Property Corporation,
                               6.80%, 12/1/22                   1,098,510

 A         NR        1,000     Meade County, KY School
                               District, 5.70%, 7/1/15          1,014,020
-----------------------------------------------------------------------------

Lease Revenue/Certificates of
Participation (continued)
-----------------------------------------------------------------------------
 Aa        NR       $2,000     Mount Sterling, KY Lease,
                               6.15%, 3/1/13                $   2,036,000

 Aa        NR        4,500     Mount Sterling, KY Lease,
                               6.20%, 3/1/18                    4,592,339

 A         NR        2,000     Owensboro County, KY
                               Airport Lease, 5.88%,
                               6/1/15                           2,007,440
-----------------------------------------------------------------------------
                                                            $  24,351,771
-----------------------------------------------------------------------------

Life Care -- 0.8%
-----------------------------------------------------------------------------
 NR        A-       $1,000     Christian County, KY
                               Hospital, 6.00%, 7/1/17      $   1,015,110
-----------------------------------------------------------------------------
                                                            $   1,015,110
-----------------------------------------------------------------------------

Nursing Homes -- 0.7%
-----------------------------------------------------------------------------
 NR        NR       $  835     Jefferson County, KY
                               Health Facilities, Beverly
                               Enterprises, 9.75%, 8/1/07   $     914,910
-----------------------------------------------------------------------------
                                                            $     914,910
-----------------------------------------------------------------------------

Special Tax Revenue -- 0.4%
-----------------------------------------------------------------------------
 NR        NR       $  500     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                      $     541,555
-----------------------------------------------------------------------------
                                                            $     541,555
-----------------------------------------------------------------------------

Transportation -- 6.9%
-----------------------------------------------------------------------------
 NR        BBB      $3,000     Guam Airport Authority
                               (AMT), 6.70%, 10/1/23        $   3,105,600

 Baa3      BB+         500     Kenton County, KY  Airport
                               (Delta Airlines) (AMT),
                               7.50%, 2/1/20                      541,175

 Baa3      BB+       3,400     Kenton County, KY Airport
                               (Delta Airlines) (AMT),
                               6.13%, 2/1/22                    3,342,676

 Baa3      BB+       1,500     Kenton County, KY Airport
                               (Delta Airlines) (AMT),
                               7.12%, 2/1/21                    1,597,140

 Baa3      BB+         250     Kenton County, KY Airport
                               (Delta Airlines) (AMT),
                               7.50%, 2/1/12                      270,698
-----------------------------------------------------------------------------
                                                            $   8,857,289
-----------------------------------------------------------------------------

                       See notes to financial statements

Kentucky Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                    Value
-----------------------------------------------------------------------------

Water and Sewer -- 1.8%
-----------------------------------------------------------------------------
 NR        A        $1,500     Campbell County, KY Water
                               District, 6.60%, 12/1/11     $   1,635,615

 A         NR          650     Harden County, KY Water
                               District, 6.50%, 9/1/12            694,070
-----------------------------------------------------------------------------
                                                            $   2,329,685
-----------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
    (identified cost $121,126,820)                          $ 127,918,087
-----------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.
/(3)/ When-issued security.
/(4)/ Security has been segregated to cover when-issued securities.

      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 26.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.1% to 13.8% of total investments.

                       See notes to financial statements

Louisiana Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                       Value
-------------------------------------------------------------------------------

Education -- 0.8%
--------------------------------------------------------------------------------
Aaa       NR       $  150      Louisiana Public Facilities
                               Authority, Guaranteed
                               Student Loan Revenue Bonds,
                               (AMT), 6.75%, 9/1/06          $   158,714

A         NR          100      Louisiana Public Facilities
                               Authority, Student Loan
                               Revenue Bonds (AMT), 7.00%,
                               9/1/06                            105,757
--------------------------------------------------------------------------------
                                                             $   264,471
--------------------------------------------------------------------------------

Electric Utilities -- 1.9%
--------------------------------------------------------------------------------
Ba1       BB+      $  150      Pointe Coupe Parish, LA
                               (Gulf States Utilities
                               Company), 6.70%, 3/1/13       $   153,465

Baa2      BBB         500      Saint Charles Parish, LA
                               Power and Light (AMT),
                               6.20%, 5/1/23                     501,945
--------------------------------------------------------------------------------
                                                             $   655,410
--------------------------------------------------------------------------------

Hospitals -- 5.9%
--------------------------------------------------------------------------------
Baa1      NR       $1,000      Lafourche Parish, LA
                               Hospital Service District,
                               6.00%, 10/1/23                $   973,400

NR        A-          750      Saint Tammany Parish, LA
                               Hospital Service District,
                               6.50%, 7/1/17                     777,105

NR        A-          250      Saint Tammany Parish, LA
                               Hospital Service District,
                               6.50%, 7/1/22                     256,788
--------------------------------------------------------------------------------
                                                             $ 2,007,293
--------------------------------------------------------------------------------

Housing -- 31.1%
--------------------------------------------------------------------------------
Aaa       NR       $   95      East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family (AMT), (GNMA),
                               7.88%, 12/1/21                $   100,767

Aaa       NR          235      East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family (AMT), (GNMA/FNMA),
                               7.10%, 10/1/24                    247,244

Aaa       NR          745      East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family (GNMA/FNMA), 7.00%,
                               4/1/32                            776,387

Aaa       NR          500      Louisiana Housing Finance
                               Agency, 6.38%, 12/1/27            510,520

NR        AAA         150      Louisiana Housing Finance
                               Authority, Multifamily
                               Housing (Westview Apartment
                               II) (AMT), (FHA), 7.95%,
                               1/1/32                            159,837

NR        AAA         620      Louisiana Housing Finance
                               Authority, Multifamily,
                               (FHA), 6.95%, 7/1/16              639,040

Aaa       NR       $  600      Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA), 6.30%,
                               12/1/27                           608,622

Aaa       NR        1,250      Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA), 8.00%, 3/1/25    1,403,738

Aaa       NR          655      Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA/FNMA), 6.55%,
                               12/1/26                           672,678

NR        AAA         250      Louisiana Public Facilities
                               Authority, 6.05%, 1/1/26          249,638

NR        A         1,000      Louisiana Public Facilities
                               Authority, Multifamily
                               Housing - Windsor Housing,
                               6.25%, 1/1/26                   1,009,270

Aaa       NR        1,900      New Orleans Home Mortgage
                               Authority, Single Family,
                               (AMT), (GNMA/FNMA), 6.30%,
                               6/1/28                          1,918,334

NR        AAA       1,850      Parish of Jefferson, Home
                               Mortgage Authority, (AMT),
                               (GNMA/FNMA), 7.35%, 12/1/16     2,025,250

A         NR          350      Shreveport Housing Finance
                               Authority, Multifamily
                               (Goodman Plaza), 6.10%,
                               8/1/19                            349,979
--------------------------------------------------------------------------------
                                                             $10,671,304
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 11.5%
--------------------------------------------------------------------------------
A3        A-       $1,750      City of Bastrop, LA
                               (International Paper
                               Company) (AMT), 6.60%,
                               3/1/19                        $ 1,853,389

Baa3      BB+         900      Commonwealth of Puerto Rico
                               Port Authority (American
                               Airlines) (AMT), 6.25%,
                               6/1/26                            926,811

A-3       A-          750      De Soto Parish, LA
                               (International Paper
                               Company) (AMT), 7.70%,
                               11/1/18                           857,258

Aa3       NR          150      De Soto Parish, LA
                               (Southwestern Electric
                               Power Company), 7.60%,
                               1/1/19                            169,553

Baa1      BBB+        150      South Louisiana Port
                               Commission (GATX Terminals
                               Corporation), 7.00%, 3/1/23       157,263
--------------------------------------------------------------------------------
                                                             $ 3,964,274
--------------------------------------------------------------------------------

Insured Education -- 4.8%
--------------------------------------------------------------------------------
Aaa       AAA      $  500      Louisiana Public Facilities
                               Authority (Tulane
                               University) (AMBAC), 6.05%,
                               10/1/25                       $   519,180

                        See notes to financial statements

Louisiana Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                      Value
-------------------------------------------------------------------------------

Insured Education (continued)
--------------------------------------------------------------------------------
Aaa        AAA        $1,100   Louisiana State University
                               and Agricultural and
                               Mechanical College (FGIC),
                               5.75%, 7/1/14                 $ 1,114,971
--------------------------------------------------------------------------------
                                                             $ 1,634,151
--------------------------------------------------------------------------------

Insured Electric Utilities -- 0.5%
--------------------------------------------------------------------------------
Aaa        AAA        $  150   City of Alexandria, Utility
                               Revenue Bonds, (FGIC),
                               6.00%, 5/1/06                 $   159,465
--------------------------------------------------------------------------------
                                                             $   159,465
--------------------------------------------------------------------------------

Insured General Obligations -- 3.8%
--------------------------------------------------------------------------------
NR         AAA        $  250   Commonwealth of Puerto
                               Rico, Public Improvement
                               Bonds, (AMBAC), Variable,
                               7/1/15(1)                     $   259,375

Aaa        AAA         3,000   New Orleans, (AMBAC), 0%,
                               9/1/15                          1,063,950
--------------------------------------------------------------------------------
                                                             $ 1,323,325
--------------------------------------------------------------------------------

Insured Hospitals -- 4.7%
--------------------------------------------------------------------------------
Aaa        AAA        $  100   Louisiana Public Facilities
                               Authority Hospital (MBIA),
                               Variable, 12/1/14/(1)/        $   108,125

Aaa        AAA         1,500   Ouachita Parish, Glenwood
                               Medical Center, (FSA),
                               5.75%, 5/15/21                  1,504,680
--------------------------------------------------------------------------------
                                                             $ 1,612,805
--------------------------------------------------------------------------------

Insured Housing -- 0.2%
--------------------------------------------------------------------------------
Aaa        AAA       $   610   East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family (MBIA) (GNMA/FNMA),
                               0%, 10/1/15                   $    87,999
--------------------------------------------------------------------------------
                                                             $    87,999
--------------------------------------------------------------------------------

Insured Special Tax Revenue -- 9.1%
--------------------------------------------------------------------------------
Aaa        AAA       $ 1,000   Louisiana Stadium and
                               Exposition District, Hotel
                               Occupancy Tax and Stadium
                               Revenue (FGIC), 6.00%,
                               7/1/24                        $ 1,029,070

Aaa        AAA         2,000   Orleans Levee District,
                               (FSA), 5.95%, 11/1/14           2,081,019
--------------------------------------------------------------------------------
                                                             $ 3,110,089
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 4.4%
--------------------------------------------------------------------------------
Aa2        AA        $ 1,500   Saint Bernard Parish (Mobil
                               Oil), 5.90%, 11/1/26          $ 1,505,760
--------------------------------------------------------------------------------
                                                             $ 1,505,760
--------------------------------------------------------------------------------

Life Care -- 16.1%
--------------------------------------------------------------------------------
NR         NR        $   500   Louisiana Housing Finance
                               Agency (HCC Assisted Living
                               Group) (AMT), 9.00%, 3/1/25       530,495

NR         AAA           500   Louisiana Housing Finance
                               Agency (Saint Dominic
                               Assisted Care Facility)
                               (GNMA), 6.85%, 9/1/25             535,945

Aaa        AAA         2,000   Louisiana Housing Finance
                               Agency (Saint Joseph's
                               Manor Retirement Center)
                               (GNMA), 7.80%, 12/1/35          2,227,299

NR         BBB         1,150   Louisiana Public Facilities
                               Authority (Glen Retirement
                               System), 6.70%, 12/1/25         1,165,146

NR         BBB           750   Louisiana Public Facilities
                               Authority, General Health
                               System, 6.80%, 11/1/16            765,353

NR         NR            300   Saint Tammany, LA Public
                               Trust Financing Authority,
                               9.00%, 11/15/25                   319,584
--------------------------------------------------------------------------------
                                                             $ 5,543,822
--------------------------------------------------------------------------------

Special Tax Revenue -- 3.6%
--------------------------------------------------------------------------------
Baa1       A         $ 1,375   Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 5.00%, 7/1/22      $ 1,227,270
--------------------------------------------------------------------------------
                                                             $ 1,227,270
--------------------------------------------------------------------------------

                       See notes to financial statements

Louisiana Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                     Value
--------------------------------------------------------------------------------


Transportation -- 1.6%
--------------------------------------------------------------------------------
A         A-       $   500     Mississippi River Bridge
                               Authority, Bridge Revenue,
                               6.75%, 11/1/12/(2)/           $   545,735
--------------------------------------------------------------------------------
                                                             $   545,735
--------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
    (identified cost $32,863,537)                            $34,313,173
--------------------------------------------------------------------------------

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 23.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 10.4% of total investments.

                        See notes to financial statements

Maryland Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)     Security                       Value
-------------------------------------------------------------------------------

Cogeneration -- 1.2%
-------------------------------------------------------------------------------
NR         NR          $1,250      Maryland Energy Cogeneration,
                                   AES Warrior Run Project
                                   (AMT), 7.40%,
                                   9/1/19                         $   1,321,913
-------------------------------------------------------------------------------
                                                                  $   1,321,913
-------------------------------------------------------------------------------

Education -- 1.0%
-------------------------------------------------------------------------------
Aa3        AA+         $1,000      University of Maryland
                                   Auxiliary Facilities and
                                   Tuition, 6.30%,
                                   2/1/10                         $   1,073,920
-------------------------------------------------------------------------------
                                                                  $   1,073,920
-------------------------------------------------------------------------------

Electric Utilities -- 6.4%
-------------------------------------------------------------------------------
A2         A           $1,500      Calvert, MD Pollution
                                   Control Revenue (Baltimore
                                   Gas and Electric Company),
                                   5.55%,7/15/14                  $   1,498,245

NR        BBB           2,500      Guam Power Authority
                                   Revenue Bonds, 5.25%,
                                   10/1/13                            2,305,775

NR        BBB             750      Guam Power Authority
                                   Revenue Bonds, 6.63%,
                                   10/1/14                              782,370

A1         A            2,225      Prince Georges, MD
                                   Pollution Control Revenue
                                   (Potomac Electric), 6.38%,
                                   1/15/23                            2,359,501
-------------------------------------------------------------------------------
                                                                  $   6,945,891
-------------------------------------------------------------------------------

Escrowed / Prerefunded -- 6.0%
-------------------------------------------------------------------------------
Aaa       NR           $1,125      Baltimore, MD Single
                                   Family Mortgage (Inner
                                   Harbor), 8.00%, 12/1/10        $   1,430,420

NR        AAA           1,000      Commonwealth of Puerto
                                   Rico Public Improvement,
                                   6.80%, 7/1/21                      1,128,780

Aaa       AAA             500      Maryland Health and Higher
                                   Educational (University of
                                   Maryland) (FGIC), 6.50%,
                                   7/1/21                               541,360

Aaa       AAA           1,500      Puerto Rico Public
                                   Buildings Authority,
                                   6.88%, 7/1/21                      1,698,480

NR        AAA           1,000      University of Maryland
                                   System Auxiliary Facility
                                   and Tuition, 6.50%, 4/1/11         1,084,940

NR        AAA             175      University of Maryland
                                   System Auxiliary Facility
                                   and Tuition, 6.50%, 4/1/12           195,731

Aa        NR              310      Worcester, MD  Sanitary
                                   District, 6.55%, 8/15/17             345,706
-------------------------------------------------------------------------------
                                                                  $   6,425,417
-------------------------------------------------------------------------------

General Obligations -- 2.3%
-------------------------------------------------------------------------------
Aa        AA-          $  750      Harford, MD, 4.90%, 12/1/10    $     727,095

Aa1       AA            1,000      Washington, MD Suburban
                                   Sanitary District, 5.63%,
                                   6/1/21                             1,002,050

Aa1       AA              500      Washington, MD Suburban
                                   Sanitary District, 6.20%,
                                   6/1/11                               536,190

Aa        NR              190      Worcester, MD Sanitary
                                   District, 6.55%, 8/15/17             205,071
-------------------------------------------------------------------------------
                                                                  $   2,470,406
-------------------------------------------------------------------------------

Hospitals -- 17.9%
-------------------------------------------------------------------------------
NR        NR           $  485      Berlin, MD (Atlantic
                                   General Hospital), 8.38%,
                                   6/1/22                         $     503,042

A1        A             3,500      Maryland Health and Higher
                                   Educational (Good Samaritan
                                   Hospital), 5.75%, 7/1/19           3,510,045

Baa1     BBB            1,250      Maryland Health and Higher
                                   Educational (Howard County
                                   General Hospital), 5.50%,
                                   7/1/25                             1,153,588

A1        A+            2,200      Maryland Health and Higher
                                   Educational (Suburban
                                   Hospital), 5.13%, 7/1/21           2,027,608

Baa1      NR            2,500      Maryland Health and Higher
                                   Educational (Union Hospital
                                   of Cecil), 6.70%, 7/1/22           2,583,700

A         NR            4,000      Prince Georges, MD
                                   (Dimensions Health),
                                   5.30%, 7/1/24                      3,683,480

Baa3      NR            1,355      Prince Georges, MD
                                   (Greater SouthEast
                                   Healthcare System), 6.38%,
                                   1/1/13                             1,350,176

Baa3      NR            4,500      Prince Georges, MD
                                   (Greater SouthEast
                                   Healthcare System), 6.38%,
                                   1/1/23                             4,423,994
-------------------------------------------------------------------------------
                                                                  $  19,235,633
-------------------------------------------------------------------------------

Housing -- 7.8%
-------------------------------------------------------------------------------
Aa        NR           $1,810      Maryland Community
                                   Development Administration
                                   Multifamily (FHA), 6.70%,
                                   5/15/27                        $   1,884,174

Aa        NR            1,000      Maryland Community
                                   Development Administration
                                   Multifamily (FHA) (AMT),
                                   6.70%, 5/15/36                     1,039,600

Aa        NR              245      Maryland Community
                                   Development Administration
                                   Single Family, 6.85%,
                                   4/1/11                               256,748

Aa        NR            3,000      Maryland Community
                                   Development Administration
                                   Single Family (AMT),
                                   6.75%, 4/1/26                      3,132,210


                       See notes to financial statements

Maryland Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)     Security                       Value
-------------------------------------------------------------------------------

Housing (continued)
-------------------------------------------------------------------------------
Aa        NR          $   945      Maryland Community
                                   Development Administration
                                   Single Family (AMT),
                                   6.80%, 4/1/22                  $     980,579

Aa        NR              745      Maryland Community
                                   Development Administration
                                   Single Family (AMT),
                                   6.80%, 4/1/24                        773,049

NR        A               300      Prince Georges, MD
                                   (Antoinette Gardens
                                   Apartments) (FHA), 7.00%,
                                   3/1/28                               312,264
-------------------------------------------------------------------------------
                                                                  $   8,378,624
-------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 11.7%
-------------------------------------------------------------------------------
A1        A           $ 1,350      Allegany, MD Pollution
                                   Control Revenue (Westvaco
                                   Corporation), 6.20%, 1/1/08    $   1,459,580

NR        NR            1,350      Baltimore, MD Pollution
                                   Control Revenue (Bethlehem
                                   Steel Corporation), 7.50%,
                                   6/1/15                             1,431,243

Aa3       AA-           2,000      Baltimore, MD Port
                                   Facilities (Consolidated
                                   Coal Sales Company - E.I.
                                   du Pont de Nemours),
                                   6.50%, 10/1/11                     2,187,440

A2        NR            2,600      Commonwealth of Puerto
                                   Rico Industrial Medical
                                   and Environmental
                                   Pollution Control Facility
                                   Finance Authority
                                   (American Home Products),
                                   5.10%, 12/1/18                     2,405,130

Baa3      BB+           2,000      Commonwealth of Puerto
                                   Rico Port Authority
                                   (American Airlines) (AMT),
                                   6.25%, 6/1/26                      2,059,580

Baa3      BB+           1,500      Commonwealth of Puerto
                                   Rico Port Authority
                                   (American Airlines),
                                   (AMT), 6.30%, 6/1/23               1,535,355

NR        AA-           1,425      Frederick, MD Economic
                                   Development Authority
                                   (Cargill, Incorporated),
                                   6.30%, 11/1/09/(1)/                1,534,269
-------------------------------------------------------------------------------
                                                                  $  12,612,597
-------------------------------------------------------------------------------

Insured Colleges and Universities -- 4.1%
-------------------------------------------------------------------------------
Aaa       AAA         $ 4,500      Maryland Health and Higher
                                   Educational (Loyola
                                   College) (MBIA), 5.38%,
                                   10/1/26                        $   4,376,385
-------------------------------------------------------------------------------
                                                                  $   4,376,385
-------------------------------------------------------------------------------

Insured Education -- 1.2%
-------------------------------------------------------------------------------
Aaa       AAA         $ 1,200      Morgan State University,
                                   Maryland Academic and
                                   Facilities (MBIA), 6.10%,
                                   7/1/20                         $   1,299,720
-------------------------------------------------------------------------------
                                                                  $   1,299,720
-------------------------------------------------------------------------------

Insured Electric Utilities -- 2.7%
-------------------------------------------------------------------------------
Aaa       AAA         $   250      Commonwealth of Puerto
                                   Rico Electric Power
                                   Authority STRIPES (FSA),
                                   Variable, 7/1/03/(2)/          $     276,250

Aaa       AAA           2,750      Montgomery County, MD
                                   Pollution Control Revenue
                                   (MBIA), 5.38%, 2/15/24             2,611,263
-------------------------------------------------------------------------------
                                                                  $   2,887,513
-------------------------------------------------------------------------------

Insured Hospitals -- 8.2%
-------------------------------------------------------------------------------
A         A           $   250      Maryland Health and Higher
                                   Educational (Anne Arundel
                                   Hospital) (AMBAC), 5.00%,
                                   7/1/23                         $     224,543

Aaa       AAA           4,000      Maryland Health and Higher
                                   Educational (Johns
                                   Hopkins) (AMBAC), 5.25%,
                                   7/1/27                             3,793,680

Aaa       AAA           1,365      Maryland Health and Higher
                                   Educational (Washington
                                   Community Hospital)
                                   (AMBAC), 6.38%, 7/1/22             1,453,998

Aaa       AAA           3,150      Puerto Rico Industrial
                                   Medical and Environmental
                                   Pollution Control
                                   Facilities Financing
                                   Authority (MBIA), 6.25%,
                                   7/1/24                             3,340,953
-------------------------------------------------------------------------------
                                                                  $   8,813,174
-------------------------------------------------------------------------------

Insured Housing -- 0.5%
-------------------------------------------------------------------------------
Aaa       AAA         $   500      Prince Georges, MD
                                   (Keystone Apartments)
                                   (FHA) (MBIA), 6.80%, 7/1/25    $     521,840
-------------------------------------------------------------------------------
                                                                  $     521,840
-------------------------------------------------------------------------------

Insured Industrial Development Revenue /
Pollution Control Revenue -- 2.0%
-------------------------------------------------------------------------------
Aa2       AA-         $ 2,000      Baltimore, MD Port
                                   Facilities (Consolidated
                                   Coal Sales Company - E.I.
                                   du Pont de Nemours),
                                   6.50%, 12/1/10                 $   2,183,000
-------------------------------------------------------------------------------
                                                                  $   2,183,000
-------------------------------------------------------------------------------

                        See notes to financial statements

Maryland Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)     Security                       Value
-------------------------------------------------------------------------------

Insured Miscellaneous -- 1.9%
-------------------------------------------------------------------------------
Aaa        AAA        $1,000       Maryland Stadium Authority
                                   (AMBAC), 5.60%, 3/1/14          $  1,011,680

Aaa        AAA         1,000       Maryland Stadium Authority
                                   (AMBAC), 5.80%, 3/1/26             1,009,440
-------------------------------------------------------------------------------
                                                                   $  2,021,120
-------------------------------------------------------------------------------

Insured Solid Waste -- 4.9%
-------------------------------------------------------------------------------
Aaa        AAA        $5,000       NE Maryland Solid Waste
                                   Disposal (MBIA) (AMT),
                                   6.30%, 7/1/16                   $  5,225,199
-------------------------------------------------------------------------------
                                                                   $  5,225,199
-------------------------------------------------------------------------------

Insured Transportation -- 6.3%
-------------------------------------------------------------------------------
Aaa        AAA        $2,000       Baltimore, MD
                                   International Airport
                                   (AMT) (FGIC), 6.25%, 7/1/14     $  2,116,500

 Aaa       AAA         4,750       Washington, D.C. Metro
                                   Area Transportation
                                   (FGIC), 5.25%, 7/1/14              4,615,384
-------------------------------------------------------------------------------
                                                                   $  6,731,884
-------------------------------------------------------------------------------

Insured Water and Sewer -- 8.6%
-------------------------------------------------------------------------------
Aaa        AAA        $1,500       Baltimore, MD Sewer
                                   (FGIC), 5.50%, 7/1/26           $  1,470,975

Aaa        AAA         2,550       Baltimore, MD Wastewater
                                   (FGIC), 5.00%, 7/1/22              2,374,968

Aaa        AAA         2,000       Baltimore, MD Wastewater
                                   (MBIA), 5.65%, 7/1/20              2,015,360

Aaa        AAA           500       Baltimore, MD Water
                                   (FGIC), 5.00%, 7/1/24                465,155

Aaa        AAA         3,000       Baltimore, MD Water
                                   (FGIC), 5.50%, 7/1/26              2,941,950
-------------------------------------------------------------------------------
                                                                   $  9,268,408
-------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 1.1%
-------------------------------------------------------------------------------
NR         BBB        $1,250       Puerto Rico (Guaynabo
                                   Municipal Government
                                   Center Lease), 5.63%,
                                   7/1/22                          $  1,180,700
-------------------------------------------------------------------------------
                                                                   $  1,180,700
-------------------------------------------------------------------------------

Miscellaneous -- 0.9%
-------------------------------------------------------------------------------
A          NR         $1,000       Baltimore, MD Revenue
                                   Authority, 5.38%, 7/1/18        $    966,670
-------------------------------------------------------------------------------
                                                                   $    966,670
-------------------------------------------------------------------------------

Special Tax Revenue -- 0.7%
-------------------------------------------------------------------------------
NR         NR         $  750       Virgin Islands Public
                                   Finance Authority, 7.25%,
                                   10/1/18                         $    812,333
-------------------------------------------------------------------------------
                                                                   $    812,333
-------------------------------------------------------------------------------

Transportation -- 1.6%
-------------------------------------------------------------------------------
NR         BBB        $1,700       Guam Airport Authority
                                   (AMT), 6.70%, 10/1/23           $  1,759,840
-------------------------------------------------------------------------------
                                                                   $  1,759,840
-------------------------------------------------------------------------------

Water and Sewer -- 1.0%
-------------------------------------------------------------------------------
Aa2        AA         $1,000       Maryland Water Quality
                                   Financing Administration
                                   Revolving Loan Fund,
                                   6.55%, 9/1/14                   $  1,079,190
-------------------------------------------------------------------------------
                                                                   $  1,079,190
-------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
    (identified cost $103,997,044)                                 $107,591,377
-------------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 40.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.3% to 18.0% of total investments.


                       See notes to financial statements

Missouri Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)   Principal
--------------------
                      Amount
           Standard   000
Moody's    & Poor's   (omitted)   Security                     Value
--------------------------------------------------------------------------------

Electric Utilities -- 3.3%
--------------------------------------------------------------------------------
 NR        BBB      $1,010     Guam Power Authority
                               Revenue Bonds, 6.30%,
                               10/1/22                       $ 1,024,198

 Baa1      BBB+      1,500     Puerto Rico Electric Power
                               Authority, 6.38%, 7/1/24        1,586,325
--------------------------------------------------------------------------------
                                                             $ 2,610,523
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Sikeston, Electric
                               System (MBIA), 6.25%,
                               6/1/22/(1)/                   $ 1,098,610

 Aaa       AAA         575     Missouri Health and
                               Education Authority (Saint
                               Louis Children's) (MBIA),
                               0%, 5/15/08                       321,575

 NR        AAA       1,000     Saint Louis County,
                               Mortgage Revenue, (GNMA),
                               5.40%, 1/1/16                     965,320
--------------------------------------------------------------------------------
                                                             $ 2,385,505
--------------------------------------------------------------------------------

General Obligations -- 0.8%
--------------------------------------------------------------------------------
 Baa1      A        $  700     Commonwealth of Puerto
                               Rico, 5.00%, 7/1/21           $   626,143
--------------------------------------------------------------------------------
                                                             $   626,143
--------------------------------------------------------------------------------

Hospitals -- 12.0%
--------------------------------------------------------------------------------
 Aa        AA       $3,250     Missouri Health and
                               Education Authority (Barnes
                               Jewish Christian), 5.25%,
                               5/15/14                       $ 3,140,768

 Baa       NR        1,900     Missouri Health and
                               Education Authority
                               (Jefferson Memorial
                               Hospital), 6.80%, 5/15/25       1,954,663

 Baa       NR        2,000     Missouri Health and
                               Education Authority
                               (Jefferson Memorial),
                               6.00%, 8/15/23                  1,916,940

 NR        BBB+      1,500     Missouri Health and
                               Education Authority (Lake
                               of the Ozarks), 6.50%,
                               2/15/21                         1,532,970

 Aa2       AA        1,000     Missouri Health and
                               Education Authority
                               (Sisters of Mercy), 6.25%,
                               6/1/15                          1,045,200
--------------------------------------------------------------------------------
                                                             $ 9,590,541
--------------------------------------------------------------------------------

Housing -- 3.2%
--------------------------------------------------------------------------------
 NR        AAA      $  535     Missouri Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue (AMT), (GNMA),
                               6.75%, 6/1/24                 $   556,352

  NR       AAA         915     Missouri Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue (AMT), (GNMA),
                               7.25%, 9/1/26                   1,007,781

 NR        AAA       1,000     Missouri Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue (GNMA), 6.45%,
                               9/1/27                          1,025,640
--------------------------------------------------------------------------------
                                                             $ 2,589,773
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 13.8%
--------------------------------------------------------------------------------
 A2        NR       $1,000     Commonwealth of Puerto Rico
                               Industrial Medical and
                               Environmental Pollution
                               Control Facility Finance
                               Authority (American Home
                               Products), 5.10%, 12/1/18     $   925,050

 Baa3      BB+       2,500     Commonwealth of Puerto Rico
                               Port Authority (American
                               Airlines) (AMT), 6.25%,
                               6/1/26                          2,574,475

 NR        BB-       1,055     Jefferson County (Kmart
                               Corporation), 6.40%, 8/1/08     1,038,764

 NR        NR        1,300     Kansas City, Industrial
                               Development Authority
                               (Airline Cargo Facilities),
                               8.50%, 1/1/17                   1,424,228

 A3        NR        1,200     Missouri Environmental
                               Improvement and Energy
                               Resources Authority
                               (American Cyanamid
                               Company), 5.80%, 9/1/09         1,261,764

 A1        AA-       3,750     Saint Louis Industrial
                               Development Authority
                               (Anheuser-Busch) (AMT),
                               5.88%, 11/1/26                  3,779,813
--------------------------------------------------------------------------------
                                                             $11,004,094
--------------------------------------------------------------------------------

Insured Education -- 2.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,500     Missouri Health and
                               Education (Saint Louis
                               University) (AMBAC), 5.20%,
                               10/1/26                       $ 2,361,300
--------------------------------------------------------------------------------
                                                             $ 2,361,300
--------------------------------------------------------------------------------

Insured Electric Utilities -- 8.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Sikeston, Electric
                               System, (MBIA), 5.00%,
                               6/1/22                        $   917,430

                        See notes to financial statements

Missouri Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)  Principal
--------------------
                     Amount
           Standard  000
Moody's    & Poor's  (omitted) Security                     Value
--------------------------------------------------------------------------------

Insured Electric Utilities (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $  700     Commonwealth of Puerto Rico
                               Electric Power Authority
                               STRIPES (FSA), Variable,
                               7/1/03/(2)/                   $   773,500

 Aaa       AAA       5,000     Missouri Environmental
                               Improvement and Energy
                               Resources Authority (Union
                               Electric) (AMT), (AMBAC),
                               5.45%, 10/1/28                  4,737,200
--------------------------------------------------------------------------------
                                                             $ 6,428,130
--------------------------------------------------------------------------------

Insured General Obligations -- 1.3%
--------------------------------------------------------------------------------
 NR        AAA      $  500     Commonwealth of Puerto
                               Rico, Public Improvement
                               Bonds, (AMBAC), Variable,
                               7/1/15/(2)/                   $   518,750

 Aaa       AAA         500     Commonwealth of Puerto
                               Rico, Public Improvement
                               Residual Interest Tax
                               Exempt Securities (FSA),
                               Variable, 7/1/22/(2)/             523,750
--------------------------------------------------------------------------------
                                                             $ 1,042,500
--------------------------------------------------------------------------------

Insured Hospitals -- 14.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Jackson County, Saint
                               Joseph's Health System,
                               (MBIA), 6.50%, 7/1/12         $ 1,078,720

 Aaa       AAA         800     Jackson County, Saint
                               Joseph's Health System,
                               (MBIA), 6.50%, 7/1/19             857,536

 Aaa       AAA       1,500     Missouri Health and
                               Education Authority
                               (AMBAC), 6.35%, 11/15/17        1,597,050

 Aaa       AAA       9,500     Missouri Health and
                               Education Authority (Lester
                               Cox Medical Center) (MBIA),
                               0.00%, 9/1/20                   2,515,030

 Aaa       AAA       2,900     Missouri Health and
                               Education Authority (Lester
                               Cox Medical Center) (MBIA),
                               5.35%, 6/1/10                   2,940,223

 Aaa       AAA       2,000     Missouri Health and
                               Education Authority (Saint
                               Luke's Health System)
                               (MBIA), 5.13%, 11/15/19         1,845,980

 Aaa       AAA       1,000     Missouri Health and
                               Education Authority
                               (Sisters of Saint Mary)
                               (MBIA), 6.25%, 6/1/16           1,051,300
-------------------------------------------------------------------------------
                                                             $11,885,839
-------------------------------------------------------------------------------

Insured Housing -- 2.0%
-------------------------------------------------------------------------------
 Aaa       AAA      $1,500     SCA Multifamily Mortgage
                               Revenue Receipts,
                               Springfield, MO (FSA),
                               7.10%, 1/1/30                 $ 1,626,885
-------------------------------------------------------------------------------
                                                             $ 1,626,885
-------------------------------------------------------------------------------


Insured Lease Revenue / Certificates of
Participation -- 5.0%
-------------------------------------------------------------------------------
 Aaa       AAA      $1,750     Kansas City Municipal
                               Assistance Corporation,
                               Bartle Hall Convention,
                               (AMBAC), 5.00%, 4/15/20       $ 1,619,975

 Aaa       AAA       1,250     Kansas City School
                               District, (FGIC), 5.00%,
                               2/1/14                          1,192,925

 Aaa       AAA         600     Kansas City School
                               District, Building
                               Corporation, (FGIC), 6.50%,
                               2/1/08                            650,412

 Aaa       AAA         500     Saint Charles County,
                               Public Facilities
                               Authority, (FGIC), 6.38%,
                               3/15/07                           543,370
-------------------------------------------------------------------------------
                                                             $ 4,006,682
-------------------------------------------------------------------------------

Insured Water and Sewer -- 2.0%
-------------------------------------------------------------------------------
 Aaa       AAA      $1,500     City of Saint Louis,
                               (FGIC), 6.00%, 7/1/14         $ 1,564,665
-------------------------------------------------------------------------------
                                                             $ 1,564,665
-------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 9.5%
-------------------------------------------------------------------------------
 NR        NR       $1,500     City of Saint Louis,
                               Regional Convention and
                               Sports Complex Authority,
                               7.90%, 8/15/21                $ 1,771,740

 A         BBB+      3,000     Saint Louis County,
                               Regional Convention and
                               Sports Complex Authority,
                               5.50%, 8/15/13                  2,906,820

 A         BBB+      1,000     Saint Louis County,
                               Regional Convention and
                               Sports Complex Authority,
                               5.75%, 8/15/21                    980,040

 A1        A+        2,000     State of Missouri, Regional
                               Convention and Sports
                               Complex Authority, 5.50%,
                               8/15/21                         1,928,360
-------------------------------------------------------------------------------
                                                             $ 7,586,960
-------------------------------------------------------------------------------

Life Care -- 4.2%
-------------------------------------------------------------------------------
 Baa1      NR       $  300     Cass County, Fox Springs
                               Living Center, 7.38%,
                               10/1/22                       $   322,053

 NR        NR          950     Kansas City, Industrial
                               Development Authority,
                               Retirement Facilities,
                               Kingswood United Methodist,
                               9.00%, 11/15/13                 1,034,075

 NR        NR        2,000     Missouri Health and
                               Education Authority
                               (Lutheran Hospital), 6.38%,
                               2/1/27                          2,030,520
-------------------------------------------------------------------------------
                                                             $ 3,386,648
-------------------------------------------------------------------------------

                       See notes to financial statements

Missouri Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)   Principal
--------------------
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                      Value
-------------------------------------------------------------------------------

Nursing Homes -- 3.3%
-------------------------------------------------------------------------------
 NR        NR       $1,000     Kansas City, Industrial
                               Development Authority
                               (Beverly Enterprises),
                               8.00%, 12/1/02                $ 1,050,270

 NR        NR          500     Missouri Health and
                               Education Authority
                               (Bethesda Health Group),
                               6.63%, 8/15/05                    513,585

 NR        NR        1,000     Missouri Health and
                               Education Authority
                               (Bethesda Health Group),
                               7.50%, 8/15/12                  1,069,320
-------------------------------------------------------------------------------
                                                             $ 2,633,175
-------------------------------------------------------------------------------

Pooled Loans -- 3.4%
-------------------------------------------------------------------------------
 A         NR       $2,750     Missouri Higher Education
                               Loan Authority, Student
                               Loan, (AMT), 5.45%, 2/15/09   $ 2,696,953
-------------------------------------------------------------------------------
                                                             $ 2,696,953
-------------------------------------------------------------------------------

Special Tax Revenue -- 2.2%
-------------------------------------------------------------------------------
 Baa1      A        $1,000     Commonwealth of Puerto
                               Rico, Highway and
                               Transportation Authority,
                               6.63%, 7/1/12                 $ 1,076,790

 NR        NR          650     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                           704,022
-------------------------------------------------------------------------------
                                                             $ 1,780,812
-------------------------------------------------------------------------------

Transportation -- 1.2%
-------------------------------------------------------------------------------
 NR        NR       $1,000     Lake of The Ozarks
                               Community Bridge
                               Corporation, 6.40%, 12/1/25   $   991,040
-------------------------------------------------------------------------------
                                                             $   991,040
-------------------------------------------------------------------------------


Water and Sewer -- 4.0%
-------------------------------------------------------------------------------
 Aa2       NR       $1,000     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, 0%,
                               1/1/14                        $   385,540

 Aa2       NR          500     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, 6.55%,
                               7/1/14                            535,900

 Aa2       NR          800     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, 6.88%,
                               6/1/14                            865,648

 Aa2       NR        1,250     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, 7.20%,
                               7/1/16                          1,406,950
-------------------------------------------------------------------------------
                                                             $ 3,194,038
-------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
    (identified cost $75,521,959)                            $79,992,206
-------------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

    AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28,1997, 45.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.7% to 17.8% of total investments.

                        See notes to financial statements

North Carolina Municipals Portfolio as of February 28, 1997
PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%





Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000
Moody's   & Poor's   omitted)   Security                         Value
--------------------------------------------------------------------------------

Education -- 3.5%
--------------------------------------------------------------------------------
Aa1       AA+        $1,000     North Carolina Educational
                                Facilities Finance Agency
                                (Duke University),
                                6.75%, 10/1/21                   $  1,090,120

Aa        AA          1,935     University of North Carolina
                                at Chapel Hill, 5.00%, 2/15/29      1,753,807


Aa        AA          3,530     University of North Carolina
                                at Chapel Hill, 5.25%, 2/15/29      3,336,980
--------------------------------------------------------------------------------
                                                                 $  6,180,907
--------------------------------------------------------------------------------

Electric Utilities -- 8.5%
--------------------------------------------------------------------------------
A2        A          $1,015     Chatham County Industrial
                                Facilities and Pollution
                                (Carolina Power and
                                Light), 6.30%, 6/15/14           $  1,070,003

NR        BBB         1,000     Guam Power Authority Revenue
                                Bonds, 5.25%, 10/1/13/(1)/            922,310

A         A-            550     North Carolina Municipal
                                Power Authority (Catawba
                                Electric), 7.00%, 1/1/16              569,437

Baa1      BBB         5,000     North Carolina Municipal
                                Power Authority (Eastern
                                Power), 6.13%, 1/1/09               5,185,100

Baa1      BBB+        2,000     Puerto Rico Electric Power
                                Authority, 0.00%, 7/1/17              624,340

Baa1      BBB+        1,000     Puerto Rico Electric Power
                                Authority, 5.25%, 7/1/21              924,380

Baa1      BBB+        3,000     Puerto Rico Electric Power
                                Authority, 5.50%, 7/1/25            2,853,300

Baa1      BBB+        2,000     Puerto Rico Electric Power
                                Authority, 6.00%, 7/1/16            2,026,200

Baa1      BBB+          365     Puerto Rico Electric Power
                                Authority, 7.12%, 7/1/14              391,860

NR        NR            250     Virgin Islands Water and
                                Power Authority, 7.40%,
                                7/1/11                                266,303
--------------------------------------------------------------------------------
                                                                 $ 14,833,233
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.1%
--------------------------------------------------------------------------------
Aaa       AA-        $2,450     Pitt County Memorial
                                Hospital, Prerefunded to
                                12/1/01, 6.90%, 12/1/21          $  2,750,566

Baa1      AAA           635     Puerto Rico Electric Power
                                Authority, Prerefunded to
                                7/1/99, 7.12%, 7/1/14                 689,439

NR        AAA           150     Puerto Rico General
                                Obligations, Prerefunded
                                to 7/1/00, 7.30%, 7/1/20              167,531
--------------------------------------------------------------------------------
                                                                 $  3,607,536
--------------------------------------------------------------------------------

General Obligations -- 2.8%
--------------------------------------------------------------------------------
Baa1      A          $1,500     Commonwealth of Puerto
                                Rico Aqueduct and Sewer
                                Authority, 5.00%, 7/1/19         $  1,362,000

A         A-            175     Eden, Water and Sewer
                                Bonds, (AMT), 6.75%, 6/1/08           189,614

Aaa       AAA         3,550     North Carolina Capital
                                Improvements, 4.75%, 2/1/12         3,355,460
--------------------------------------------------------------------------------
                                                                 $  4,907,074
--------------------------------------------------------------------------------

Hospitals -- 19.9%
--------------------------------------------------------------------------------
Aa3       AA         $2,090     Charlotte-Mecklenberg
                                Hospital, 0.00%, 1/1/06          $  1,345,897

Aa3       AA          6,380     Charlotte-Mecklenberg
                                Hospital, 5.88%, 1/15/26            6,445,904

Aa3       AA          3,500     North Carolina Medical
                                Care Commission, 0.00%,
                                6/1/09                              1,787,310

A1        A+          5,000     North Carolina Medical
                                Care Commission (Rex
                                Hospital), 6.13%, 6/1/10            5,109,850

NR        BBB+        2,500     North Carolina Medical
                                Care Commission
                                (Roanoke-Chowan Hospital),
                                7.75%, 10/1/19                      2,635,350

Aa3       AA          2,000     North Carolina Medical
                                Care Commission Hospital
                                Revenue, 5.25%, 6/1/21              1,881,060

Aa3       AA          1,700     North Carolina Medical
                                Care Commission, Carolina
                                Medicorp, 6.00%, 5/1/21             1,708,840

NR        NR          5,500     North Carolina Medical
                                Care Commission, Mercy
                                Hospital, 6.50%, 8/1/08             6,068,864

Aa        AA          2,000     North Carolina Medical
                                Care Commission, North
                                Carolina Baptist Hospital,
                                6.00%, 6/1/22                       2,020,260

Aa        AA          1,700     North Carolina Medical
                                Care Commission,
                                Presbyterian Health
                                Services, 6.00%, 10/1/24            1,717,935

Aa3       AA-         4,430     Pitt County Memorial
                                Hospital, 5.25%, 12/1/21            4,192,109
--------------------------------------------------------------------------------
                                                                 $ 34,913,379
--------------------------------------------------------------------------------

                       See notes to financial statements

North Carolina Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
---------------------
                     Principal
                     Amount
          Standard   (000
Moody's   & Poor's   omitted)   Security                         Value
--------------------------------------------------------------------------------

Housing -- 12.5%
--------------------------------------------------------------------------------
NR        AAA        $2,300     Charlotte Housing
                                Authority, Double Oaks,
                                (FHA), (FNMA), 7.35%,          $   2,064,293
                                5/15/26

Aa        AA          2,250     North Carolina Housing
                                Finance Agency, 6.70%,
                                1/1/26                             2,356,245

Aa        AA          1,500     North Carolina Housing
                                Finance Agency , Single
                                Family Mortgage Revenue,
                                (AMT), 6.30%, 3/1/26               1,523,790

Aa        AA          1,970     North Carolina Housing
                                Finance Agency,
                                Multifamily Mortgage
                                Revenue, 6.45%, 9/1/27             2,016,748

Aa        AA          4,395     North Carolina Housing
                                Finance Agency,
                                Multifamily Mortgage
                                Revenue, 6.85%, 7/1/13             4,653,822

Aa        AA            825     North Carolina Housing
                                Finance Agency, Single
                                Family Mortgage Revenue,
                                6.95%, 3/1/17                        874,137

Aa        AA          1,250     North Carolina Housing
                                Finance Agency, Single
                                Family Mortgage Revenue,
                                (AMT), 6.20%, 9/1/27               1,259,250

Aa        AA          2,085     North Carolina Housing
                                Finance Agency, Single
                                Family Mortgage Revenue,
                                (AMT), 6.60%, 9/1/26               2,159,372

Aa        AA          3,880     North Carolina Housing
                                Finance Agency, Single
                                Family Mortgage Revenue,
                                (AMT), 6.70%, 9/1/26               4,036,752

Aa        AA            850     North Carolina Housing
                                Finance Agency, Single
                                Family Mortgage Revenue,
                                (AMT), 7.05%, 9/1/20                 892,033

Aaa       AAA           125     Puerto Rico Housing
                                Finance Corporation,
                                Single Family Mortgage
                                Revenue (GNMA), 6.85%,
                                10/15/23                             131,278
--------------------------------------------------------------------------------
                                                               $  21,967,720
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 14.5%
--------------------------------------------------------------------------------
A3        A-         $5,000     Columbus Industrial
                                Facilities and Pollution
                                Control Financing
                                Authority
                                (International Paper),
                                5.85%, 12/1/20                 $   4,934,400

Baa3      BB+         5,355     Commonwealth of Puerto
                                Rico Port Authority
                                (American Airlines) (AMT),
                                6.25%, 6/1/26                      5,514,524

Baa1      NR          1,000     Haywood County Industrial
                                Development Authority
                                (Champion International
                                Corporation), 6.00%, 3/1/20        1,005,260

Baa1      BBB         3,200     Haywood County Industrial
                                Development Authority
                                (Champion International
                                Corporation) (AMT), 5.50%,
                                10/1/18                            3,013,440

Baa1      BBB         1,500     Haywood County Industrial
                                Development Authority
                                (Champion International
                                Corporation) (AMT), 5.75%,
                                12/1/25                            1,451,940

Baa1      NR          1,350     Haywood County Industrial
                                Development Authority
                                (Champion International
                                Corporation) (AMT), 6.25%,
                                9/1/25                             1,371,290

A2        A           4,250     Martin County Industrial
                                Development Authority
                                (Weyerhaeuser Company)
                                (AMT), 6.80%, 5/1/24               4,595,780

Baa2      BBB         2,500     New Hanover County
                                (Occidental Petroleum
                                Corporation), 6.70%, 7/1/19        2,615,550

NR        A-1+          850     Robeson County, Industrial
                                Facilities and Pollution
                                Control Financing
                                Authority (Campbell Soup
                                Company), 6.40%, 12/1/06             932,119
--------------------------------------------------------------------------------
                                                               $  25,434,303
--------------------------------------------------------------------------------

Insured Electric Utilities -- 8.8%
--------------------------------------------------------------------------------
Aaa       AAA        $2,970     North Carolina Eastern
                                Municipal Power Agency
                                Power Systems (MBIA),
                                5.63%, 1/1/24                  $   2,932,073

Aaa       AAA         1,500     North Carolina Eastern
                                Municipal Power Authority
                                (FSA), Variable, 1/1/19/(2)/       1,470,000

Aaa       AAA         5,500     North Carolina Municipal
                                Power Authority (Catawba
                                Electric) (AMBAC), 5.75%,
                                1/1/15                             5,546,969

Aaa       AAA         4,000     North Carolina Municipal
                                Power Authority (Catawba
                                Electric) (MBIA),
                                Variable, 1/1/12/(1)//(2)/         3,895,000

Aaa       AAA         1,400     Puerto Rico Electric Power
                                Authority STRIPES (FSA)
                                Variable 7/1/02/(2)/               1,526,000
--------------------------------------------------------------------------------
                                                               $  15,370,042
--------------------------------------------------------------------------------

Insured General Obligations -- 2.7%
--------------------------------------------------------------------------------
NR        AAA        $1,000     Commonwealth of Puerto
                                Rico, Public Improvement
                                Bonds, (AMBAC), Variable,
                                7/1/15/(2)/                    $   1,037,500

                        See notes to financial statements

North Carolina Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
---------------------
                     Principal
                     Amount
          Standard   (000
Moody's   & Poor's   omitted)   Security                         Value
--------------------------------------------------------------------------------

Insured General Obligations (continued)
--------------------------------------------------------------------------------
Aaa       AAA        $ 3,500      Commonwealth of Puerto
                                  Rico, Public Improvement
                                  Residual Interest Tax
                                  Exempt Securities (FSA),
                                  Variable, 7/1/22/(2)/           $   3,666,250
--------------------------------------------------------------------------------
                                                                  $   4,703,750
--------------------------------------------------------------------------------

Insured Hospitals -- 7.9%
--------------------------------------------------------------------------------
Aaa       AAA        $ 2,000      Catawba County Hospital
                                  (AMBAC), 6.20%, 10/1/17         $   2,132,400

Aaa       AAA            500      Cumberland County
                                  Hospital, (MBIA), 0.00%,
                                  10/1/09                               255,930

Aaa       AAA          2,250      North Carolina Medical
                                  Care Commission (AMBAC),
                                  5.25%, 11/1/20                      2,131,718

Aaa       AAA          1,500      North Carolina Medical
                                  Care Commission, (AMBAC),
                                  0.00%, 11/1/15                        525,120

Aaa       AAA            935      North Carolina Medical
                                  Care Commission, Memorial
                                  Mission Hospital (FSA),
                                  0.00%, 10/1/06                        566,647

Aaa       AAA          3,750      North Carolina Medical
                                  Care Commission, Moore
                                  Regional Hospital (FGIC),
                                  5.00%, 10/1/18                      3,419,625

Aaa       AAA          5,000      North Carolina Medical
                                  Care Commission, Saint
                                  Joseph's Medical Center
                                  (AMBAC), 5.10%, 10/1/14             4,811,550
--------------------------------------------------------------------------------
                                                                  $  13,842,990
--------------------------------------------------------------------------------

Insured Lease Revenue/
Certificates of Participation -- 4.1%
--------------------------------------------------------------------------------
Aaa       AAA        $ 4,500      Charlotte, Convention
                                  Facility, (AMBAC), 5.25%,
                                  12/1/13                         $   4,423,365

Aaa       AAA          1,575      Franklin, (FGIC), 6.63%,
                                  6/1/14                              1,737,351

Aaa       AAA          1,000      Mooresville School
                                  District, (AMBAC), 6.35%,
                                  10/1/14                             1,074,930
--------------------------------------------------------------------------------
                                                                  $   7,235,646
--------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 3.8%
--------------------------------------------------------------------------------
A1        A-           $2,065     Buncombe County, 6.63%,
                                  12/1/10                         $   2,183,861

NR        AA             825      Durham County, 6.10%,
                                  7/15/07                               864,056

Aa        NR             985      Durham County, 6.75%,
                                  12/1/11                             1,101,368

A1        AA           2,400      Greensboro, Greensboro
                                  Coliseum Arena, 6.75%,
                                  12/1/09                             2,580,264
--------------------------------------------------------------------------------
                                                                  $   6,729,549
--------------------------------------------------------------------------------

Special Tax Revenue -- 6.3%
--------------------------------------------------------------------------------
Baa1      A          $ 4,000      Commonwealth of Puerto
                                  Rico Highway and
                                  Transportation Authority,
                                  5.25%, 7/1/20                   $   3,713,000

Baa1      BBB+           200      Puerto Rico Finance
                                  Authority, 7.90%, 7/1/07              213,498

Baa1      A            1,490      Puerto Rico Highway and
                                  Transportation Authority,
                                  5.50%, 7/1/15                       1,483,921

Baa1      A            3,000      Puerto Rico Highway and
                                  Transportation Authority,
                                  5.50%, 7/1/26                       2,871,540

NR        NR           2,550      Virgin Islands Public
                                  Finance Authority, 7.25%,
                                  10/1/18                             2,761,931
--------------------------------------------------------------------------------
                                                                  $  11,043,890
--------------------------------------------------------------------------------

Transportation -- 1.5%
--------------------------------------------------------------------------------
NR        BBB        $ 1,000      Guam Airport Authority
                                  (AMT), 6.70%, 10/1/23           $   1,035,200

Baa3      BB+          1,500      Raleigh-Durham Airport
                                  Authority (American
                                  Airlines), 9.40%, 11/1/00           1,679,205
--------------------------------------------------------------------------------
                                                                  $   2,714,405
--------------------------------------------------------------------------------

Water and Sewer -- 1.1%
--------------------------------------------------------------------------------
Aa        AA         $ 2,000      Orange County, Water and
                                  Sewer, 5.20%, 7/1/16         $   1,920,900
--------------------------------------------------------------------------------
                                                               $   1,920,900
--------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
    (identified cost $164,910,428)                             $ 175,405,324
--------------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.


      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.


    The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28,1997, 23.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.9% to 12.4% of total investments.

                       See notes to financial statements

Oregon Municipals Portfolio as of February 28, 1997
PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                    Value
--------------------------------------------------------------------------
Cogeneration -- 1.7%
--------------------------------------------------------------------------
 NR        NR       $2,000     Western Generation Agency
                               (Wauna Cogeneration)
                               (AMT), 7.40%, 1/1/16         $   2,105,580
--------------------------------------------------------------------------
                                                            $   2,105,580
--------------------------------------------------------------------------

Education -- 3.0%
--------------------------------------------------------------------------
 A2        NR       $1,000     City of Salem, Educational
                               Facilities (Willamette
                               University), 6.10%, 4/1/14   $   1,027,660

 NR        A+        2,750     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Reed College),
                               5.38%, 7/1/25                    2,637,910
--------------------------------------------------------------------------
                                                            $   3,665,570
--------------------------------------------------------------------------

Electric Utilities -- 6.9%
--------------------------------------------------------------------------
 A1        AA       $1,055     City of Eugene, Electric
                               Utility System, 5.75%,
                               8/1/16                       $   1,062,955

 A1        AA        1,500     City of Eugene, Electric
                               Utility System, 6.00%,
                               8/1/11                           1,544,955

 Aa1       AA-       4,000     City of Eugene, Trojan
                               Nuclear Power, 5.90%,
                               9/1/09/(1)/                      4,021,079

 A         A+          500     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               Variable, 1/1/20/(2)/              532,500

 Aa1       AA-       1,500     Northern Wasco County,
                               McNary Dam Fishway
                               Hydroelectric, Bonneville
                               Power Administration,
                               5.20%, 12/1/24                   1,404,840
--------------------------------------------------------------------------
                                                            $   8,566,329
--------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.9%
--------------------------------------------------------------------------
 A1        AAA      $2,000     City of Medford, Rogue
                               Valley Memorial Hospital,
                               6.25%, 12/1/07               $   2,226,160

 NR        A+        1,250     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Reed College),
                               6.75%, 7/1/21                    1,386,863
--------------------------------------------------------------------------
                                                            $   3,613,023
--------------------------------------------------------------------------

General Obligations -- 12.3%
--------------------------------------------------------------------------
 Aa        NR       $2,000     Lane County, City of
                               Eugene, School District,
                               5.38%, 7/1/13                $   1,979,480

 Baa1      A         2,000     Puerto Rico Public
                               Building Authority,
                               Guaranteed Public
                               Education and Health
                               Facilities, 5.75%, 7/1/15        1,994,220

 Aa        AA        1,000     State of Oregon, Board of
                               Higher Education, 6.00%,
                               10/15/18                         1,028,970

 Aa        AA        1,250     State of Oregon, Elderly
                               and Disabled Housing,
                               6.38%, 8/1/24                    1,332,313

 Aa        AA        5,110     State of Oregon, Elderly
                               and Disabled Housing,
                               (AMT), 5.65%, 8/1/26             5,026,962

 Aa        AA        1,225     State of Oregon, Veterans'
                               Welfare Bonds, 5.85%,
                               10/1/15                          1,249,635

 Aa        AA        1,500     State of Oregon, Veterans'
                               Welfare Bonds, 5.88%,
                               10/1/18                          1,528,335

 Aa        AA+       1,000     Tri-County Metropolitan
                               Transportation District,
                               Light Rail Extension,
                               6.00%, 7/1/12                    1,035,840
--------------------------------------------------------------------------
                                                            $  15,175,755
--------------------------------------------------------------------------

Hospitals -- 1.7%
--------------------------------------------------------------------------
 NR        A        $1,000     Benton County, Good
                               Samaritan Hospital
                               Corvallis, 6.25%, 10/1/09    $   1,023,860
--------------------------------------------------------------------------
 Aa3       AA        1,000     Clackamas County, Kaiser
                               Permanente, 6.25%, 4/1/21        1,047,000
--------------------------------------------------------------------------
                                                            $   2,070,860
--------------------------------------------------------------------------

Housing -- 20.7%
--------------------------------------------------------------------------
 Aaa       NR       $2,875     City of Portland Housing
                               Authority, Multifamily
                               Mortgage Revenue, Cherry
                               Blossom Apartments, (AMT),
                               6.20%, 12/20/36              $   2,910,190

 NR        A         1,750     City of Portland Housing
                               Authority, Multifamily
                               Mortgage Revenue,
                               Riverwood, 6.00%, 1/1/19         1,758,173

 Aa        NR        1,500     Oregon Housing and
                               Commerce Service
                               Manufacturer, 6.20%, 7/1/28      1,519,350

 Aa        NR        3,000     Oregon State Housing and
                               Community Services
                               Department, 6.00%, 7/1/27        3,007,050

 NR        A         1,000     Portland Oregon Housing
                               Authority, 6.00%, 1/1/27         1,005,070

 Aa        NR        2,500     State of Oregon Housing
                               and Community Services
                               Department, Multifamily
                               Mortgage Revenue, 6.88%,
                               7/1/28                           2,660,900

                        See notes to financial statements

Oregon Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                    Value
--------------------------------------------------------------------------


Housing (continued)
--------------------------------------------------------------------------
 Aa        NR       $1,455     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, 5.38%,
                               7/1/17                       $   1,411,990

 Aa        NR        2,000     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.20%, 7/1/27                    2,024,160

 Aa        NR        3,500     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.38%, 7/1/27                    3,571,855

 Aa        NR        2,000     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.40%, 7/1/26                    2,042,240

 Aa        NR        2,500     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.45%, 7/1/26                    2,564,200

 Aa        NR        1,055     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.80%, 7/1/27                    1,096,525
--------------------------------------------------------------------------
                                                            $  25,571,703
--------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control
Revenue -- 8.5%
--------------------------------------------------------------------------
 Baa2      BBB-     $3,500     Oregon Economic
                               Developments Authority,
                               Georgia Pacific, (AMT),
                               6.35%, 8/1/25                $   3,574,304

 NR        BBB-      5,000     Port of Astoria, Pollution
                               Control Revenue, James
                               River 6.55%, 2/1/15/(1)/         5,111,749

 NR        NR          750     Port of Portland, Ash
                               Grove Cement Company,
                               7.25%, 10/1/09                     793,290

 NR        NR        1,000     Port of Portland, North
                               Portland Crown Zellerbach
                               Corporation, 6.13%, 5/15/08      1,000,320
--------------------------------------------------------------------------
                                                            $  10,479,663
--------------------------------------------------------------------------

Insured Education -- 2.1%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Lewis and Clark
                               College) (MBIA), 6.00%,
                               10/1/13                      $   1,052,430

 Aaa       AAA      $1,500     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Lewis and Clark
                               College) (MBIA), 6.13%,
                               10/1/24                      $   1,569,630
--------------------------------------------------------------------------
                                                            $   2,622,060
--------------------------------------------------------------------------



Insured Electric Utilities -- 4.1%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Eugene, Electric
                               Utility Revenue, (FSA),
                               5.60%, 8/1/16                $   1,002,490

 Aaa       AAA       1,000     City of Eugene, Electric
                               Utility Revenue, (MBIA),
                               5.80%, 8/1/22                    1,019,210

 Aaa       AAA         500     Commonwealth of Puerto
                               Rico Electric Power
                               Authority STRIPES (FSA),
                               Variable, 7/1/03/(2)/              552,500

 Aaa       AAA       1,600     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               (MBIA), Variable,
                               1/16/15/(2)/                     1,548,000

 Aaa       AAA       1,000     Emerald People's Utility
                               District, Electric System,
                               (AMBAC), 5.75%, 11/1/16          1,014,460
--------------------------------------------------------------------------
                                                            $   5,136,660
--------------------------------------------------------------------------


Insured General Obligations -- 3.3%
--------------------------------------------------------------------------
 Aaa       AAA      $2,000     Commonwealth of Puerto
                               Rico, Public Improvement
                               Bonds, (AMBAC), Variable,
                               7/1/15/(2)/                  $   2,075,000

 Aaa       AAA       1,000     Multnomah County, Parkrose
                               School District, (FGIC),
                               5.70%, 12/1/09                   1,040,220

 Aaa       AAA       1,000     Yamhill, Clackamas and
                               Washington Counties,
                               Newberg School District,
                               (FSA), 5.50%, 6/1/10             1,018,770
--------------------------------------------------------------------------
                                                            $   4,133,990
--------------------------------------------------------------------------


Insured Hospitals -- 1.6%
--------------------------------------------------------------------------
 Aaa       AAA      $3,630     Oregon Health Science
                               University, Capital
                               Appreciation, (MBIA), 0%,
                               7/1/21                       $     915,486

 Aaa       AAA       1,000     Western Lane Hospital
                               District Authority,
                               Sisters of Saint Joseph of
                               Peace, (MBIA), 5.75%,
                               8/1/19                           1,007,540
--------------------------------------------------------------------------
                                                            $   1,923,026
--------------------------------------------------------------------------

                       See notes to financial statements

Oregon Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                    Value
--------------------------------------------------------------------------


Insured Lease Revenue / Certificates of Participation -- 6.2%
--------------------------------------------------------------------------
 Aaa       AAA      $2,000     Oregon State Department of
                               Administration Services
                               Certificates, 5.75%, 5/1/17  $   2,026,720

 Aaa       AAA       1,700     State of Oregon,
                               Department of
                               Administration, (MBIA),
                               5.50%, 11/1/20                   1,676,608

 Aaa       AAA       1,000     State of Oregon,
                               Department of
                               Administration, (MBIA),
                               5.70%, 5/1/16                    1,013,860

 Aaa       AAA       1,250     State of Oregon,
                               Department of General
                               Services, Real Property
                               Financing Program,
                               (AMBAC), 6.25%, 9/1/15           1,318,213

 Aaa       AAA       1,500     State of Oregon,
                               Department of General
                               Services, Real Property
                               Financing Program, (MBIA),
                               6.25%, 11/1/19/(1)/              1,578,180
--------------------------------------------------------------------------
                                                            $   7,613,581
--------------------------------------------------------------------------


Insured Special Tax Revenue -- 0.2%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Portland, Arena
                               Natural Gas Tax Revenue
                               (AMBAC), 0.00%, 6/1/17       $     302,270
--------------------------------------------------------------------------
                                                            $     302,270
--------------------------------------------------------------------------


Insured Transportation -- 5.4%
--------------------------------------------------------------------------
 Aaa       AAA      $1,500     Oregon Department of
                               Transportation, Westside
                               Light Rail, (MBIA), 6.25%,
                               6/1/09                       $   1,626,615

 Aaa       AAA       1,000     Port of Portland, Portland
                               International Airport,
                               (AMBAC), (AMT), 6.25%,
                               7/1/18                           1,039,880

 Aaa       AAA       1,250     Port of Portland, Portland
                               International Airport,
                               (AMT), (FGIC), 5.75%,
                               7/1/25                           1,242,100

 Aaa       AAA       2,750     Port of Portland, Portland
                               International Airport,
                               (AMT), (FGIC), 6.00%,
                               7/1/23                           2,790,948
--------------------------------------------------------------------------
                                                            $   6,699,543
--------------------------------------------------------------------------


Insured Water and Sewer -- 5.4%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Beaverton,
                               Washington County, Water
                               Revenue, (FSA), 6.13%,
                               6/1/14                       $   1,053,140

 Aaa       AAA       1,500     City of Portland, Sewer
                               System, (FGIC), 6.00%,
                               10/1/12                          1,570,095


 Aaa       AAA      $1,000     South Fork Water Board,
                               First Lien Water Revenue,
                               (FSA), 6.00%, 2/1/14         $   1,044,390

 Aaa       AAA       1,500     Washington County, Unified
                               Sewerage Agency, (AMBAC),
                               6.13%, 10/1/12                   1,581,705

 Aaa       AAA       1,375     Washington County, Unified
                               Sewerage Agency, Senior
                               Lien, (AMBAC), 6.13%,
                               10/1/12                          1,449,896
--------------------------------------------------------------------------
                                                            $   6,699,226
--------------------------------------------------------------------------


Lease Revenue/Certificates of Participation -- 1.2%
--------------------------------------------------------------------------
 Aa        A        $1,500     Mulmomah County, Juvenile
                               Justice Complex, 6.00%,
                               8/1/12                       $   1,539,645
--------------------------------------------------------------------------
                                                            $   1,539,645
--------------------------------------------------------------------------


Pooled Loans -- 1.2%
--------------------------------------------------------------------------
 A1        NR       $1,500     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Oregon Coast
                               Aquarium), 5.25%, 10/1/13    $   1,458,660
--------------------------------------------------------------------------
                                                            $   1,458,660
--------------------------------------------------------------------------


Special Tax Revenue -- 7.5%
--------------------------------------------------------------------------
 A         NR       $1,000     City of Portland, Urban
                               Renewal and Redevelopment
                               Bonds Downtown Waterfront,
                               6.40%, 6/1/08                $   1,061,800

 Baa1      A         1,250     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                    1,110,563

 Baa1      A         1,720     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20                    1,596,590

 Baa1      A           500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               6.38%, 7/1/08                      534,080

 Baa1      A         2,000     Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/17                    1,929,860

 A1        AA+       3,000     Tri-County Metropolitan
                               Transportation District,
                               Limited Tax Pledge, 5.70%,
                               8/1/13                           3,027,930
--------------------------------------------------------------------------
                                                            $   9,260,823
--------------------------------------------------------------------------

                       See notes to financial statements

Oregon Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                    Value
--------------------------------------------------------------------------


Transportation -- 1.2%
--------------------------------------------------------------------------
 Baa3      BB+      $1,500     Port of Portland, Special
                               Obligation Revenue Bonds
                               (Delta Airlines
                               Incorporated) (AMT),
                               6.20%, 9/1/22                $   1,497,885
--------------------------------------------------------------------------
                                                            $   1,497,885
--------------------------------------------------------------------------


Water and Sewer -- 2.9%
--------------------------------------------------------------------------
 A         A+       $1,500     City of Gresham, Water
                               Revenue, 5.20%, 11/1/10      $   1,488,300

 NR        A+        2,000     Clackamus County, Water
                               Revenue, 6.38%, 10/1/14          2,129,740
--------------------------------------------------------------------------
                                                            $   3,618,040
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $118,050,031)                          $ 123,753,892
--------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

    AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 28.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.0% to 12.1% of total investments.


                       See notes to financial statements

South Carolina Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                      Value
-------------------------------------------------------------------------
Education -- 2.7%
-------------------------------------------------------------------------
 NR        A        $1,500     South Carolina Education
                               Authority, Student Loan,
                               (AMT), 6.30%, 9/1/08          $ 1,536,150
-------------------------------------------------------------------------
                                                             $ 1,536,150
-------------------------------------------------------------------------

Electric Utilities -- 10.5%
-------------------------------------------------------------------------
 A1        A-1+     $1,650     Berkeley County, SC
                               Electric and Gas Company,
                               6.50%, 10/1/14                $ 1,777,578

 Aa        A+        1,000     South Carolina Public
                               Service Authority, 5.13%,
                               1/1/32                            901,480

 Baa1      BBB+      4,000     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17        1,248,680

 Baa1      BBB+      1,400     Puerto Rico Electric Power
                               Authority, 6.25%, 7/1/17        1,456,168

 Baa1      BBB+        500     Puerto Rico Electric Power
                               Authority, 6.38%, 7/1/24          528,775
-------------------------------------------------------------------------
                                                             $ 5,912,681
-------------------------------------------------------------------------

Hospitals -- 5.3%
-------------------------------------------------------------------------
 Aa        AA-      $1,500     Greenville, SC Hospital
                               System (Board of Trustees),
                               5.25%, 5/1/17                 $ 1,432,530

 Baa1      NR        1,500     Horry County, SC (Conway
                               Hospital), 6.75%, 7/1/12        1,551,030
-------------------------------------------------------------------------
                                                             $ 2,983,560
-------------------------------------------------------------------------

Housing -- 14.0%
-------------------------------------------------------------------------
 NR        AA-      $1,780     South Carolina Housing
                               Finance Authority ,
                               Multifamily Mortgage
                               Revenue (Runaway Bay
                               Apartment), 6.20%, 12/1/20    $ 1,789,505

 NR        BBB+      1,000     South Carolina Housing
                               Finance Authority,
                               Multifamily Mortgage
                               Revenue (Hunting Ridge)
                               (AMT), 6.75%, 6/1/25            1,035,850

 NR        AA          980     South Carolina Housing
                               Finance Authority,
                               Multifamily Mortgage
                               Revenue (Westbury Place),
                               6.05%, 7/1/27                     985,370

 Aa        AA        1,500     South Carolina Housing
                               Finance Authority, Single
                               Family Mortgage Revenue,
                               6.38%, 7/1/16                   1,540,710

 Aa        NR        1,500     South Carolina Housing
                               Finance Authority, Single
                               Family Mortgage Revenue,
                               6.45%, 7/1/17                   1,549,755

 Aa        NR       $1,000     South Carolina Housing
                               Finance Authority, Single
                               Family Mortgage Revenue,
                               (AMT), 6.75%, 7/1/26            1,038,450
-------------------------------------------------------------------------
                                                             $ 7,939,640
-------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 30.5%
-------------------------------------------------------------------------
 Baa2      BBB      $1,890     Aiken County, SC Industrial
                               Development Board (Beloit
                               Corporation), 6.00%, 12/1/11  $ 1,944,356

 NR        BBB+      1,500     Chester County, SC, 7.35%,
                               2/1/14                          1,596,135

 A2        A         2,500     Darlington County, SC,
                               6.00%, 4/1/26                   2,526,875

 A1        AA-       1,500     Darlington County, SC
                               (Nucor Corporation) (AMT),
                               5.75%, 8/1/23                   1,504,590

 A2        A           500     Darlington County, SC
                               (Sonoco Products) (AMT),
                               6.13%, 6/1/25                     512,340

 A2        A-1+      1,500     Darlington County, SC Power
                               and Light Company, 6.60%,
                               11/1/10                         1,638,030

 Aa3       AA-         500     Florence County, SC (E.I.
                               du Pont de Nemours), 6.35%,
                               7/1/22                            530,835

 NR        NR          565     Florence County, SC (Stone
                               Container Company), 7.38%,
                               2/1/07                            593,753

 A1        A-        2,665     Richland County, SC (Union
                               Camp Corporation) (AMT),
                               6.75%, 5/1/22                   2,823,941

 NR        NR        1,500     Spartanburg County, SC
                               Solid Waste (Bavarian Motor
                               Works Corporation) (AMT),
                               7.55%, 11/1/24                  1,639,230

 A2        A+        2,000     York County, SC (Hoechst
                               Celanese Corporation)
                               (AMT), 5.70%, 1/1/24            1,966,620
-------------------------------------------------------------------------
                                                             $17,276,705
-------------------------------------------------------------------------

Insured Electric Utilities -- 10.0%
-------------------------------------------------------------------------
 Aaa       AAA      $  300     Piedmont Municipal Power
                               Agency, (MBIA), 6.25%,
                               1/1/09                        $   331,626

 Aaa       AAA       1,000     Piedmont Municipal Power
                               Agency, (MBIA), 6.30%,
                               1/1/14                          1,062,410

 Aaa       AAA       1,000     South Carolina Public
                               Service Authority, 6.25%,
                               1/1/22                          1,061,810

 Aaa       AAA       1,250     South Carolina Public
                               Service Authority (AMBAC),
                               6.38%, 7/1/21                   1,332,713

 Aaa       AAA       1,000     South Carolina Public
                               Service Authority (MBIA),
                               5.13%, 1/1/32                     907,000

 Aaa       AAA       1,000     South Carolina Public
                               Service Authority (Santee
                               Cooper) (AMBAC), 5.00%,
                               1/1/14                            947,050
-------------------------------------------------------------------------
                                                             $ 5,642,609
-------------------------------------------------------------------------

                       See notes to financial statements

South Carolina Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                      Value
-------------------------------------------------------------------------
Insured General Obligations -- 1.9%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Berkeley County, SC School
                               District, (AMBAC), 6.30%,
                               2/1/16                        $ 1,072,900
-------------------------------------------------------------------------
                                                             $ 1,072,900
-------------------------------------------------------------------------

Insured Hospitals -- 13.4%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Florence County, SC (McLeod
                               Medical Center) (FGIC),
                               5.25%, 11/1/09                $   999,920

 Aaa       AAA       1,500     Greenwood County, Self
                               Memorial Hospital, (FGIC),
                               5.88%, 10/1/17                  1,517,040

 Aaa       AAA         300     Lexington County Health
                               Services District (FSA),
                               6.75%, 10/1/18                    327,426

 Aaa       AAA       3,000     South Carolina Jobs
                               Economic Development
                               Authority (Anderson Area
                               Medical Center) (MBIA),
                               5.25%, 2/1/26                   2,811,630

 Aaa       AAA       1,000     South Carolina Jobs
                               Economic Development
                               Authority (Baptist
                               Hospital) (AMBAC),
                               Variable, 8/1/15 /(1)/            930,000

 NR        AAA       1,000     South Carolina Jobs
                               Economic Development,
                               Oconee Memorial Hospital
                               (CLI), 6.15%, 3/1/25            1,023,620
-------------------------------------------------------------------------
                                                             $ 7,609,636
-------------------------------------------------------------------------

Insured Lease Revenue / Certificates of
Participation -- 6.5%
-------------------------------------------------------------------------
 Aaa       AAA      $  955     Charleston County, SC
                               (MBIA), 7.00%, 6/1/19         $ 1,109,691

 Aaa       AAA         500     Charleston County, SC,
                               (MBIA), 6.10%, 6/1/11             528,135

 Aaa       AAA          45     Charleston County, SC,
                               (MBIA), 7.00%, 6/1/19              50,709

 Aaa       AAA       1,000     Florence County, SC Law
                               Center, (AMBAC), 6.00%,
                               3/1/14                          1,037,600

 Aaa       AAA         900     North Charleston, SC
                               (Coliseum Capital
                               Improvements) (FGIC),
                               6.00%, 1/1/11                     941,391
-------------------------------------------------------------------------
                                                             $ 3,667,526
-------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 4.6%
-------------------------------------------------------------------------
 Baa       NR       $  750     Lexington School District,
                               6.90%, 7/1/08                 $   815,355

 Baa1      BBB+      1,750     Myrtle Beach Convention
                               Center, 6.88%, 7/1/17           1,813,945
-------------------------------------------------------------------------
                                                             $ 2,629,300
-------------------------------------------------------------------------

Pooled Loans -- 0.6%
-------------------------------------------------------------------------
 NR        A+       $  300     South Carolina Resource
                               Authority, Local Government
                               Program, 7.00%, 4/1/13        $   311,184
-------------------------------------------------------------------------
                                                             $   311,184
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $53,154,856)                            $56,581,891
-------------------------------------------------------------------------

/(1)/ Security has been issued as an inverse floater bond.

      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 31.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 14.7% of total investments.


                       See notes to financial statements

Tennessee Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                      Value
------------------------------------------------------------------------
Education -- 1.9%
------------------------------------------------------------------------
Baa3       NR        $1,000    Nashville and Davidson County
                               (Belmont University), 6.40%,
                               12/1/19                       $ 1,019,860
------------------------------------------------------------------------
                                                             $ 1,019,860
------------------------------------------------------------------------

Escrowed/Prerefunded -- 2.8%
------------------------------------------------------------------------
Aaa        AAA       $1,500    Shelby County (Lebonheur
                               Children's Hospital)
                               (MBIA), 5.50%, 8/15/12         $1,548,675
------------------------------------------------------------------------
                                                             $ 1,548,675
------------------------------------------------------------------------

General Obligations -- 5.3%
------------------------------------------------------------------------
Aa         AA        $1,000    Metropolitan Government
                               Nashville and Davidson
                               County, 5.88%, 5/15/21        $ 1,019,650

Baa1       A          1,000    Puerto Rico Aqueduct and
                               Sewer Authority, 5.00%,
                               7/1/15                            923,600

Aa         AA+        1,000    Shelby County, 5.13%, 3/1/16      958,850
------------------------------------------------------------------------
                                                             $ 2,902,100
------------------------------------------------------------------------

Hospitals -- 4.4%
------------------------------------------------------------------------
Baa1       NR        $  500    City of Clarksville,
                               Clarksville Memorial,
                               6.25%, 7/1/08                 $   515,235

Baa1       NR           500    City of Clarksville,
                               Clarksville Memorial,
                               6.38%, 7/1/18                     506,390

Baa1       BBB+         250    Knox County (East Tennessee
                               Children's), 6.50%, 10/1/12       255,225

NR         A-         1,000    Sumner County, Sumner
                               Regional Health Systems,
                               7.50%, 11/1/14                  1,109,970
------------------------------------------------------------------------
                                                             $ 2,386,820
------------------------------------------------------------------------

Housing -- 15.0%
------------------------------------------------------------------------
NR         A         $  750    Knoxville Community
                               Development Corporation
                               (Clinton Towers), 6.65%,
                               10/15/10                      $   778,035

NR         AAA          500    Knoxville Community
                               Development Corporation
                               (Morningside Gardens)
                               (GNMA), 6.10%, 7/20/20            505,520

NR         A          1,500    Nashville and Davidson
                               County (The Park at
                               Hermitage), 5.90%, 2/1/19       1,472,790

Aa2        AA           445    Tennessee Housing
                               Development Agency,
                               Homeownership Program,
                               6.80%, 7/1/17                     465,305

Aa         AA        $1,000    Tennessee Housing
                               Development Agency,
                               Homeownership Program,
                               (AMT), 5.75%, 7/1/24          $   978,340

A1         A+         2,000    Tennessee Housing
                               Development Agency,
                               Mortgage Finance Program,
                               5.85%, 7/1/13                   2,019,120

A1         A+         2,000    Tennessee Housing
                               Development Agency,
                               Mortgage Finance Program,
                               5.95%, 7/1/28                   2,014,180
------------------------------------------------------------------------
                                                             $ 8,233,290
------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 25.8%
------------------------------------------------------------------------
Aa3        AA        $1,000    City of Chattanooga, (E.I.
                               du Pont de Nemours and
                               Company), 6.35%, 7/1/22       $ 1,068,340

Baa3       BB+        1,250    Commonwealth of Puerto Rico
                               Port Authority (American
                               Airlines) (AMT), 6.25%,
                               6/1/26                          1,287,238

Aa3        AA-        1,000    Humphreys County, (E.I. du
                               Pont de Nemours and
                               Company), (AMT), 6.70%,
                               5/1/24                          1,075,530

Aa2        AA         2,000    Loudon County
                               (Kimberly-Clark
                               Corporation) (AMT), 6.20%,
                               2/1/23/(1)/                     2,044,660

A3         A-         2,750    Maury County (Saturn
                               Corporation), 6.50%, 9/1/24     2,899,242

Baa1       BBB        1,500    McMinn County (Calhoun
                               Newsprint Company) (AMT),
                               7.40%, 12/1/22                  1,620,525

Baa2       BBB        1,500    Memphis-Shelby County
                               Airport Authority (Federal
                               Express Corporation),
                               6.75%, 9/1/12                   1,601,595

Baa2       BBB        1,000    Memphis-Shelby County
                               Airport Authority (Federal
                               Express Corporation) (AMT),
                               6.20%, 7/1/14                   1,011,500

NR         BBB+         500    Nashville and Davidson
                               County (Osco Treatment
                               Systems) (AMT), 6.00%,
                               5/1/03                            511,240

A3         NR         1,000    South Fulton County,
                               Foods Company), 6.40%,
                               10/1/20                         1,027,560
------------------------------------------------------------------------
                                                             $14,147,430
------------------------------------------------------------------------

Insured Education -- 8.6%
------------------------------------------------------------------------
Aaa        AAA       $1,500    Jackson, TN Health,
                               Education and Housing
                               (Lambuth University) (FSA),
                               5.90%, 9/1/20                 $ 1,511,085

 Aaa       AAA        1,000    Metropolitan Nashville
                               Health and Education
                               (Meharry Medical College)
                               (AMBAC), 5.00%, 12/1/24           913,930

                       See notes to financial statements

Tennessee Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                      Value
------------------------------------------------------------------------

Insured Education (continued)
------------------------------------------------------------------------
Aaa       AAA        $1,230    Metropolitan Nashville
                               Health and Education
                               (Meharry Medical College)
                               (AMBAC), 6.00%, 12/1/19       $ 1,306,678

Aaa       AAA         1,000    Tennessee State School Bond
                               Authority, (MBIA), 5.50%,
                               5/1/26                            975,100
------------------------------------------------------------------------
                                                             $ 4,706,793
------------------------------------------------------------------------

Insured Electric Utilities -- 7.7%
------------------------------------------------------------------------
Aaa       AAA        $  750    City of Dickson, Electric
                               System Revenues (MBIA),
                               5.50%, 9/1/16                 $   738,975

Aaa       AAA         1,000    City of Lawrenceburg
                               Electric Revenues (MBIA),
                               5.50%, 7/1/26                     975,050

Aaa       AAA         1,000    City of Lawrenceburg
                               Electric Revenues (MBIA),
                               6.63%, 7/1/18                   1,143,620

Aaa       AAA           400    Commonwealth of Puerto Rico
                               Electric Power Authority
                               STRIPES (FSA), Variable,
                               7/1/03 /(2)/                      442,000

Aaa       AAA         1,000    Madison County Suburban
                               Utility District, (MBIA),
                               5.00%, 2/1/19                     928,900
------------------------------------------------------------------------
                                                             $ 4,228,545
------------------------------------------------------------------------

Insured General Obligations -- 0.6%
------------------------------------------------------------------------
NR        AAA        $  300    Commonwealth of Puerto
                               Rico, Public Improvement
                               Bonds, (AMBAC), Variable,
                               7/1/15 /(2)/                  $   311,250
------------------------------------------------------------------------
                                                             $   311,250
------------------------------------------------------------------------

Insured Hospitals -- 7.6%
------------------------------------------------------------------------
Aaa       AAA        $  500    City of Bristol, Bristol
                               Memorial, (FGIC), 6.75%,
                               9/1/10                         $  573,750

Aaa       AAA           250    City of Chattanooga,
                               Memorial Hospital, (MBIA),
                               6.63%, 9/1/09                     284,315

Aaa       AAA         1,500    City of Johnson, Johnson
                               City Medical Center,
                               (MBIA), 5.00%, 7/1/13           1,439,220

Aaa       AAA         2,000    Knox County, Fort Sanders
                               Alliance Obligated Group,
                               (MBIA), 5.25%, 1/1/23           1,867,380
------------------------------------------------------------------------
                                                             $ 4,164,665
------------------------------------------------------------------------

Insured Housing -- 2.0%
------------------------------------------------------------------------
Aaa       AAA        $1,000    Knox County, SCA Realty
                               Multifamily Mortgage
                               Receipts, (FSA), 7.12%,
                               1/1/30                        $ 1,086,160
------------------------------------------------------------------------
                                                             $ 1,086,160
------------------------------------------------------------------------

Insured Special Tax Revenue -- 2.0%
------------------------------------------------------------------------
Aaa       AAA        $1,000    City of Johnson, School
                               District Sales Tax, (AMBAC),
                               6.70%, 5/1/21                 $ 1,111,730
------------------------------------------------------------------------
                                                             $ 1,111,730
------------------------------------------------------------------------

Insured Transportation -- 2.0%
------------------------------------------------------------------------
Aaa       AAA        $1,000    Memphis-Shelby County
                               Airport Authority (MBIA)
                               (AMT), 6.50%, 2/15/08         $ 1,108,110
------------------------------------------------------------------------
                                                             $ 1,108,110
------------------------------------------------------------------------

Insured Water and Sewer -- 2.5%
------------------------------------------------------------------------
Aaa       AAA        $  350    Nashville and Davidson
                               County, Water System
                               (AMBAC), Variable,
                               1/1/22/(2)/                   $   364,000

Aaa       AAA        1,000     Nashville and Davidson
                               County, Water System,
                               (FGIC), 5.20%, 1/1/13             992,150
------------------------------------------------------------------------
                                                             $ 1,356,150
------------------------------------------------------------------------

Miscellaneous -- 0.9%
------------------------------------------------------------------------
NR        NR         $  500    Hardeman County,
                               Correctional Facilities
                               Corporation, 7.75%, 8/1/17    $   499,700
------------------------------------------------------------------------
                                                             $   499,700
------------------------------------------------------------------------

Nursing Homes -- 1.9%
------------------------------------------------------------------------
NR        A+         $1,000    Tennessee State Veterans'
                               Homes Board, Humboldt,
                               6.65%, 2/1/14                 $ 1,063,440
------------------------------------------------------------------------
                                                             $ 1,063,440
------------------------------------------------------------------------

Pooled Loans -- 3.5%
------------------------------------------------------------------------
NR        A-        $1,200     Tennessee Local Development
                               Authority, Community
                               Provider, 6.55%, 10/1/23      $ 1,252,416

A         AA-          700     Tennessee Local Development
                               Authority, State Loan
                               Program, 5.00%, 3/1/15            657,650
------------------------------------------------------------------------
                                                             $ 1,910,066
------------------------------------------------------------------------

Special Tax Revenue -- 2.6%
------------------------------------------------------------------------
Baa1      A          $1,575    Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 5.00%, 7/1/36      $ 1,399,309
------------------------------------------------------------------------
                                                             $ 1,399,309
------------------------------------------------------------------------

                       See notes to financial statements

Tennessee Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                      Value
------------------------------------------------------------------------
------------------------------------------------------------------------
Transportation -- 1.9%
------------------------------------------------------------------------
NR        BBB        $1,000    Guam Airport Authority
                               (AMT), 6.70%, 10/1/23         $ 1,035,200
------------------------------------------------------------------------
                                                             $ 1,035,200
------------------------------------------------------------------------

Water and Sewer -- 1.0%
------------------------------------------------------------------------
NR        BBB+       $  250    Hamilton County, Eastside
                               Utility District, 6.50%,
                               11/1/05                       $   265,155

NR        BBB+          250    Hamilton County, Eastside
                               Utility District, 6.75%,
                               11/1/11                           262,893
------------------------------------------------------------------------
                                                             $   528,048
------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
    (identified cost $52,515,401)                            $54,747,341
------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
      Minimum Tax.

The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 33.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.9% to 20.1% of total investments.



                        See notes to financial statements

Virginia Municipals Portfolio as of February 28, 1997
PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)   Principal
--------------------
                      Amount
           Standard   000
Moody's    & Poor's   (omitted)  Security                   Value
---------------------------------------------------------------------------
Education -- 6.4%
---------------------------------------------------------------------------
 NR        A-       $2,000     City of Lynchburgh
                               (Randolph-Macon Woman's
                               College), 5.88%, 9/1/23      $   2,013,280

 Baa2      NR        2,220     Rockingham County,
                               Industrial Development
                               Authority, (Bridgewater
                               College), 5.95%, 10/1/13         2,188,809

 NR        A-        1,570     Virginia College Building
                               Authority, (Hampden-Sydney
                               College), 6.60%, 9/1/16          1,664,326

 NR        A+        1,000     Virginia College Building
                               Authority, (Hampton
                               University), 5.75%, 4/1/14       1,005,400

 NR        A+          400     Virginia College Building
                               Authority, (Hampton
                               University), 6.50%, 4/1/08         429,788

 NR        BBB-      1,150     Virginia College Building
                               Authority, (Marymount
                               University), 7.00%, 7/1/12       1,218,402

 NR        BBB-      2,200     Virginia College Building
                               Authority, (Marymount
                               University), 7.00%, 7/1/22       2,324,190
---------------------------------------------------------------------------
                                                            $  10,844,195
---------------------------------------------------------------------------

Electric Utilities -- 1.2%
---------------------------------------------------------------------------
 Baa1      BBB+     $3,000     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17     $     936,510

 NR        NR        1,000     Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                           1,065,210
---------------------------------------------------------------------------
                                                            $   2,001,720
---------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.1%
---------------------------------------------------------------------------
 Aaa       NR       $1,000     Arlington County,
                               Industrial Development
                               Authority, (Arlington
                               Hospital), 7.12%, 9/1/21     $   1,125,890

 A         NR          500     Augusta County, Industrial
                               Development Authority
                               (Augusta Hospital), 7.00%,
                               9/1/21                             558,130

 NR        A+        1,700     City of Virginia Beach,
                               Water and Sewer System,
                               6.63%, 2/1/17                    1,885,232
---------------------------------------------------------------------------
                                                            $   3,569,252
---------------------------------------------------------------------------

General Obligations -- 1.3%
---------------------------------------------------------------------------
 Baa1      A        $  350     Commonwealth of Puerto
                               Rico, 0%, 7/1/04             $     246,194

 Aaa       AAA      $1,000     Fairfax County, 5.63%,
                               6/1/14                       $   1,018,080

 Aa        AA        1,000     Roanoke County, VA, 5.00%,
                               6/1/21                             922,700
---------------------------------------------------------------------------
                                                            $   2,186,974
---------------------------------------------------------------------------

Hospitals -- 17.5%
---------------------------------------------------------------------------
 A         NR       $3,800     Albermarle County,
                               Industrial Development
                               Authority, (Martha
                               Jefferson Hospital),
                               5.50%, 10/1/20               $   3,642,452

 A2        NR          315     Chesapeake Hospital
                               Authority (Chesapeake
                               General Hospital), 7.60%,
                               7/1/00                             338,285

 A2        A         1,250     City of Martinsville
                               (Memorial Hospital of
                               Martinsville and Henry
                               County), 7.00%, 1/1/06           1,314,675

 Aa2       AA        2,910     Faifax County, Industrial
                               Development Authority,
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/14       2,763,598

 Aa2       AA        2,000     Faifax County, Industrial
                               Development Authority,
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/15       1,889,340

 Aa2       AA        2,500     Faifax County, Industrial
                               Development Authority,
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/23       2,286,150

 Aa2       AA        1,000     Faifax County, Industrial
                               Development Authority,
                               (Inova Health System
                               Hospitals), 6.00%, 8/15/26       1,011,960

 NR        A-        2,000     Medical College of Hampton
                               Roads, 6.88%, 11/15/11           2,147,460

 Aa2       AA        3,000     Norfolk County, Industrial
                               Development Authority,
                               (Sentara Health System),
                               5.00%, 11/1/20                   2,734,170

 Aa2       AA-       3,500     Peninsula Ports Authority
                               of Virginia, (Riverside
                               Health System), 6.63%,
                               7/1/10                           3,763,375

 A2        NR        2,400     Prince William County,
                               Industrial Development
                               Authority, (Potomac
                               Hospital), 6.85%, 10/1/25        2,566,776

 Aa2       AA        3,000     Virginia Beach Development
                               Authority, Sentara Bayside
                               Hospital, 6.60%, 11/1/09         3,203,100

 A3        NR        1,000     Washington County,
                               Industrial Development
                               Authority, (Johnston
                               Memorial Hospital), 6.00%,
                               7/1/14                           1,009,490

                       See notes to financial statements

Virginia Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                   Value
---------------------------------------------------------------------------

Hospitals (continued)
---------------------------------------------------------------------------
 A3        NR       $1,060     Washington County,
                               Industrial Development
                               Authority, (Johnston
                               Memorial Hospital), 7.00%,
                               7/1/22                       $   1,137,528
---------------------------------------------------------------------------
                                                            $  29,808,359
---------------------------------------------------------------------------

Housing -- 10.8%
---------------------------------------------------------------------------
 NR        AA       $  770     Fairfax County
                               Redevelopment and Housing
                               Authority, 5.50%, 6/1/17     $     754,731
 NR        AAA       1,250     Fairfax County
                               Redevelopment and Housing
                               Authority, Multifamily
                               Mortgage Revenue (FHA),
                               7.00%, 5/1/26                    1,325,838
 NR        AAA       1,000     Hampton Redevelopment and
                               Housing Authority, Senior
                               Living, (GNMA), 6.00%,
                               1/20/26                          1,011,800
 NR        AAA       1,800     Suffolk Redevelopment and
                               Housing Authority (Prince
                               Williams Commons), (FNMA),
                               6.45%, 6/1/19                    1,846,026
 Aa1       AA+       3,500     Virginia Housing
                               Development Authority,
                               Multifamily Mortgage
                               Revenue, 7.05%, 5/1/18           3,711,330
 Aa        AA+       5,000     Virginia Housing
                               Development Authority,
                               Multifamily Mortgage
                               Revenue, (AMT), 6.75%,
                               7/1/21                           5,198,849
 Aa        NR        1,900     Virginia Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue, Variable,
                               7/1/04 /(1)/                     1,890,500
 Aa1       AA+       2,500     Virginia Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue, 6.85%, 1/1/15           2,627,550
---------------------------------------------------------------------------
                                                            $  18,366,624
---------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 12.3%
---------------------------------------------------------------------------
 Aa3       AA-      $2,190     City of Chesapeake
                               (Cargill Incorporated),
                               5.88%, 3/1/13                $   2,242,648
 A2        A+        2,000     City of Giles (Hoechst
                               Celanese Corporation),
                               6.45%, 5/1/26                    2,093,880
 A2        A+        1,500     City of Giles (Hoechst
                               Celanese Corporation),
                               (AMT), 5.95%, 12/1/25            1,522,695
 A2        A+        1,000     City of Giles (Hoechst
                               Celanese Corporation),
                               (AMT), 6.63%, 12/1/22            1,053,520
 Baa3      BB+       1,000     Commonwealth of Puerto
                               Rico Port Authority
                               (American Airlines) (AMT),
                               6.25%, 6/1/26                    1,029,790
 A3        A        $2,000     Henrico County (Browning
                               Ferris Incorporated),
                               (AMT), 5.45%, 1/1/14 /(2)/   $   1,992,000
 A1        A-        4,000     Isle of Wright County,
                               Industrial Development
                               Authority (Union Camp
                               Corporation), (AMT),
                               6.55%, 4/1/24                    4,237,520
 Baa3      BBB         980     West Point (Chesapeake
                               Corporation), 6.25%, 3/1/19      1,002,736
 Baa3      BBB       5,520     West Point (Chesapeake
                               Corporation), (AMT),
                               6.38%, 3/1/19                    5,647,014
---------------------------------------------------------------------------
                                                            $  20,821,803
---------------------------------------------------------------------------

Insured Electric Utilities -- 0.5%
---------------------------------------------------------------------------
 Aaa       AAA      $  900     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               (MBIA), Variable,
                               1/16/15 /(1)/                $     870,750
---------------------------------------------------------------------------
                                                            $     870,750
---------------------------------------------------------------------------

Insured General Obligations -- 4.5%
---------------------------------------------------------------------------
 Aaa       AAA      $8,350     City of Richmond, (FGIC),
                               5.00%, 1/15/21               $   7,688,930
---------------------------------------------------------------------------
                                                            $   7,688,930
---------------------------------------------------------------------------

Insured Hospitals -- 12.3%
---------------------------------------------------------------------------
 Aaa       AAA      $1,665     Arlington County,
                               Industrial Development
                               Authority (The Arlington
                               Hospital), (AMBAC), 5.00%,
                               9/1/21                       $   1,492,889
 Aaa       AAA       5,000     Augusta County, Industrial
                               Development Authority
                               (Augusta Hospital
                               Corporation), (AMBAC),
                               5.13%, 9/1/21                    4,582,749
 Aaa       AAA       2,500     Chesapeake Hospital
                               Authority (Chesapeake
                               General Hospital), (MBIA),
                               5.25%, 7/1/18                    2,337,050
 Aaa       AAA       1,500     City of Fredericksburg,
                               Industrial Development
                               Authority, (AMBAC), 5.25%,
                               6/15/23                          1,407,495
 Aaa       AAA       1,000     City of Roanoke (Franklin
                               Memorial Hospital and
                               Saint Albans Psychiatric
                               Hospital), (MBIA), 5.25%,
                               7/1/25                             923,200
 Aaa       AAA       5,000     City of Virginia Beach
                               (Virginia Beach Memorial
                               Hospital), (AMBAC), 5.13%,
                               2/15/18                          4,676,849

                        See notes to financial statements

Virginia Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                   Value
---------------------------------------------------------------------------

Insured Hospitals (continued)
---------------------------------------------------------------------------
 Aaa       AAA      $2,000     City of Winchester,
                               Industrial Development
                               Authority (Winchester
                               Medical Center), (AMBAC),
                               Variable, 1/21/14 /(1)/      $   2,312,500
 Aaa       AAA       1,500     Henrico County (Bon Secour
                               Health Systems), (MBIA),
                               6.25%, 8/15/20                   1,641,990
 Aaa       AAA       1,800     Roanoke County, VA
                               Industrial Development
                               Authority, (MBIA), 5.00%,
                               7/1/24                           1,606,968
---------------------------------------------------------------------------
                                                            $  20,981,690
---------------------------------------------------------------------------

Insured Transportation -- 3.3%
---------------------------------------------------------------------------
 Aaa       AAA      $4,625     Metropolitan Washington
                               Airports Authority,
                               (MBIA), (AMT), 5.75%,
                               10/1/20                      $   4,580,554
 Aaa       AAA       1,000     Richmond Metropolitan
                               Authority Expressway,
                               (FGIC), 6.38%, 7/15/16           1,071,830
---------------------------------------------------------------------------
                                                            $   5,652,384
---------------------------------------------------------------------------

Insured Water and Sewer -- 5.7%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Loudoun County Sanitation
                               Authority, (FGIC), 5.13%,
                               1/1/30                       $     924,010
 Aaa       AAA       2,000     Loudoun County Sanitation
                               Authority, (MBIA), 5.25%,
                               1/1/30                           1,846,060
 Aaa       AAA       1,000     Norfolk County Water and
                               Sewer Authority, (AMBAC),
                               5.25%, 11/1/13                     979,800
 Aaa       AAA       1,000     Roanoke County, VA Water
                               and Sewer Authority,
                               (FGIC), 5.00%, 7/1/21              901,700
 Aaa       AAA       1,750     Upper Occoquan Sewage
                               Authority, (FGIC), 5.00%,
                               7/1/15                           1,646,698
 Aaa       AAA       1,000     Upper Occoquan Sewage
                               Authority, (MBIA), 5.00%,
                               7/1/25                             913,200
 Aaa       AAA       2,700     Upper Occoquan Sewage
                               Authority, (MBIA), 5.15%,
                               7/1/20                           2,527,605
---------------------------------------------------------------------------
                                                            $   9,739,073
---------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 7.8%
---------------------------------------------------------------------------
 Aa        AA       $2,250     Fairfax County Economic
                               Development Authority,
                               Lease, Government Center
                               Properties, 5.25%, 11/15/18  $   2,128,613
 Aa        AA       $2,000     Fairfax County Economic
                               Development Authority,
                               Lease, Government Center
                               Properties, 5.50%, 5/15/14   $   1,968,140
 Aa        AA        2,000     Henrico County, Industrial
                               Development Authority,
                               Lease, 7.00%, 8/1/13             2,259,380
 Aa        AA        2,250     Henrico County, Industrial
                               Development Authority,
                               Lease, 7.12%, 8/1/21             2,560,748
 NR        NR        1,250     King George County, Lease,
                               7.00%, 12/15/12                  1,294,700
 A         NR        3,000     Rockingham and
                               Harrisonburg Counties,
                               Harrisonburg Redevelopment
                               and Housing Authority,
                               6.50%, 9/1/14                    3,103,230
---------------------------------------------------------------------------
                                                            $  13,314,811
---------------------------------------------------------------------------

Life Care -- 1.3%
---------------------------------------------------------------------------
 NR        NR       $2,000     Loudoun County, Industrial
                               Development Authority
                               (Falcons Landing), 8.75%,
                               11/1/24                      $   2,113,600
---------------------------------------------------------------------------
                                                            $   2,113,600
---------------------------------------------------------------------------

Nursing Homes -- 0.2%
---------------------------------------------------------------------------
 NR        NR       $  325     Covington-Allegheny
                               County, Industrial
                               Development Authority,
                               (Beverly Enterprise),
                               9.38%, 9/1/01                $     359,291
---------------------------------------------------------------------------
                                                            $     359,291
---------------------------------------------------------------------------

Solid Waste -- 1.9%
---------------------------------------------------------------------------
 A1        A+       $  915     Fairfax County Economic
                               Development Authority,
                               (Ogden Martin Systems of
                               Fairfax Incorporated),
                               (AMT), 7.75%, 2/1/11         $     983,469
 Baa1      A-        2,250     Southeastern Public
                               Service Authority, Solid
                               Waste Systems, (AMT),
                               6.00%, 7/1/13                    2,256,368
---------------------------------------------------------------------------
                                                            $   3,239,837
---------------------------------------------------------------------------

                       See notes to financial statements

Virginia Municipals Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                   Value
---------------------------------------------------------------------------

Special Tax Revenue -- 4.3%
---------------------------------------------------------------------------
 Baa1      A        $  500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/22                $     446,280
 Baa1      A         1,500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                    1,332,675
 NR        NR        4,000     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                          4,332,440
 Aa        AA        1,000     Virginia State
                               Transportation Board
                               Revenue, Route 28,
                               Variable, 4/1/18 /(1)/           1,138,750
---------------------------------------------------------------------------
                                                            $   7,250,145
---------------------------------------------------------------------------

Transportation -- 1.0%
---------------------------------------------------------------------------
 NR        BBB      $  400     Charlottesville-Albermarle
                               VA Airport Authority,
                               (AMT), 6.13%, 12/1/13        $     394,192
---------------------------------------------------------------------------
 Aa        A+        1,250     Virginia Port Authority
                               (AMT), 5.90%, 7/1/16             1,265,875
---------------------------------------------------------------------------
                                                            $   1,660,067
---------------------------------------------------------------------------

Water and Sewer -- 5.6%
---------------------------------------------------------------------------
 Aa        AA-      $3,595     Fairfax County, VA Water
                               Authority, 5.00%, 4/1/16     $   3,377,934
---------------------------------------------------------------------------
 Aa        AA-       2,000     Fairfax County, VA Water
                               Authority, 5.75%, 4/1/29         1,986,820
---------------------------------------------------------------------------
 Aa        AA-       1,000     Fairfax County, VA Water
                               Authority, Variable,
                               4/1/29 /(1)/                       990,000
---------------------------------------------------------------------------
 NR        AA        1,630     Virginia Resource
                               Authority (Campbell
                               Utilities), 5.13%, 10/1/19       1,542,127
---------------------------------------------------------------------------
 NR        AA        1,655     Virginia Resource
                               Authority (Hopewell Waste
                               Water), (AMT), 6.00%,
                               10/1/25                          1,668,439
---------------------------------------------------------------------------
                                                            $   9,565,320
---------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
    (identified cost $159,487,477)                          $170,034,825
---------------------------------------------------------------------------

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

      AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.


      The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1997, 26.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 7.2% to 10.1% of total investments.

                        See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited)
Statements of Assets and Liabilities

As of February 28, 1997


                                                         Alabama          Arkansas          Georgia             Kentucky
                                                        Portfolio        Portfolio         Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                    $100,675,836      $65,038,418     $  94,112,523        $ 121,126,820
    Unrealized appreciation                               5,553,238        2,618,702         5,481,836            6,791,267
------------------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                          $106,229,074      $67,657,120     $  99,594,359        $ 127,918,087
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                   $        535      $        26     $   1,054,410        $         353
Receivable for investments sold                                  --          155,000               --                   --
Interest receivable                                       1,715,665        1,028,258         1,408,661            1,975,225
Deferred organization expenses (Note 1D)                      1,407            2,923             2,224                1,177
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                           $107,946,681      $68,843,327     $ 102,059,654        $ 129,894,842
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                      $  1,429,275      $        --     $     484,541        $   1,225,595
Demand note payable (Note 5)                                 17,000          122,000               --             1,013,000
Payable for variation margin on open financial
    futures contracts (Note 1E)                              12,656            8,438            11,875               11,719
Payable to affiliate for Trustees' fees (Note 2)              1,500            1,500             1,500                1,500
Accrued expenses                                              9,670            9,184            10,304                8,240
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      $  1,470,101      $   141,122     $     508,220        $   2,260,054
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                          $106,476,580      $68,702,205     $ 101,551,434        $ 127,634,788
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                        $100,978,608      $66,120,347     $  95,901,568        $ 120,536,911
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                             5,497,972        2,581,858         5,649,866            7,097,877
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  $106,476,580      $68,702,205     $ 101,551,434        $ 127,634,788
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D
Statements of Assets and Liabilities

As of February 28, 1997


                                                           Louisiana              Maryland         Missouri        North Carolina
                                                           Portfolio              Portfolio        Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                      $32,863,537           $ 103,997,044      $ 75,521,959       $ 164,910,428
    Unrealized appreciation                                1,449,636               3,594,333         4,470,247          10,494,896
------------------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                            $34,313,173           $ 107,591,377      $ 79,992,206       $ 175,405,324
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                     $       700           $     671,400      $    476,794       $   1,749,061
Receivable for investments sold                                   --                     --                --            3,646,464
Interest receivable                                          635,079               1,541,326         1,045,247           2,689,273
Deferred organization expenses (Note 1D)                       2,668                   1,589             1,258               3,279
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             $34,951,620           $ 109,805,692      $ 81,515,505       $ 183,493,401
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                        $        --           $         --       $        --        $   4,607,560
Demand note payable (Note 5)                                  68,000                     --                --                  --
Payable for variation margin on open financial
    futures contracts(Note1E)                                  2,344                  13,125             9,844              14,063
Payable to affiliate for Trustees' fees (Note 2)                 263                   1,500             1,187               1,930
Accrued expenses                                               4,349                   4,463            10,414               7,482
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                        $    74,956           $      19,088      $     21,445       $   4,631,035
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                            $34,876,664           $ 109,786,604      $ 81,494,060       $ 178,862,366
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                          $33,422,594           $ 106,249,585      $ 76,879,170       $ 168,322,738
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                              1,454,070               3,537,019         4,614,890          10,539,628
------------------------------------------------------------------------------------------------------------------------------------
Total                                                    $34,876,664           $ 109,786,604      $ 81,494,060       $ 178,862,366
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D
Statements of Assets and Liabilities

As of February 28, 1997


                                                        Oregon           South Carolina          Tennessee            Virginia
                                                       Portfolio            Portfolio            Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                    $118,050,031       $53,154,856         $ 52,515,401          $ 159,487,477
    Unrealized appreciation                               5,703,861         3,427,035            2,231,940             10,547,348
------------------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                          $123,753,892       $56,581,891         $ 54,747,341          $ 170,034,825
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                   $         95       $       125         $        888          $         800
Receivable for investments sold                                  --         1,463,426                  --                     --
Interest receivable                                       1,710,233           805,296              849,290              2,813,355
Deferred organization expenses (Note 1D)                      1,902             2,817                2,273                  2,651
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                           $125,466,122       $58,853,555         $ 55,599,792          $ 172,851,631
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Demand note payable (Note 5)                           $  2,768,000       $ 1,581,000         $    150,000          $   1,595,000
Payable for variation margin on open financial
    futures contracts (Note 1E)                              31,250             5,469                6,563                 20,625
Payable to affiliate for Trustees' fees (Note 2)              1,504             1,190                1,187                  1,930
Accrued expenses                                             23,673             9,658                7,145                 10,262
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      $  2,824,427       $ 1,597,317         $    164,895          $   1,627,817
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                          $122,641,695       $57,256,238         $ 55,434,897          $ 171,223,814
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                        $117,096,348       $53,765,993         $ 53,106,528          $ 160,766,530
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                             5,545,347         3,490,245            2,328,369             10,457,284
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  $122,641,695       $57,256,238         $ 55,434,897          $ 171,223,814
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D
Statements of Operations

For the Six Months Ended February 28, 1997

                                                                 Alabama       Arkansas       Georgia         Kentucky
                                                                Portfolio      Portfolio     Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                                 $3,217,867    $2,120,180     $3,209,742      $ 3,961,023
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                 $  208,824    $  123,119     $  206,002      $   265,628
Compensation of Trustees not members of the
    Administrator's organization (Note 2)                            4,341         3,696          4,341            4,340
Custodian fee (Note 1J)                                             30,634        19,474         25,695           25,631
Legal and accounting services                                       20,842        18,867         20,867           20,867
Bond pricing                                                         3,931         3,690          3,943            4,669
Amortization of organization expenses (Note 1D)                        778           746          1,088              655
Registration fees                                                      416            70            400               --
Interest expense                                                        --        13,498             --               --
Miscellaneous                                                        6,537         1,906          4,256            6,399
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  $  276,303    $  185,066     $  266,592      $   328,189
------------------------------------------------------------------------------------------------------------------------------------
Less Allocations --
    Reduction of custodian fee (Note 1J)                        $    9,900    $       --     $    6,240      $    17,774
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                        $    9,900    $       --     $    6,240      $    17,774
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                    $  266,403    $  185,066     $  260,352      $   310,415
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                           $2,951,464    $1,935,114     $2,949,390      $ 3,650,608
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)             $  504,064    $  291,870     $  611,678      $   521,024
    Financial futures contracts                                   (727,615)     (485,077)      (636,666)      (1,049,096)
------------------------------------------------------------------------------------------------------------------------------------
Net realized loss on investment transactions                    $ (223,551)   $ (193,207)    $  (24,988)     $  (528,072)
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                         $2,855,149    $1,650,459     $2,440,115      $ 3,458,697
    Financial futures contracts                                   (156,966)     (104,642)        13,798          339,687
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments            $2,698,183    $1,545,817     $2,453,913      $ 3,798,384
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                 $2,474,632    $1,352,610     $2,428,925      $ 3,270,312
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                      $5,426,096    $3,287,724     $5,378,315      $ 6,920,920
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1997

                                                                                                                    North Carolina
                                                       Louisiana Portfolio  Maryland Portfolio  Missouri Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                             $1,093,909          $3,262,795           $2,519,158      $5,592,432
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                             $   40,486          $  215,602           $  152,918      $  395,003
Compensation of Trustees not members of the
    Administrator's organization (Note 2)                          802               4,340                4,512           5,631
Custodian fee  (Note 1J)                                        11,073              18,683               26,186          47,991
Legal and accounting services                                   18,567              20,867               18,567          24,981
Bond pricing                                                     2,862               4,251                3,555           4,856
Amortization of organization expenses (Note 1D)                    672                 753                  697           1,669
Miscellaneous                                                    1,941               6,923                2,723          10,989
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                              $   76,403          $  271,419           $  209,158      $  491,120
------------------------------------------------------------------------------------------------------------------------------------
Less Allocations --
    Reduction of custodian fee  (Note 1J)                   $    3,302          $   13,132           $    5,884      $   24,213
    Preliminary reduction of investment adviser fee
        (Note 2)                                                14,936                  --                   --              --
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                    $   18,238          $   13,132           $    5,884      $   24,213
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                $   58,165          $  258,287           $  203,274      $  466,907
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                       $1,035,744          $3,004,508           $2,315,884      $5,125,525
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (Identified cost basis)         $   69,768          $  957,102           $  473,848      $1,943,891
    Financial futures contracts                               (199,945)           (720,149)            (536,967)       (824,832)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions         $ (130,177)         $  236,953           $  (63,119)     $1,119,059
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (Identified cost basis)                     $  945,859          $2,356,908           $2,349,342      $2,593,092
    Financial futures contracts                                (27,604)           (159,010)              16,117         (77,317)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments        $  918,255          $2,197,898           $2,365,459      $2,515,775
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments             $  788,078          $2,434,851           $2,302,340      $3,634,834
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                  $1,823,822          $5,439,359           $4,618,224      $8,760,359
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1997

                                                                           South Carolina
                                                        Oregon Portfolio     Portfolio     Tennessee Portfolio   Virginia Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest  income                                             $3,828,477      $1,768,275         $1,662,646           $5,330,864
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                              $  255,298      $   91,676         $   85,483           $  373,632
Compensation of Trustees not members of the
    Administrator's organization (Note 2)                         4,355           3,386              3,391                5,631
Custodian fee  (Note 1J)                                         33,876          17,211             14,722               44,380
Legal and accounting services                                    20,567          18,867             18,567               25,022
Bond pricing                                                      4,216           2,730              3,122                5,093
Amortization of organization expenses (Note 1D)                   1,038             715              1,169                1,369
Registration fees                                                    --              50                 --                  160
Interest expense                                                 58,238           7,105                 --                   --
Miscellaneous                                                     3,116           1,624              2,142               11,838
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                               $  380,704      $  143,364         $  128,596           $  467,125
------------------------------------------------------------------------------------------------------------------------------------
Less Allocations --
    Reduction of custodian fee  (Note 1J)                    $   11,888      $    4,759         $    4,890           $   25,244
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                     $   11,888      $    4,759         $    4,890           $   25,244
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                 $  368,816      $  138,605         $  123,706           $  441,881
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                        $3,459,661      $1,629,670         $1,538,940           $4,888,983
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (Identified cost basis)          $  123,114      $  179,315         $  147,300           $1,565,769
    Financial futures contracts                                (943,560)       (373,966)          (325,909)            (984,859)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions          $ (820,446)     $ (194,651)        $ (178,609)          $  580,910
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (Identified cost basis)                      $2,567,269      $1,551,117         $1,453,636           $2,959,294
    Financial futures contracts                                (124,517)         63,210             19,314              (45,042)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments         $2,442,752      $1,614,327         $1,472,950           $2,914,252
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments              $1,622,306      $1,419,676         $1,294,341           $3,495,162
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                   $5,081,967      $3,049,346         $2,833,281           $8,384,145
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1997


                                                         Alabama           Arkansas           Georgia           Kentucky
Increase (Decrease) in Net Assets                       Portfolio         Portfolio          Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $  2,951,464      $  1,935,114      $   2,949,390      $   3,650,608
    Net realized loss on investments and
        financial futures contracts                        (223,551)         (193,207)           (24,988)          (528,072)
    Change in unrealized appreciation
        (depreciation)                                    2,698,183         1,545,817          2,453,913          3,798,384
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $  5,426,096      $  3,287,724      $   5,378,315      $   6,920,920
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                      $  2,373,337      $    897,078      $   2,605,777      $   2,466,500
    Withdrawals                                          (9,866,403)       (9,585,814)       (15,406,953)       (14,770,085)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                       $ (7,493,066)     $ (8,688,736)     $ (12,801,176)     $ (12,303,585)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                             $ (2,066,970)     $ (5,401,012)     $  (7,422,861)     $  (5,382,665)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                 $108,543,550      $ 74,103,217      $ 108,974,295      $ 133,017,453
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                       $106,476,580      $ 68,702,205      $ 101,551,434      $ 127,634,788
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1997

                                                                                                                     North Carolina
Increase (Decrease) in Net Assets                    Louisiana Portfolio   Maryland Portfolio   Missouri Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                $ 1,035,744       $  3,004,508          $ 2,315,884         $  5,125,525
    Net realized gain (loss) on investments and
        financial futures contracts                         (130,177)           236,953              (63,119)           1,119,059
    Change in unrealized appreciation
        (depreciation)                                       918,255          2,197,898            2,365,459            2,515,775
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations               $ 1,823,822       $  5,439,359          $ 4,618,224         $  8,760,359
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                        $ 1,215,986       $  3,224,739          $ 1,252,604         $  2,978,480
    Withdrawals                                           (3,211,815)        (9,465,839)          (9,539,131)         (19,920,858)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                         $(1,995,829)      $ (6,241,100)         $(8,286,527)        $(16,942,378)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                               $  (172,007)      $   (801,741)         $(3,668,303)        $ (8,182,019)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                   $35,048,671       $110,588,345          $85,162,363         $187,044,385
-----------------------------------------------------------------------------------------------------------------------------------
At end of period                                         $34,876,664       $109,786,604          $81,494,060         $178,862,366
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1997


                                                            Oregon       South Carolina      Tennessee         Virginia
Increase (Decrease) in Net Assets                         Portfolio         Portfolio        Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                                $  3,459,661      $ 1,629,670      $  1,538,940     $   4,888,983
    Net realized gain (loss) on investments and
        financial futures contracts                          (820,446)        (194,651)         (178,609)          580,910
    Change in unrealized appreciation
        (depreciation)                                      2,442,752        1,614,327         1,472,950         2,914,252
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations               $  5,081,967      $ 3,049,346      $  2,833,281     $   8,384,145
------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                        $  3,450,714      $ 1,963,020      $  1,779,091     $   4,060,173
    Withdrawals                                           (15,649,641)      (6,074,275)       (5,242,828)      (18,864,825)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets from capital
    transactions                                         $(12,198,927)     $(4,111,255)     $ (3,463,737)    $ (14,804,652)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                               $ (7,116,960)     $(1,061,909)     $   (630,456)    $  (6,420,507)
------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                   $129,758,655      $58,318,147      $ 56,065,353     $ 177,644,321
------------------------------------------------------------------------------------------------------------------------------
At end of period                                         $122,641,695      $57,256,238      $ 55,434,897     $ 171,223,814
------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996

                                                        Alabama            Arkansas             Georgia           Kentucky
Increase (Decrease) in Net Assets                      Portfolio           Portfolio           Portfolio          Portfolio
----------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                             $  6,332,868       $   4,255,703       $  6,613,729        $  7,720,705
    Net realized gain (loss) on investments and
        financial futures contracts                      1,487,745             286,243            760,070          (1,218,558)
    Change in unrealized appreciation
        (depreciation)                                  (1,006,618)           (463,593)          (233,422 )         1,370,567
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            $  6,813,995       $   4,078,353       $  7,140,377        $  7,872,714
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                     $  5,435,768       $   3,573,437       $  4,580,164        $  6,532,846
    Withdrawals                                        (22,192,266)        (15,083,575)       (25,694,913)        (26,656,733)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                      $(16,756,498)      $ (11,510,138)      $(21,114,749)      $ (20,123,887)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                            $ (9,942,503)      $  (7,431,785)      $(13,974,372)       $(12,251,173)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                  $118,486,053       $  81,535,002       $122,948,667        $145,268,626
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                        $108,543,550       $  74,103,217       $108,974,295        $133,017,453
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1996

                                                        Louisiana           Maryland         Missouri          North Carolina
Increase (Decrease) in Net Assets                       Portfolio           Portfolio        Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $  2,080,783       $   6,315,616      $  5,007,538        $  10,663,105
    Net realized gain (loss) on investments and
        financial futures contracts                        (353,485)          1,533,760         1,101,913             (138,749)
    Change in unrealized appreciation
        (depreciation)                                      290,155            (570,744)       (1,026,029)             742,696
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $  2,017,453       $   7,278,632      $  5,083,422        $  11,267,052
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                      $  4,634,958       $   9,198,950      $  4,159,884        $  19,433,725
    Withdrawals                                          (5,912,419)        (20,893,413)      (17,243,046)         (38,835,116)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                       $ (1,277,461)      $ (11,694,463)     $(13,083,162)       $ (19,401,391)
----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                  $    739,992       $  (4,415,831)     $ (7,999,740)       $  (8,134,339)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                   $ 34,308,679       $ 115,004,176      $ 93,162,103        $ 195,178,724
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                         $ 35,048,671       $ 110,588,345      $ 85,162,363        $ 187,044,385
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996

                                                         Oregon            South Carolina        Tennessee           Virginia
Increase (Decrease) in Net Assets                       Portfolio            Portfolio           Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $  7,559,303        $  3,474,069        $   3,197,243        $  10,483,462
    Net realized gain (loss) on investments and
        financial futures contracts                        (969,132)            659,386               41,366              178,747
    Change in unrealized appreciation
        (depreciation)                                      492,083            (468,193)             360,970              148,870
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $  7,082,254        $  3,665,262        $   3,599,579        $  10,811,079
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                      $  5,697,262        $  5,386,887        $   4,078,787        $   9,068,306
    Withdrawals                                         (29,411,782)        (12,145,670)         (10,286,316)         (33,982,986)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions   $(23,714,520)       $ (6,758,783)       $  (6,207,529)       $ (24,914,680)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                             $(16,632,266)       $ (3,093,521)       $  (2,607,950)       $ (14,103,601)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                   $146,390,921        $ 61,411,668        $  58,673,303        $ 191,747,922
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                         $129,758,655        $ 58,318,147        $  56,065,353        $ 177,644,321
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D
Supplementary Data

                                                   Alabama Portfolio                                  Arkansas Portfolio
                                -------------------------------------------------------  -------------------------------------------

                                                            Year Ended
                              Six Months    ------------------------------------------    Six Months
                              Ended                  August 31,                Sept. 30,  Ended             Year Ended August 31,
                              Feb. 28, 1997 ------------------------------     ---------  Feb. 28, 1997  ---------------------------
                              (Unaudited)     1996       1995        1994*       1993**   (Unaudited)    1996      1995      1994***
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets++:
------------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                    0.52%+     0.49%      0.47%       0.44%+      0.25%+      0.52%+       0.48%     0.46%    0.24%+
Net expenses, after
     custodian fee reduction      0.50%+     0.45%         --          --          --       0.52%+       0.46%       --       --
Net investment income             5.53%+     5.50%      5.77%       5.37%+      5.52%+      5.43%+       5.40%     5.69%    5.60%+

Portfolio Turnover                  11%        52%        51%         26%         10%         11%          11%       23%      16%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                $106,477   $108,544   $118,486    $117,163     $83,628     $68,702      $74,103   $81,535  $82,917

++ The operating expenses of the Portfolios may reflect a reduction of the Investment Adviser fee and/or an allocation of expenses to the Investment Adviser. Had such action not been taken, the annualized ratios would have been as follows:

Expenses /(1)/                                                                  0.35%+                                      0.43%+
Net investment income                                                           5.42%+                                      5.41%+

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
***   For the seven months ended August 31, 1994.

/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                              Georgia Portfolio
                                                          -------------------------------------------------------
                                                                                          Year Ended
                                                          Six Months    -----------------------------------------
                                                          Ended                   August 31,            Sept. 30,
                                                          Feb. 28, 1997 ------------------------------- ---------
                                                          (Unaudited)   1996       1995         1994*    1993**
-----------------------------------------------------------------------------------------------------------------


Ratios to average
daily net assets:
-----------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                            0.51%+      0.50%       0.46%        0.44%+      0.40%+

Net expenses, after
     custodian fee reduction                              0.50%+      0.45%          --           --          --

Net investment income                                     5.61%+      5.59%       5.73%        5.37%+      5.37%+

Portfolio Turnover                                           8%         21%         48%          45%         35%
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)              $101,551    $108,974     $122,949    $137,724    $119,311


                                                                              Kentucky Portfolio
                                                          -------------------------------------------------------
                                                                                          Year Ended
                                                          Six Months    -----------------------------------------
                                                          Ended                    August 31,           Sept. 30,
                                                          Feb. 28, 1997 ------------------------------- ---------
                                                          (Unaudited)   1996         1995         1994*    1993**
-----------------------------------------------------------------------------------------------------------------


Ratios to average
daily net assets:
-----------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                            0.50%+        0.53%        0.49%       0.46%+      0.40%+

Net expenses, after
     custodian fee reduction                              0.48%+        0.50%           --          --          --

Net investment income                                     5.61%+        5.49%        5.75%       5.39%+      5.40%+

Portfolio Turnover                                          13%           28%          30%         21%         11%
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)               $127,635     $133,017     $145,269     $145,210   $117,936

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                        Louisiana Portfolio                                   Maryland Portfolio
                              ---------------------------------------      --------------------------------------------------------
                                                                                                          Year Ended
                              Six Months                                   Six Months     -----------------------------------------
                              Ended           Year Ended August 31,        Ended                 August 31,               Sept. 30,
                              Feb. 28, 1997  -----------------------       Feb. 28, 1997  --------------------------      ---------
                              (Unaudited)    1996    1995    1994***       (Unaudited)    1996      1995       1994*      1993**
-----------------------------------------------------------------------------------------------------------------------------------

Ratios to average
daily net assets++:
-----------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                   0.35%+     0.30%    0.22%    0.14%+         0.49%+      0.51%       0.47%     0.44%+    0.36%+
Net expenses, after
     custodian fee reduction     0.33%+     0.23%       --       --          0.47%+      0.48%          --        --        --
Net investment income            5.95%+     5.90%    6.06%    5.86%+         5.45%+      5.50%       5.79%     5.44%+    5.41%+

Portfolio Turnover                 12%        99%      46%      21%            13%         33%         30%       41%       34%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                 $34,877     $35,049  $34,309  $31,423       $109,787   $110,588    $115,004  $117,856    $94,213

++ The operating expenses of the Portfolios may reflect a reduction of the Investment Adviser fee and/or an allocation of expenses to the Investment Adviser. Had such action not been taken, the annualized ratios would have been as follows:

Expenses /(1)/                    0.44%+      0.41%    0.33%    0.33%+                                                     0.38%+
Expenses after custodian
fee reduction                     0.42%+      0.35%      --       --                                                         --
Net investment income             5.86%+      5.79%    5.95%    5.67%+                                                     5.39%+

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
***   For the seven months ended August 31, 1994.
/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data



                                                               Missouri Portfolio
                                           ------------------------------------------------------------

                                           Six Months                     Year Ended,
                                           Ended          ---------------------------------------------
                                           Feb. 28,                August 31,              Sept. 30,
                                           1997           ----------------------------     ------------
                                           (Unaudited)     1996        1995       1994*    1993**
-------------------------------------------------------------------------------------------------------

Ratios to average
daily net assets:
-------------------------------------------------------------------------------------------------------
Expenses /(1)/                                  0.50%+     0.49%       0.48%      0.45%+   0.40%+
Net expenses, after
     custodian fee reduction                    0.49%+     0.47%        --         --       --
Net investment income                           5.56%+     5.52%       5.76%      5.36%+   5.36%+
Portfolio Turnover                                 2%        36%         24%        28%       6%
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $81,494    $85,162     $93,162    $95,167  $75,273


                                                           North Carolina Portfolio
                                           ------------------------------------------------------------

                                           Six Months                     Year Ended,
                                           Ended          ---------------------------------------------
                                           Feb. 28,                August 31,              Sept. 30,
                                           1997           -----------------------------    ------------
                                           (Unaudited)      1996        1995       1994*   1993**
-------------------------------------------------------------------------------------------------------

Ratios to average
daily net assets:
-------------------------------------------------------------------------------------------------------
Expenses/(1)/                                   0.54%+     0.52%       0.48%      0.46%+   0.43%+
Net expenses, after
     custodian fee reduction                    0.51%+     0.48%        --         --       --
Net investment income                           5.58%+     5.51%       5.78%      5.40%+   5.43%+
Portfolio Turnover                                18%        54%         33%        37%      21%
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)     $178,862   $187,044    $195,179   $199,772 $172,534

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                  Oregon Portfolio
                                            ---------------------------------------------------------------
                                                                             Year Ended,
                                            Six Months     ------------------------------------------------
                                            Ended                     August 31,                 Sept. 30,
                                            Feb. 28, 1997  ---------------------------------   ------------
                                            (Unaudited)     1996       1995           1994*        1993**
-----------------------------------------------------------------------------------------------------------

Ratios to average
daily net assets:
-----------------------------------------------------------------------------------------------------------
Expenses /(1)/                                   0.61%+      0.50%       0.50%         0.46%+       0.43%+
Net expenses, after
     custodian fee reduction                     0.59%+      0.47%          --            --           --
Net investment income                            5.50%+      5.37%       5.60%         5.26%+       5.30%+

Portfolio Turnover                                  7%         28%         22%           15%          32%
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
    omitted)                                 $122,642    $129,759    $146,391      $153,119     $127,497



                                                               South Carolina Portfolio
                                                    ----------------------------------------------

                                                    Six Months
                                                    Ended              Year Ended August 31,
                                                    Feb. 28, 1997 --------------------------------
                                                    (Unaudited)    1996        1995        1994***
--------------------------------------------------------------------------------------------------

Ratios to average
daily net assets:
--------------------------------------------------------------------------------------------------
Expenses /(1)/                                        0.50%+       0.53%       0.44%       0.37%+
Net expenses, after
     custodian fee reduction                          0.48%+       0.51%          --          --
Net investment income                                 5.64%+       5.65%       5.81%       5.47%+

Portfolio Turnover                                       2%          36%         75%         23%
-------------------------------------------------------------------------------------------------
Net assets, end of period (000s
    omitted)                                       $57,256      $58,318     $61,412     $62,265

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
***   For the seven months ended August 31, 1994.
/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                         Tennessee Portfolio
                                                      ----------------------------------------------------------------
                                                                                        Year Ended
                                                      Six Months       ------------------------------------------------
                                                      Ended                       August 31,                Sept. 30,
                                                      Feb. 28, 1997    ----------------------------------   -----------
                                                      (Unaudited)      1996         1995          1994*     1993**
-----------------------------------------------------------------------------------------------------------------------

Ratios to average
daily net assets:
-----------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                           0.46%+        0.45%        0.41%        0.36%+        0.08%+
Net expenses, after
     custodian fee reduction                             0.44%+        0.43%          --           --            --
Net investment income                                    5.53%+        5.52%        5.81%        5.49%+        5.60%+

Portfolio Turnover                                          3%           39%          20%          10%           69%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)               $55,435       $56,065      $58,673      $56,496       $39,266



                                                                          Virginia Portfolio
                                                      -----------------------------------------------------------------
                                                                                        Year Ended
                                                      Six Months       ------------------------------------------------
                                                      Ended                       August 31,                Sept. 30,
                                                      Feb. 28, 1997    ----------------------------------   -----------
                                                      (Unaudited)      1996         1995          1994*     1993**
-----------------------------------------------------------------------------------------------------------------------

Ratios to average
daily net assets:
-----------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                           0.53%+        0.51%        0.48%        0.46%+        0.43%+
Net expenses, after
      custodian fee reduction                            0.51%+        0.48%          --           --            --
Net investment income                                    5.60%+        5.55%         5.81%       5.49%+        5.49%+

Portfolio Turnover                                          9%           30%           38%         48%           29%
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)              $171,224      $177,644      $191,748    $194,519      $174,260


+      Annualized.
*      For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.





                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997
NOTES TO FINANCIAL STATEMENTS (Unaudited)



1 Significant Accounting Policies
  -------------------------------------------------------------------------
  Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end investment management companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked price. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

  C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Options on Financial Futures Contracts -- Upon purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

EV Municipals Portfolios as of February 28, 1997
NOETS TO FINANCIAL STATEMENTS (Unaudited) CONT'D


  G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

  H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I Other -- Investment transactions are accounted for on a trade date basis.

  J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expense on the statement of operations.

  K Interim Financial Information -- The interim financial statements relating to February 28, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions
  with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.

  The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

  For the six months ended February 28, 1997, the Portfolios paid advisory fees as follows:


  Portfolio                    Amount             Effective Rate*
--------------------------------------------------------------------
  Alabama                      $  208,824          0.42%

  Arkansas                        123,119          0.35%

  Georgia                         206,002          0.39%

  Kentucky                        265,628          0.41%

  Louisiana                        40,486          0.23%

  Maryland                        215,602          0.39%

  Missouri                        152,918          0.37%

  North Carolina                  395,003          0.43%

  Oregon                          255,298          0.41%

  South Carolina                   91,676          0.32%

  Tennessee                        85,483          0.31%

  Virginia                        373,632          0.43%

  * Advisory fees paid as a percentage of average daily net assets
  (annualized).

  To enhance the net income of the Louisiana Portfolio, BMR made a preliminary reduction of its fee in the amount of $14,936 for the six months ended February 28, 1997.

  Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

  Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six month period ended February 28, 1997, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of EVM and/or BMR.

EV Municipals Portfolios as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


3 Investments
  -----------------------------------------------------------------------------
  Purchases and Sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the six months ended
  February 28, 1997 were as follows:
  Alabama Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $ 11,395,250
  Sales                                                             14,827,971


  Arkansas Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $  8,157,962
  Sales                                                             16,234,531


  Georgia Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $  8,028,825
  Sales                                                             19,675,801


  Kentucky Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $ 17,197,274
  Sales                                                             22,803,428


  Louisiana Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $  4,156,026
  Sales                                                              5,705,070


  Maryland Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $ 13,789,340
  Sales                                                             18,085,195


  Missouri Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $  1,512,765
  Sales                                                             10,227,909


  North Carolina Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $ 33,485,395
  Sales                                                             44,681,024


  Oregon Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $  8,874,830
  Sales                                                             13,527,875


  South Carolina Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $  1,052,350
  Sales                                                              3,050,765


  Tennessee Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $  1,478,560
  Sales                                                              4,594,575


  Virginia Portfolio
  -----------------------------------------------------------------------------
  Purchases                                                       $ 15,446,753
  Sales                                                             24,235,198


4 Federal Income Tax Basis of Investments
  -----------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at February 28, 1997, as computed on a federal income tax basis, are as follows:


  Alabama Portfolio
  -----------------------------------------------------------------------------
  Aggregate Cost                                                  $100,675,836
  -----------------------------------------------------------------------------
  Gross unrealized appreciation                                   $  5,682,821

  Gross unrealized depreciation                                       (129,583)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                     $  5,553,238
  -----------------------------------------------------------------------------


  Arkansas Portfolio
  -----------------------------------------------------------------------------
  Aggregate Cost                                                  $ 65,038,418
  -----------------------------------------------------------------------------
  Gross unrealized appreciation                                   $  2,715,870

  Gross unrealized depreciation                                        (97,168)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                     $  2,618,702
  -----------------------------------------------------------------------------


  Georgia Portfolio
  -----------------------------------------------------------------------------
  Aggregate Cost                                                  $ 94,112,523
  -----------------------------------------------------------------------------
  Gross unrealized appreciation                                   $  5,642,282

  Gross unrealized depreciation                                       (160,446)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                     $  5,481,836
  -----------------------------------------------------------------------------

EV Municipals Portfolios as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Kentucky Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                    $121,126,820
-------------------------------------------------------------------------------
Gross unrealized appreciation                                     $  6,854,895

Gross unrealized depreciation                                          (63,628)
-------------------------------------------------------------------------------

Net unrealized appreciation                                       $  6,791,267
-------------------------------------------------------------------------------


Louisiana Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                    $ 32,863,537
-------------------------------------------------------------------------------
Gross unrealized appreciation                                     $  1,466,963

Gross unrealized depreciation                                          (17,327)
-------------------------------------------------------------------------------

Net unrealized appreciation                                       $  1,449,636
-------------------------------------------------------------------------------


Maryland Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                   $103,997,044
-------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  3,838,537

Gross unrealized depreciation                                        (244,204)
-------------------------------------------------------------------------------

Net unrealized appreciation                                      $  3,594,333
-------------------------------------------------------------------------------


Missouri Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                   $ 75,521,959
-------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  4,546,070

Gross unrealized depreciation                                         (75,823)
-------------------------------------------------------------------------------

Net unrealized appreciation                                      $  4,470,247
-------------------------------------------------------------------------------


North Carolina Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                   $164,910,428
-------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 10,564,610

Gross unrealized depreciation                                         (69,714)
-------------------------------------------------------------------------------

Net unrealized appreciation                                      $ 10,494,896
-------------------------------------------------------------------------------


Oregan Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                   $118,050,031
-------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  5,820,017

Gross unrealized depreciation                                        (116,156)
-------------------------------------------------------------------------------

Net unrealized appreciation                                      $  5,703,861
-------------------------------------------------------------------------------


South Carolina Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                   $ 53,154,856
-------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  3,428,940

Gross unrealized depreciation                                          (1,905)
-------------------------------------------------------------------------------

Net unrealized appreciation                                      $  3,427,035
-------------------------------------------------------------------------------


Tennessee Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                   $ 52,515,401
-------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  2,295,048

Gross unrealized depreciation                                         (63,108)
-------------------------------------------------------------------------------

Net unrealized appreciation                                      $  2,231,940
-------------------------------------------------------------------------------


Virginia Portfolio
-------------------------------------------------------------------------------
Aggregate Cost                                                   $159,487,477
-------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 10,599,313

Gross unrealized depreciation                                         (51,965)
-------------------------------------------------------------------------------

Net unrealized appreciation                                      $ 10,547,348
-------------------------------------------------------------------------------

EV Municipals Portfolios as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios or Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At February 28, 1997, the Alabama Portfolio, Arkansas Portfolio, Kentucky Portfolio, Louisiana Portfolio, Oregon Portfolio, South Carolina Portfolio, Tennessee Portfolio and Virginia Portfolio had balances outstanding pursuant to this line of credit of $17,000, $122,000, $1,013,000, $68,000, $2,768,000, $1,581,000, $150,000, and
  $1,595,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the six months ended February 28, 1997.

6 Financial Instruments
  -----------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.



  A summary of obligations under these financial instruments at February 28, 1997, is as follows:


                 Futures
                 Contracts                                                        Net Unrealized
                 Expiration                                                       Appreciation
  Portfolio      Date              Contracts                     Position         (Depreciation)
--------------------------------------------------------------------------------------------------
  Alabama        3/97              81  U.S. Treasury Bonds       Short            $(55,267)
--------------------------------------------------------------------------------------------------
  Arkansas       3/97              54  U.S. Treasury Bonds       Short            $(36,844)
--------------------------------------------------------------------------------------------------
  Georgia        3/97              76  U.S. Treasury Bonds       Short            $168,031
--------------------------------------------------------------------------------------------------
  Kentucky       3/97              75  U.S. Treasury Bonds       Short            $306,610
--------------------------------------------------------------------------------------------------
  Louisiana      3/97              15  U.S. Treasury Bonds       Short              $4,434
--------------------------------------------------------------------------------------------------
  Maryland       3/97              84  U.S. Treasury Bonds       Short            $(57,313)
--------------------------------------------------------------------------------------------------
  Missouri       3/97              63  U.S. Treasury Bonds       Short            $144,643
--------------------------------------------------------------------------------------------------
  North
  Carolina       3/97              90  U.S. Treasury  Bonds      Short             $44,732
--------------------------------------------------------------------------------------------------
  Oregon         3/97             200  U.S. Treasury Bonds       Short           $(158,514)
--------------------------------------------------------------------------------------------------
  Tennessee      3/97              42  U.S. Treasury Bonds       Short             $96,429
--------------------------------------------------------------------------------------------------
  South
  Carolina       3/97              35  U.S. Treasury Bonds       Short             $(5,469)
--------------------------------------------------------------------------------------------------

EV Marathon Municipals Funds as of February 28, 1997

INVESTMENT MANAGEMENT



EV Marathon Municipals Funds

                  Officers                                      Independent Trustees

                  Thomas J. Fetter                              Donald R. Dwight
                  President                                     President, Dwight Partners, Inc.
                                                                Chairman, Newspapers of New England, Inc.
                  James B. Hawkes
                  Vice President and Trustee                    Samuel L. Hayes, III
                                                                Jacob H. Schiff Professor of Investment
                  Robert B. MacIntosh                           Banking, Harvard University Graduate
                  Vice President                                School of Business Administration

                  James L. O'Connor                             Norton H. Reamer
                  Treasurer                                     President and Director, United Asset
                                                                Management Corporation
                  Thomas Otis
                  Secretary                                     John L. Thorndike
                                                                Formerly Director, Fiduciary Company
                                                                Incorporated

                                                                Jack L. Treynor
                                                                Investment Adviser and Consultant


Municipals Portfolios

                   Officers                                     Independent Trustees

                   Thomas J. Fetter                             Donald R. Dwight
                   President and Portfolio                      President, Dwight Partners, Inc.
                   Manager of South Carolina                    Chairman, Newspapers of New England, Inc.
                   Municipals Portfolio
                                                                Samuel L. Hayes, III
                   James B. Hawkes                              Jacob H. Schiff Professor of Investment
                   Vice President and Trustee                   Banking, Harvard University Graduate
                                                                School of Business Administration
                   Robert B. MacIntosh
                   Vice President and Portfolio Manager         Norton H. Reamer
                   of Louisiana and North Carolina              President and Director, United Asset
                   Municipals Portfolios                        Management Corporation

                   Timothy T. Browse                            John L. Thorndike
                   Vice President and Portfolio Manager         Formerly Director, Fiduciary Company Incorporated
                   of Alabama, Arkansas, Maryland and
                   Virginia Municipals Portfolios               Jack L. Treynor
                                                                Investment Adviser and Consultant
                   Cynthia J. Clemson
                   Vice President and Portfolio Manager
                   of Georgia, Missouri, and Tennessee
                   Municipals Portfolios

                   Nicole Anderes
                   Vice President and Portfolio Manager
                   of Kentucky Municipals Portfolio

                   Thomas M. Metzold
                   Vice President and Portfolio Manager of
                   Oregon Municipals Portfolio